Separate Account USL A

The United States Life Insurance Company in the City of New York

2021

Annual Report

December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and the Contract Owners of Separate Account USL A.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account USL A indicated in the table below as of December 31, 2021, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Separate Account USL A as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
AB VPS Global Thematic Growth Portfolio Class B	AB VPS Growth and Income Portfolio Class A
AB VPS Growth and Income Portfolio Class B	AB VPS Intermediate Bond Portfolio Class A
AB VPS Intermediate Bond Portfolio Class B (1)	AB VPS International Growth Portfolio Class A
AB VPS International Value Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
AB VPS Large Cap Growth Portfolio Class B	AB VPS Small Cap Growth Portfolio Class A
AB VPS Small/Mid Cap Value Portfolio Class A	BlackRock Advantage Large Cap Core V.I. Fund Class I (1)
BlackRock Advantage SMID Cap V.I. Fund Class I (1)	BlackRock Basic Value V.I. Fund Class I (1)
BlackRock Equity Dividend V.I. Fund Class I (1)	BlackRock Global Allocation V.I. Fund Class I (1)
BlackRock Government Money Market V.I. Fund Class I (1)	BlackRock II High Yield V.I. Fund Class I (1)
BlackRock II Total Return V.I. Fund Class I (1)	BlackRock International V.I. Fund Class I (1)
BlackRock Large Cap Focus Growth V.I. Fund Class I (1)	BNY Mellon Stock Index Fund, Inc. Initial Shares
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2
Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class
Invesco V.I. American Franchise Fund Series I	Invesco V.I. American Value Fund Series I
Invesco V.I. Comstock Fund Series I (1)	Invesco V.I. Global Core Equity Fund Series I (1)
Invesco V.I. Government Securities Fund Series I (1)	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. High Yield Fund Series I (1)	Invesco V.I. International Growth Fund Series I
LVIP BlackRock Advantage Allocation Fund Standard Class (1)	LVIP Delaware High Yield Fund Standard Class
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	LVIP Delaware SMID Cap Core Fund Standard Class
LVIP Delaware Value Fund Standard Class	Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (1)
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (1)	Morgan Stanley VIF Global Strategist Portfolio Class I (1)
Morgan Stanley VIF Growth Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I (1)
VALIC Company I Government Money Market I Fund (1)	VALIC Company I International Equities Index Fund (1)
VALIC Company I Mid Cap Index Fund (1)	VALIC Company I Nasdaq-100 Index Fund (1)
VALIC Company I Science & Technology Fund (1)	VALIC Company I Small Cap Index Fund (1)
VALIC Company I Stock Index Fund (1)	VanEck VIP Emerging Markets Fund Initial Class
VanEck VIP Global Resources Fund Initial Class	Vanguard 500 Index Fund Admiral Shares (1)

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

Vanguard Dividend Growth Fund Investor Shares	Vanguard Federal Money Market Fund Investor Shares (1)
Vanguard GNMA Fund Investor Shares (1)	Vanguard Inflation-Protected Securities Fund Investor Shares
Vanguard LifeStrategy Conservative Growth Fund Investor Shares (1)	Vanguard LifeStrategy Growth Fund Investor Shares (1)
Vanguard LifeStrategy Income Fund Investor Shares	Vanguard LifeStrategy Moderate Growth Fund Investor Shares (1)
Vanguard Small-Cap Growth Index Fund Admiral Shares (1)	Vanguard Small-Cap Value Index Fund Admiral Shares (1)
Vanguard Total Bond Market Index Fund Admiral Shares (1)	Vanguard U.S. Growth Fund Investor Shares (1)
Vanguard VIF Balanced Portfolio	Vanguard VIF Capital Growth Portfolio
Vanguard VIF Conservative Allocation Portfolio (1)	Vanguard VIF Diversified Value Portfolio
Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Index Portfolio (1)
Vanguard VIF Growth Portfolio	Vanguard VIF High Yield Bond Portfolio
Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Moderate Allocation Portfolio (1)	Vanguard VIF Real Estate Index Portfolio
Vanguard VIF Short-Term Investment-Grade Portfolio	Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Total Bond Market Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio
Vanguard Wellington Fund Investor Shares (1)	Vanguard Windsor Fund Investor Shares (1)

(1)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.

Basis for Opinions

These financial statements are the responsibility of The United States Life Insurance Company in the City of New York management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account USL A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account USL A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2022

We have served as the auditor of one or more of the sub-accounts of The United States Life Insurance Company in the City of New York since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Sub-accounts		Investments at Fair Value		Due from (to) General Account, Net		Net Assets		Contract Owners - Annuity Reserves		Contract Owners - Accumulation Reserves		Net Assets Attributable to Contract Owner Reserves
AB VPS Balanced Wealth Strategy Portfolio Class A	$	1,585,034	$	-	$	1,585,034	$	17,503	$	1,567,531	$	1,585,034
AB VPS Global Thematic Growth Portfolio Class A		1,991,582		-		1,991,582		266,008		1,725,574		1,991,582
AB VPS Global Thematic Growth Portfolio Class B		424,925		-		424,925		-		424,925		424,925
AB VPS Growth and Income Portfolio Class A		4,889,200		-		4,889,200		114,739		4,774,461		4,889,200
AB VPS Growth and Income Portfolio Class B		2,271,746		-		2,271,746		144,273		2,127,473		2,271,746
AB VPS Intermediate Bond Portfolio Class A		2,594,467		-		2,594,467		72,181		2,522,286		2,594,467
AB VPS International Growth Portfolio Class A		1,305,008		-		1,305,008		22,471		1,282,537		1,305,008
AB VPS International Value Portfolio Class A		217,408		-		217,408		-		217,408		217,408
AB VPS Large Cap Growth Portfolio Class A		10,300,197		-		10,300,197		586,997		9,713,200		10,300,197
AB VPS Large Cap Growth Portfolio Class B		1,870,107		-		1,870,107		89,877		1,780,230		1,870,107
AB VPS Small Cap Growth Portfolio Class A		1,257,183		-		1,257,183		5,179		1,252,004		1,257,183
AB VPS Small/Mid Cap Value Portfolio Class A		1,017,687		-		1,017,687		-		1,017,687		1,017,687
BNY Mellon Stock Index Fund, Inc. Initial Shares		769,697		-		769,697		6,520		763,177		769,697
Fidelity VIP Asset Manager Portfolio Initial Class		132,749		-		132,749		-		132,749		132,749
Fidelity VIP Contrafund Portfolio Initial Class		274,618		-		274,618		-		274,618		274,618
Fidelity VIP Government Money Market Portfolio Initial Class		202,692		-		202,692		23,353		179,339		202,692
Fidelity VIP Government Money Market Portfolio Service Class 2		682,585		-		682,585		-		682,585		682,585
Fidelity VIP Growth Portfolio Initial Class		1,559,552		-		1,559,552		1,967		1,557,585		1,559,552
Fidelity VIP High Income Portfolio Initial Class		160,582		-		160,582		-		160,582		160,582
Fidelity VIP Investment Grade Bond Portfolio Initial Class		10,347		-		10,347		-		10,347		10,347
Fidelity VIP Overseas Portfolio Initial Class		71,663		-		71,663		-		71,663		71,663
Invesco V.I. American Franchise Fund Series I		80,776		-		80,776		-		80,776		80,776
Invesco V.I. American Value Fund Series I		7,667		-		7,667		-		7,667		7,667
Invesco V.I. Growth and Income Fund Series I		7,572		-		7,572		-		7,572		7,572
Invesco V.I. International Growth Fund Series I		88,228		-		88,228		-		88,228		88,228
LVIP Delaware High Yield Fund Standard Class		18,647		-		18,647		-		18,647		18,647
LVIP Delaware Limited-Term Diversified Income Fund Standard Class		9,446		-		9,446		-		9,446		9,446
LVIP Delaware SMID Cap Core Fund Standard Class		147,075		-		147,075		-		147,075		147,075
LVIP Delaware Value Fund Standard Class		209,906		-		209,906		4,264		205,642		209,906
Morgan Stanley VIF Growth Portfolio Class I		26,154		-		26,154		-		26,154		26,154
VanEck VIP Emerging Markets Fund Initial Class		10,481		-		10,481		-		10,481		10,481
VanEck VIP Global Resources Fund Initial Class		40,064		-		40,064		-		40,064		40,064
Vanguard Dividend Growth Fund Investor Shares		45,148		(1,925)		43,223		43,223		-		43,223
Vanguard Inflation-Protected Securities Fund Investor Shares		22,787		124		22,911		22,911		-		22,911
Vanguard LifeStrategy Income Fund Investor Shares		21,497		119		21,616		21,616		-		21,616
Vanguard VIF Balanced Portfolio		808,972		(14,370)		794,602		794,602		-		794,602
Vanguard VIF Capital Growth Portfolio		55,591		(2,742)		52,849		52,849		-		52,849
Vanguard VIF Equity Income Portfolio		301,469		(17,456)		284,013		284,013		-		284,013
Vanguard VIF Growth Portfolio		58,416		(2,121)		56,295		56,295		-		56,295
Vanguard VIF High Yield Bond Portfolio		1,797		(103)		1,694		1,694		-		1,694
Vanguard VIF International Portfolio		390,739		2,946		393,685		393,685		-		393,685
Vanguard VIF Mid-Cap Index Portfolio		3,985		(145)		3,840		3,840		-		3,840
Vanguard VIF Real Estate Index Portfolio		18,037		(460)		17,577		17,577		-		17,577
Vanguard VIF Short-Term Investment-Grade Portfolio		1,715		(14)		1,701		1,701		-		1,701
Vanguard VIF Small Company Growth Portfolio		21,783		(814)		20,969		20,969		-		20,969
Vanguard VIF Total Bond Market Index Portfolio		606,388		(134)		606,254		606,254		-		606,254
Vanguard VIF Total Stock Market Index Portfolio		99,081		(2,889)		96,192		96,192		-		96,192

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2021

Sub-accounts	Shares		Net Asset Value per Share		Shares at Fair Value		Cost of Shares Held	Level*
AB VPS Balanced Wealth Strategy Portfolio Class A	134,896	$	11.75	$	1,585,034	$	1,439,325	1
AB VPS Global Thematic Growth Portfolio Class A	43,108		46.20		1,991,582		1,072,723	1
AB VPS Global Thematic Growth Portfolio Class B	9,701		43.80		424,925		232,965	1
AB VPS Growth and Income Portfolio Class A	132,750		36.83		4,889,200		3,816,522	1
AB VPS Growth and Income Portfolio Class B	62,894		36.12		2,271,746		1,841,543	1
AB VPS Intermediate Bond Portfolio Class A	250,190		10.37		2,594,467		2,716,825	1
AB VPS International Growth Portfolio Class A	48,138		27.11		1,305,008		917,294	1
AB VPS International Value Portfolio Class A	13,830		15.72		217,408		191,521	1
AB VPS Large Cap Growth Portfolio Class A	110,648		93.09		10,300,197		6,778,541	1
AB VPS Large Cap Growth Portfolio Class B	21,829		85.67		1,870,107		1,294,668	1
AB VPS Small Cap Growth Portfolio Class A	50,027		25.13		1,257,183		921,920	1
AB VPS Small/Mid Cap Value Portfolio Class A	43,380		23.46		1,017,687		782,102	1
BNY Mellon Stock Index Fund, Inc. Initial Shares	9,892		77.81		769,697		395,371	1
Fidelity VIP Asset Manager Portfolio Initial Class	7,242		18.33		132,749		110,420	1
Fidelity VIP Contrafund Portfolio Initial Class	5,053		54.35		274,618		159,938	1
Fidelity VIP Government Money Market Portfolio Initial Class	202,692		1.00		202,692		202,692	1
Fidelity VIP Government Money Market Portfolio Service Class 2	682,585		1.00		682,585		682,585	1
Fidelity VIP Growth Portfolio Initial Class	15,226		102.43		1,559,552		1,013,744	1
Fidelity VIP High Income Portfolio Initial Class	30,587		5.25		160,582		171,161	1
Fidelity VIP Investment Grade Bond Portfolio Initial Class	775		13.35		10,347		9,894	1
Fidelity VIP Overseas Portfolio Initial Class	2,448		29.28		71,663		38,106	1
Invesco V.I. American Franchise Fund Series I	911		88.63		80,776		57,925	1
Invesco V.I. American Value Fund Series I	381		20.13		7,667		5,387	1
Invesco V.I. Growth and Income Fund Series I	319		23.70		7,572		6,123	1
Invesco V.I. International Growth Fund Series I	2,131		41.41		88,228		61,525	1
LVIP Delaware High Yield Fund Standard Class	3,849		4.85		18,647		20,140	1
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	962		9.82		9,446		9,679	1
LVIP Delaware SMID Cap Core Fund Standard Class	5,231		28.11		147,075		115,418	1
LVIP Delaware Value Fund Standard Class	7,070		29.69		209,906		197,824	1
Morgan Stanley VIF Growth Portfolio Class I	487		53.72		26,154		17,558	1
VanEck VIP Emerging Markets Fund Initial Class	728		14.40		10,481		8,414	1
VanEck VIP Global Resources Fund Initial Class	1,506		26.61		40,064		43,935	1
Vanguard Dividend Growth Fund Investor Shares	1,149		39.28		45,148		34,837	1
Vanguard Inflation-Protected Securities Fund Investor Shares	1,573		14.49		22,787		22,927	1
Vanguard LifeStrategy Income Fund Investor Shares	1,268		16.96		21,497		21,997	1
Vanguard VIF Balanced Portfolio	28,475		28.41		808,972		675,228	1
Vanguard VIF Capital Growth Portfolio	1,097		50.69		55,591		52,131	1
Vanguard VIF Equity Income Portfolio	10,840		27.81		301,469		254,634	1
Vanguard VIF Growth Portfolio	1,526		38.27		58,416		55,910	1
Vanguard VIF High Yield Bond Portfolio	223		8.06		1,797		1,793	1
Vanguard VIF International Portfolio	9,842		39.70		390,739		351,285	1
Vanguard VIF Mid-Cap Index Portfolio	135		29.48		3,985		3,557	1
Vanguard VIF Real Estate Index Portfolio	1,089		16.56		18,037		14,091	1
Vanguard VIF Short-Term Investment-Grade Portfolio	159		10.78		1,715		1,733	1
Vanguard VIF Small Company Growth Portfolio	822		26.50		21,783		21,425	1
Vanguard VIF Total Bond Market Index Portfolio	49,623		12.22		606,388		607,748	1
Vanguard VIF Total Stock Market Index Portfolio	1,740		56.94		99,081		75,361	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Balanced Wealth Strategy Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class B	AB VPS Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class B
For the Year Ended December 31, 2021
From operations:
Dividends	$7,492	$-	$-	$38,757	$14,682
Mortality and expense risk and administrative charges	(22,123)	(27,731)	(5,965)	(65,828)	(32,034)
Net investment income (loss)	(14,631)	(27,731)	(5,965)	(27,071)	(17,352)
Net realized gain (loss)	(17,792)	219,697	41,660	115,430	96,592
Capital gain distribution from mutual funds	34,136	237,290	53,305	-	-
Change in unrealized appreciation (depreciation) of investments	178,250	(45,655)	(9,747)	984,181	434,679
Increase (decrease) in net assets from operations	179,963	383,601	79,253	1,072,540	513,919

From contract transactions:
Payments received from contract owners	-	100,072	-	37,066	61,938
Payments for contract benefits or terminations	(204,658)	(400,916)	(50,412)	(411,755)	(335,583)
Transfers between sub-accounts (including fixed account), net	1,327	(1,229)	(6,408)	(23,698)	(47,227)
Contract maintenance charges	(1,692)	(1,000)	(749)	(2,158)	(3,121)
Adjustments to net assets allocated to contracts in payout period	-	-	-	234	6,760
Increase (decrease) in net assets from contract transactions	(205,023)	(303,073)	(57,569)	(400,311)	(317,233)

Increase (decrease) in net assets	(25,060)	80,528	21,684	672,229	196,686
Net assets at beginning of period	1,610,094	1,911,054	403,241	4,216,971	2,075,060
Net assets at end of period	$1,585,034	$1,991,582	$424,925	$4,889,200	$2,271,746

Beginning units	81,500	45,826	25,925	44,530	22,562
Units issued	254	52	57	49	1,783
Units redeemed	(10,213)	(6,462)	(3,379)	(3,649)	(4,751)
Ending units	71,541	39,416	22,603	40,930	19,594

For the Year Ended December 31, 2020
From operations:
Dividends	$30,938	$10,627	$1,422	$61,437	$24,300
Mortality and expense risk and administrative charges	(19,173)	(22,460)	(4,367)	(54,498)	(26,244)
Net investment income (loss)	11,765	(11,833)	(2,945)	6,939	(1,944)
Net realized gain (loss)	(57,659)	125,971	9,798	173,465	71,982
Capital gain distribution from mutual funds	39,113	149,222	29,920	208,633	99,910
Change in unrealized appreciation (depreciation) of investments	111,673	271,564	67,799	(395,970)	(175,705)
Increase (decrease) in net assets from operations	104,892	534,924	104,572	(6,933)	(5,757)

From contract transactions:
Payments received from contract owners	-	148,496	-	7,904	55,072
Payments for contract benefits or terminations	(119,142)	(214,065)	(8,561)	(343,500)	(128,618)
Transfers between sub-accounts (including fixed account), net	158,421	(95,466)	15,762	(178,468)	(91,709)
Contract maintenance charges	(1,519)	(1,149)	(533)	(2,300)	(2,733)
Adjustments to net assets allocated to contracts in payout period	-	-	-	(860)	12,058
Increase (decrease) in net assets from contract transactions	37,760	(162,184)	6,668	(517,224)	(155,930)

Increase (decrease) in net assets	142,652	372,740	111,240	(524,157)	(161,687)
Net assets at beginning of period	1,467,442	1,538,314	292,001	4,741,128	2,236,747
Net assets at end of period	$1,610,094	$1,911,054	$403,241	$4,216,971	$2,075,060

Beginning units	80,142	50,717	25,748	50,572	24,575
Units issued	12,062	1,623	1,335	1,198	1,184
Units redeemed	(10,704)	(6,514)	(1,158)	(7,240)	(3,197)
Ending units	81,500	45,826	25,925	44,530	22,562

The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Intermediate Bond Portfolio Class A	AB VPS International Growth Portfolio Class A	AB VPS International Value Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class B
For the Year Ended December 31, 2021
From operations:
Dividends	$42,297	$-	$4,881	$-	$-
Mortality and expense risk and administrative charges	(38,067)	(18,613)	(3,531)	(134,490)	(26,313)
Net investment income (loss)	4,230	(18,613)	1,350	(134,490)	(26,313)
Net realized gain (loss)	(23,982)	53,639	3,009	464,849	171,738
Capital gain distribution from mutual funds	74,874	124,428	-	655,578	140,411
Change in unrealized appreciation (depreciation) of investments	(133,191)	(74,233)	18,079	1,322,948	155,389
Increase (decrease) in net assets from operations	(78,069)	85,221	22,438	2,308,885	441,225

From contract transactions:
Payments received from contract owners	9,109	6,686	-	179,727	44,058
Payments for contract benefits or terminations	(220,676)	(85,465)	(46,100)	(1,095,075)	(332,277)
Transfers between sub-accounts (including fixed account), net	54,473	(7,988)	(2,919)	(46,056)	(30,049)
Contract maintenance charges	(2,791)	(771)	(429)	(4,414)	(2,876)
Adjustments to net assets allocated to contracts in payout period	11,861	28	-	5	11,638
Increase (decrease) in net assets from contract transactions	(148,024)	(87,510)	(49,448)	(965,813)	(309,506)

Increase (decrease) in net assets	(226,093)	(2,289)	(27,010)	1,343,072	131,719
Net assets at beginning of period	2,820,560	1,307,297	244,418	8,957,125	1,738,388
Net assets at end of period	$2,594,467	$1,305,008	$217,408	$10,300,197	$1,870,107

Beginning units	109,728	24,900	13,614	68,419	55,695
Units issued	13,507	164	191	49	10,809
Units redeemed	(19,370)	(1,779)	(2,750)	(6,540)	(19,276)
Ending units	103,865	23,285	11,055	61,928	47,228

For the Year Ended December 31, 2020
From operations:
Dividends	$98,524	$14,932	$4,582	$-	$-
Mortality and expense risk and administrative charges	(39,958)	(15,184)	(3,259)	(110,958)	(20,751)
Net investment income (loss)	58,566	(252)	1,323	(110,958)	(20,751)
Net realized gain (loss)	(22,786)	50,053	(7,800)	516,438	92,196
Capital gain distribution from mutual funds	-	94,435	-	613,357	120,807
Change in unrealized appreciation (depreciation) of investments	102,356	143,841	7,903	1,296,566	235,180
Increase (decrease) in net assets from operations	138,136	288,077	1,426	2,315,403	427,432

From contract transactions:
Payments received from contract owners	115,556	18,804	20,498	198,657	29,368
Payments for contract benefits or terminations	(460,073)	(71,591)	(34,289)	(915,062)	(63,086)
Transfers between sub-accounts (including fixed account), net	260,278	(29,463)	(25,906)	(365,290)	(83,369)
Contract maintenance charges	(2,991)	(696)	(414)	(4,847)	(2,363)
Adjustments to net assets allocated to contracts in payout period	15,741	-	-	(1,575)	13,805
Increase (decrease) in net assets from contract transactions	(71,489)	(82,946)	(40,111)	(1,088,117)	(105,645)

Increase (decrease) in net assets	66,647	205,131	(38,685)	1,227,286	321,787
Net assets at beginning of period	2,753,913	1,102,166	283,103	7,729,839	1,416,601
Net assets at end of period	$2,820,560	$1,307,297	$244,418	$8,957,125	$1,738,388

Beginning units	111,937	26,899	15,933	78,780	60,484
Units issued	18,147	705	1,775	1,510	1,701
Units redeemed	(20,356)	(2,704)	(4,094)	(11,871)	(6,490)
Ending units	109,728	24,900	13,614	68,419	55,695

The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Small Cap Growth Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A	BNY Mellon Stock Index Fund, Inc. Initial Shares	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Initial Class
For the Year Ended December 31, 2021
From operations:
Dividends	$-	$8,210	$8,003	$2,134	$158
Mortality and expense risk and administrative charges	(20,865)	(14,670)	(9,779)	(2,952)	(3,553)
Net investment income (loss)	(20,865)	(6,460)	(1,776)	(818)	(3,395)
Net realized gain (loss)	112,534	8,729	20,527	26,670	11,230
Capital gain distribution from mutual funds	320,030	-	30,713	723	31,660
Change in unrealized appreciation (depreciation) of investments	(295,334)	288,827	114,971	(8,407)	19,331
Increase (decrease) in net assets from operations	116,365	291,096	164,435	18,168	58,826

From contract transactions:
Payments for contract benefits or terminations	(396,717)	(130,145)	(23,564)	(403)	(15,025)
Transfers between sub-accounts (including fixed account), net	(16,123)	(16,147)	1	(97,121)	1
Contract maintenance charges	(806)	(1,951)	(314)	(94)	(275)
Adjustments to net assets allocated to contracts in payout period	-	-	312	-	-
Increase (decrease) in net assets from contract transactions	(413,646)	(148,243)	(23,565)	(97,618)	(15,299)

Increase (decrease) in net assets	(297,281)	142,853	140,870	(79,450)	43,527
Net assets at beginning of period	1,554,464	874,834	628,827	212,199	231,091
Net assets at end of period	$1,257,183	$1,017,687	$769,697	$132,749	$274,618

Beginning units	22,993	19,386	10,509	6,141	3,533
Units issued	17	31	25	-	26
Units redeemed	(5,769)	(2,595)	(376)	(2,597)	(228)
Ending units	17,241	16,822	10,158	3,544	3,331

For the Year Ended December 31, 2020
From operations:
Dividends	$-	$8,231	$8,581	$2,956	$494
Mortality and expense risk and administrative charges	(16,656)	(10,759)	(7,576)	(2,981)	(2,773)
Net investment income (loss)	(16,656)	(2,528)	1,005	(25)	(2,279)
Net realized gain (loss)	9,274	(62,341)	7,574	5,670	3,172
Capital gain distribution from mutual funds	79,754	37,675	33,189	2,711	1,003
Change in unrealized appreciation (depreciation) of investments	466,281	12,107	46,780	17,956	49,777
Increase (decrease) in net assets from operations	538,653	(15,087)	88,548	26,312	51,673

From contract transactions:
Payments received from contract owners	15,380	17,646	-	-	-
Payments for contract benefits or terminations	(73,536)	(59,633)	(6,375)	(41,619)	(4,053)
Transfers between sub-accounts (including fixed account), net	(49,083)	(74,317)	-	1	1
Contract maintenance charges	(657)	(1,424)	(338)	(119)	(292)
Increase (decrease) in net assets from contract transactions	(107,896)	(117,728)	(6,713)	(41,737)	(4,344)

Increase (decrease) in net assets	430,757	(132,815)	81,835	(15,425)	47,329
Net assets at beginning of period	1,123,707	1,007,649	546,992	227,624	183,762
Net assets at end of period	$1,554,464	$874,834	$628,827	$212,199	$231,091

Beginning units	25,234	22,760	10,637	7,462	3,618
Units issued	787	661	-	-	-
Units redeemed	(3,028)	(4,035)	(128)	(1,321)	(85)
Ending units	22,993	19,386	10,509	6,141	3,533

The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
For the Year Ended December 31, 2021
From operations:
Dividends	$20	$69	$-	$8,499	$212
Mortality and expense risk and administrative charges	(2,984)	(9,726)	(19,180)	(2,217)	(145)
Net investment income (loss)	(2,964)	(9,657)	(19,180)	6,282	67
Net realized gain (loss)	-	-	31,450	(87)	8
Capital gain distribution from mutual funds	-	-	289,672	-	282
Change in unrealized appreciation (depreciation) of investments	-	-	(42,303)	(1,578)	(567)
Increase (decrease) in net assets from operations	(2,964)	(9,657)	259,639	4,617	(210)

From contract transactions:
Payments received from contract owners	22,270	-	-	-	-
Payments for contract benefits or terminations	(42,333)	(16,747)	(28,369)	(106)	-
Transfers between sub-accounts (including fixed account), net	1,661	4,067	97,118	-	(1)
Contract maintenance charges	(616)	(1,261)	(488)	(60)	(22)
Adjustments to net assets allocated to contracts in payout period	369	1,531	333	-	-
Increase (decrease) in net assets from contract transactions	(18,649)	(12,410)	68,594	(166)	(23)

Increase (decrease) in net assets	(21,613)	(22,067)	328,233	4,451	(233)
Net assets at beginning of period	224,305	704,652	1,231,319	156,131	10,580
Net assets at end of period	$202,692	$682,585	$1,559,552	$160,582	$10,347

Beginning units	23,680	76,575	17,317	6,858	400
Units issued	263	11,143	1,126	-	-
Units redeemed	(2,260)	(12,503)	(392)	(7)	(1)
Ending units	21,683	75,215	18,051	6,851	399

For the Year Ended December 31, 2020
From operations:
Dividends	$903	$1,587	$809	$7,487	$226
Mortality and expense risk and administrative charges	(3,408)	(9,924)	(14,944)	(2,065)	(143)
Net investment income (loss)	(2,505)	(8,337)	(14,135)	5,422	83
Net realized gain (loss)	-	-	96,963	(180)	8
Capital gain distribution from mutual funds	-	-	101,859	-	4
Change in unrealized appreciation (depreciation) of investments	-	-	202,927	(3,234)	679
Increase (decrease) in net assets from operations	(2,505)	(8,337)	387,614	2,008	774

From contract transactions:
Payments received from contract owners	4,400	-	-	-	-
Payments for contract benefits or terminations	(120,243)	(17,459)	(145,358)	(112)	-
Transfers between sub-accounts (including fixed account), net	67,404	64,229	-	-	(1)
Contract maintenance charges	(733)	(1,306)	(477)	(64)	(27)
Adjustments to net assets allocated to contracts in payout period	(1,847)	2,068	-	-	-
Increase (decrease) in net assets from contract transactions	(51,019)	47,532	(145,835)	(176)	(28)

Increase (decrease) in net assets	(53,524)	39,195	241,779	1,832	746
Net assets at beginning of period	277,829	665,457	989,540	154,299	9,834
Net assets at end of period	$224,305	$704,652	$1,231,319	$156,131	$10,580

Beginning units	28,952	71,481	19,747	6,867	401
Units issued	7,902	8,996	-	-	-
Units redeemed	(13,174)	(3,902)	(2,430)	(9)	(1)
Ending units	23,680	76,575	17,317	6,858	400

The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Overseas Portfolio Initial Class	Invesco V.I. American Franchise Fund Series I	Invesco V.I. American Value Fund Series I	Invesco V.I. Growth and Income Fund Series I	Invesco V.I. International Growth Fund Series I
For the Year Ended December 31, 2021
From operations:
Dividends	$357	$-	$32	$111	$1,126
Mortality and expense risk and administrative charges	(932)	(1,133)	(100)	(98)	(1,245)
Net investment income (loss)	(575)	(1,133)	(68)	13	(119)
Net realized gain (loss)	501	2,297	37	23	1,459
Capital gain distribution from mutual funds	4,997	9,307	-	-	5,945
Change in unrealized appreciation (depreciation) of investments	6,030	(2,605)	1,622	1,562	(3,458)
Increase (decrease) in net assets from operations	10,953	7,866	1,591	1,598	3,827

From contract transactions:
Payments for contract benefits or terminations	-	(3,817)	(4)	(4)	(1,916)
Transfers between sub-accounts (including fixed account), net	(1)	-	-	(1)	(1)
Contract maintenance charges	(17)	(114)	-	-	(68)
Increase (decrease) in net assets from contract transactions	(18)	(3,931)	(4)	(5)	(1,985)

Increase (decrease) in net assets	10,935	3,935	1,587	1,593	1,842
Net assets at beginning of period	60,728	76,841	6,080	5,979	86,386
Net assets at end of period	$71,663	$80,776	$7,667	$7,572	$88,228

Beginning units	2,081	2,198	225	242	2,866
Units issued	-	35	-	-	-
Units redeemed	(1)	(144)	-	(1)	(62)
Ending units	2,080	2,089	225	241	2,804

For the Year Ended December 31, 2020
From operations:
Dividends	$235	$45	$48	$119	$1,787
Mortality and expense risk and administrative charges	(727)	(1,263)	(72)	(71)	(1,025)
Net investment income (loss)	(492)	(1,218)	(24)	48	762
Net realized gain (loss)	301	25,501	8	(4)	587
Capital gain distribution from mutual funds	230	4,733	51	87	1,722
Change in unrealized appreciation (depreciation) of investments	7,420	2,150	(53)	(91)	6,441
Increase (decrease) in net assets from operations	7,459	31,166	(18)	40	9,512

From contract transactions:
Payments for contract benefits or terminations	-	(54,541)	(4)	(4)	(594)
Transfers between sub-accounts (including fixed account), net	1	-	1	-	1
Contract maintenance charges	(17)	(109)	-	-	(79)
Increase (decrease) in net assets from contract transactions	(16)	(54,650)	(3)	(4)	(672)

Increase (decrease) in net assets	7,443	(23,484)	(21)	36	8,840
Net assets at beginning of period	53,285	100,325	6,101	5,943	77,546
Net assets at end of period	$60,728	$76,841	$6,080	$5,979	$86,386

Beginning units	2,082	4,096	225	242	2,892
Units issued	-	-	-	-	-
Units redeemed	(1)	(1,898)	-	-	(26)
Ending units	2,081	2,198	225	242	2,866

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	LVIP Delaware High Yield Fund Standard Class	LVIP Delaware Limited-Term Diversified Income Fund Standard Class	LVIP Delaware SMID Cap Core Fund Standard Class	LVIP Delaware Value Fund Standard Class	Morgan Stanley VIF Growth Portfolio Class I
For the Year Ended December 31, 2021
From operations:
Dividends	$1,776	$167	$1,393	$11,155	$-
Mortality and expense risk and administrative charges	(229)	(120)	(1,814)	(2,432)	(398)
Net investment income (loss)	1,547	47	(421)	8,723	(398)
Net realized gain (loss)	(20)	(3)	65	(18)	283
Capital gain distribution from mutual funds	-	-	10,208	21,209	7,012
Change in unrealized appreciation (depreciation) of investments	(875)	(228)	17,111	6,610	(7,239)
Increase (decrease) in net assets from operations	652	(184)	26,963	36,524	(342)

From contract transactions:
Payments for contract benefits or terminations	-	-	(6,000)	(2,296)	(16)
Transfers between sub-accounts (including fixed account), net	-	(1)	(1)	-	1
Contract maintenance charges	(4)	(2)	(60)	(264)	-
Increase (decrease) in net assets from contract transactions	(4)	(3)	(6,061)	(2,560)	(15)

Increase (decrease) in net assets	648	(187)	20,902	33,964	(357)
Net assets at beginning of period	17,999	9,633	126,173	175,942	26,511
Net assets at end of period	$18,647	$9,446	$147,075	$209,906	$26,154

Beginning units	326	327	1,031	1,723	374
Units issued	-	-	-	-	-
Units redeemed	-	-	(43)	(23)	-
Ending units	326	327	988	1,700	374

For the Year Ended December 31, 2020
From operations:
Dividends	$993	$178	$566	$4,317	$-
Mortality and expense risk and administrative charges	(209)	(119)	(1,292)	(2,391)	(259)
Net investment income (loss)	784	59	(726)	1,926	(259)
Net realized gain (loss)	(28)	(4)	(451)	12,599	175
Capital gain distribution from mutual funds	-	-	2,418	9,968	1,923
Change in unrealized appreciation (depreciation) of investments	247	233	9,919	(32,723)	12,317
Increase (decrease) in net assets from operations	1,003	288	11,160	(8,230)	14,156

From contract transactions:
Payments for contract benefits or terminations	-	-	-	(50,253)	(17)
Transfers between sub-accounts (including fixed account), net	1	(6)	-	-	(6)
Contract maintenance charges	(4)	(2)	(60)	(263)	-
Increase (decrease) in net assets from contract transactions	(3)	(8)	(60)	(50,516)	(23)

Increase (decrease) in net assets	1,000	280	11,100	(58,746)	14,133
Net assets at beginning of period	16,999	9,353	115,073	234,688	12,378
Net assets at end of period	$17,999	$9,633	$126,173	$175,942	$26,511

Beginning units	326	327	1,032	2,279	375
Units issued	-	-	-	-	-
Units redeemed	-	-	(1)	(556)	(1)
Ending units	326	327	1,031	1,723	374

The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class	Vanguard Dividend Growth Fund Investor Shares	Vanguard Inflation- Protected Securities Fund Investor Shares	Vanguard LifeStrategy Income Fund Investor Shares
For the Year Ended December 31, 2021
From operations:
Dividends	$111	$170	$631	$1,125	$438
Mortality and expense risk and administrative charges	(169)	(546)	(204)	(114)	(109)
Net investment income (loss)	(58)	(376)	427	1,011	329
Net realized gain (loss)	67	(71)	6,621	1,166	1,393
Capital gain distribution from mutual funds	271	-	1,728	1	391
Change in unrealized appreciation (depreciation) of investments	(1,860)	6,347	401	(1,074)	(1,769)
Increase (decrease) in net assets from operations	(1,580)	5,900	9,177	1,104	344

From contract transactions:
Payments for contract benefits or terminations	-	-	(4,670)	(3,507)	(3,660)
Transfers between sub-accounts (including fixed account), net	1	-	(2)	-	1
Contract maintenance charges	(9)	(6)	-	-	-
Adjustments to net assets allocated to contracts in payout period	-	-	1,425	2,510	3,195
Increase (decrease) in net assets from contract transactions	(8)	(6)	(3,247)	(997)	(464)

Increase (decrease) in net assets	(1,588)	5,894	5,930	107	(120)
Net assets at beginning of period	12,069	34,170	37,293	22,804	21,736
Net assets at end of period	$10,481	$40,064	$43,223	$22,911	$21,616

Beginning units	320	1,482	707	1,168	990
Units issued	-	-	71	140	160
Units redeemed	-	-	(80)	(179)	(169)
Ending units	320	1,482	698	1,129	981

For the Year Ended December 31, 2020
From operations:
Dividends	$207	$242	$640	$129	$188
Mortality and expense risk and administrative charges	(140)	(361)	(190)	(59)	(58)
Net investment income (loss)	67	(119)	450	70	130
Net realized gain (loss)	40	(265)	1,581	217	380
Capital gain distribution from mutual funds	311	-	463	-	41
Change in unrealized appreciation (depreciation) of investments	1,211	5,461	1,481	842	323
Increase (decrease) in net assets from operations	1,629	5,077	3,975	1,129	874

From contract transactions:
Payments for contract benefits or terminations	-	-	(3,849)	(3,472)	(3,631)
Transfers between sub-accounts (including fixed account), net	(1)	-	1	1	1
Contract maintenance charges	(9)	(5)	-	-	-
Adjustments to net assets allocated to contracts in payout period	-	-	(8,135)	1,051	451
Increase (decrease) in net assets from contract transactions	(10)	(5)	(11,983)	(2,420)	(3,179)

Increase (decrease) in net assets	1,619	5,072	(8,008)	(1,291)	(2,305)
Net assets at beginning of period	10,450	29,098	45,301	24,095	24,041
Net assets at end of period	$12,069	$34,170	$37,293	$22,804	$21,736

Beginning units	320	1,483	836	710	626
Units issued	-	-	-	647	540
Units redeemed	-	(1)	(129)	(189)	(176)
Ending units	320	1,482	707	1,168	990

The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF Balanced Portfolio	Vanguard VIF Capital Growth Portfolio	Vanguard VIF Diversified Value Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Growth Portfolio
For the Year Ended December 31, 2021
From operations:
Dividends	$13,480	$572	$59	$6,296	$19
Mortality and expense risk and administrative charges	(3,789)	(277)	(4)	(1,534)	(243)
Net investment income (loss)	9,691	295	55	4,762	(224)
Net realized gain (loss)	23,400	6,641	121	29,013	7,659
Capital gain distribution from mutual funds	37,407	4,000	81	5,813	5,046
Change in unrealized appreciation (depreciation) of investments	56,100	(1,178)	-	28,455	(4,918)
Increase (decrease) in net assets from operations	126,598	9,758	257	68,043	7,563

From contract transactions:
Payments for contract benefits or terminations	(97,829)	(11,678)	-	(41,061)	(13,290)
Transfers between sub-accounts (including fixed account), net	1	(314)	1	(1)	248
Adjustments to net assets allocated to contracts in payout period	48,954	6,464	(258)	(37,495)	21,891
Increase (decrease) in net assets from contract transactions	(48,874)	(5,528)	(257)	(78,557)	8,849

Increase (decrease) in net assets	77,724	4,230	-	(10,514)	16,412
Net assets at beginning of period	716,878	48,619	-	294,527	39,883
Net assets at end of period	$794,602	$52,849	$-	$284,013	$56,295

Beginning units	17,296	695	-	6,907	631
Units issued	2,132	158	-	-	419
Units redeemed	(2,250)	(168)	-	(1,208)	(219)
Ending units	17,178	685	-	5,699	831

For the Year Ended December 31, 2020
From operations:
Dividends	$17,398	$288	$77	$7,417	$98
Mortality and expense risk and administrative charges	(3,229)	(97)	(12)	(1,371)	(129)
Net investment income (loss)	14,169	191	65	6,046	(31)
Net realized gain (loss)	(3,048)	1,560	(485)	6,804	3,200
Capital gain distribution from mutual funds	21,218	614	498	9,257	1,389
Change in unrealized appreciation (depreciation) of investments	25,586	151	(91)	(16,675)	3,759
Increase (decrease) in net assets from operations	57,925	2,516	(13)	5,432	8,317

From contract transactions:
Payments for contract benefits or terminations	(92,442)	(10,122)	(955)	(35,405)	(11,686)
Transfers between sub-accounts (including fixed account), net	(140)	1,850	(111)	(122,207)	(2,517)
Adjustments to net assets allocated to contracts in payout period	(103,785)	964	(4,916)	(37,445)	(16,285)
Increase (decrease) in net assets from contract transactions	(196,367)	(7,308)	(5,982)	(195,057)	(30,488)

Increase (decrease) in net assets	(138,442)	(4,792)	(5,995)	(189,625)	(22,171)
Net assets at beginning of period	855,320	53,411	5,995	484,152	62,054
Net assets at end of period	$716,878	$48,619	$-	$294,527	$39,883

Beginning units	18,661	391	96	10,192	713
Units issued	1,254	473	-	552	305
Units redeemed	(2,619)	(169)	(96)	(3,837)	(387)
Ending units	17,296	695	-	6,907	631

The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF High Yield Bond Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid-Cap Index Portfolio	Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Short-Term Investment- Grade Portfolio
For the Year Ended December 31, 2021
From operations:
Dividends	$145	$750	$36	$374	$379
Mortality and expense risk and administrative charges	(11)	(1,583)	(21)	(84)	(19)
Net investment income (loss)	134	(833)	15	290	360
Net realized gain (loss)	25	65,251	126	669	(389)
Capital gain distribution from mutual funds	-	18,853	214	495	93
Change in unrealized appreciation (depreciation) of investments	(88)	(95,052)	421	4,125	(19)
Increase (decrease) in net assets from operations	71	(11,781)	776	5,579	45

From contract transactions:
Payments for contract benefits or terminations	(119)	(55,723)	-	(1,286)	-
Transfers between sub-accounts (including fixed account), net	2	(1)	-	-	-
Adjustments to net assets allocated to contracts in payout period	(17)	184,043	146	(1,293)	(221)
Increase (decrease) in net assets from contract transactions	(134)	128,319	146	(2,579)	(221)

Increase (decrease) in net assets	(63)	116,538	922	3,000	(176)
Net assets at beginning of period	1,757	277,147	2,918	14,577	1,877
Net assets at end of period	$1,694	$393,685	$3,840	$17,577	$1,701

Beginning units	64	4,794	55	370	118
Units issued	6	2,677	4	-	-
Units redeemed	(5)	(889)	-	(41)	(11)
Ending units	65	6,582	59	329	107

For the Year Ended December 31, 2020
From operations:
Dividends	$99	$3,952	$1	$277	$-
Mortality and expense risk and administrative charges	(10)	(1,692)	-	(54)	-
Net investment income (loss)	89	2,260	1	223	-
Net realized gain (loss)	2	112,931	-	(136)	-
Capital gain distribution from mutual funds	-	7,223	2	174	-
Change in unrealized appreciation (depreciation) of investments	(5)	34,045	4	(972)	-
Increase (decrease) in net assets from operations	86	156,459	7	(711)	-

From contract transactions:
Payments for contract benefits or terminations	(115)	(42,607)	(918)	(1,671)	(427)
Transfers between sub-accounts (including fixed account), net	-	(105,808)	1	-	1
Adjustments to net assets allocated to contracts in payout period	(92)	(189,884)	(453)	(133)	292
Increase (decrease) in net assets from contract transactions	(207)	(338,299)	(1,370)	(1,804)	(134)

Increase (decrease) in net assets	(121)	(181,840)	(1,363)	(2,515)	(134)
Net assets at beginning of period	1,878	458,987	4,281	17,092	2,011
Net assets at end of period	$1,757	$277,147	$2,918	$14,577	$1,877

Beginning units	73	10,398	1	292	1
Units issued	-	61	54	106	117
Units redeemed	(9)	(5,665)	-	(28)	-
Ending units	64	4,794	55	370	118

The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF Small Company Growth Portfolio	Vanguard VIF Total Bond Market Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio
For the Year Ended December 31, 2021
From operations:
Dividends	$107	$13,343	$1,055
Mortality and expense risk and administrative charges	(118)	(3,209)	(452)
Net investment income (loss)	(11)	10,134	603
Net realized gain (loss)	3,440	7,395	13,449
Capital gain distribution from mutual funds	1,373	5,351	4,527
Change in unrealized appreciation (depreciation) of investments	(1,946)	(36,383)	1,352
Increase (decrease) in net assets from operations	2,856	(13,503)	19,931

From contract transactions:
Payments for contract benefits or terminations	(5,138)	(74,100)	(10,168)
Transfers between sub-accounts (including fixed account), net	245	(1)	(171)
Adjustments to net assets allocated to contracts in payout period	1,854	25,632	6,200
Increase (decrease) in net assets from contract transactions	(3,039)	(48,469)	(4,139)

Increase (decrease) in net assets	(183)	(61,972)	15,792
Net assets at beginning of period	21,152	668,226	80,400
Net assets at end of period	$20,969	$606,254	$96,192

Beginning units	374	34,790	1,641
Units issued	72	2,038	169
Units redeemed	(91)	(4,001)	(189)
Ending units	355	32,827	1,621

For the Year Ended December 31, 2020
From operations:
Dividends	$100	$15,086	$1,026
Mortality and expense risk and administrative charges	(66)	(3,057)	(329)
Net investment income (loss)	34	12,029	697
Net realized gain (loss)	(2,144)	5,211	1,606
Capital gain distribution from mutual funds	1,445	-	1,980
Change in unrealized appreciation (depreciation) of investments	2,908	22,147	7,676
Increase (decrease) in net assets from operations	2,243	39,387	11,959

From contract transactions:
Payments for contract benefits or terminations	(5,193)	(76,195)	(10,343)
Transfers between sub-accounts (including fixed account), net	(69)	230,441	339
Adjustments to net assets allocated to contracts in payout period	(5,913)	43,865	(76,242)
Increase (decrease) in net assets from contract transactions	(11,175)	198,111	(86,246)

Increase (decrease) in net assets	(8,932)	237,498	(74,287)
Net assets at beginning of period	30,084	430,728	154,687
Net assets at end of period	$21,152	$668,226	$80,400

Beginning units	363	21,477	1,638
Units issued	234	17,576	195
Units redeemed	(223)	(4,263)	(192)
Ending units	374	34,790	1,641

The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Separate Account USL A (“the Separate Account”) is a segregated investment account established by The United States Life Insurance Company in the City of New York (“USL”) to receive and invest premium payments from variable annuity contracts issued by USL. USL is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, majority owned subsidiary of American International Group, Inc. (“AIG”).

The Separate Account includes the following products, which are no longer available for sale:

Gallery	Paradigm
GENERATIONS™	Profile
Group Immediate Variable Annuity (“GIVA”)	The Variable Annuity
Ovation	Trilogy
Ovation Advisor	Vanguard Group Immediate Variable Annuity (“Vanguard SPIA”)
Ovation Plus

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2021 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended.

AB Variable Products Series Fund, Inc. (AB VPS)
AB VPS Balanced Wealth Strategy Portfolio Class A	AB VPS International Growth Portfolio Class A
AB VPS Global Thematic Growth Portfolio Class A	AB VPS International Value Portfolio Class A
AB VPS Global Thematic Growth Portfolio Class B	AB VPS Large Cap Growth Portfolio Class A
AB VPS Growth and Income Portfolio Class A	AB VPS Large Cap Growth Portfolio Class B
AB VPS Growth and Income Portfolio Class B	AB VPS Small Cap Growth Portfolio Class A
AB VPS Intermediate Bond Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
AB VPS Intermediate Bond Portfolio Class B(a)

BlackRock Variable Series Funds II, Inc. (BlackRock)
BlackRock II High Yield V.I. Fund Class I(a)	BlackRock II Total Return V.I. Fund Class I(a)

BlackRock Variable Series Funds, Inc. (BlackRock)
BlackRock Advantage Large Cap Core V.I. Fund Class I(a)	BlackRock Global Allocation V.I. Fund Class I(a)
BlackRock Advantage SMID Cap V.I. Fund Class I(a)(c)	BlackRock Government Money Market V.I. Fund Class I(a)
BlackRock Basic Value V.I. Fund Class I(a)	BlackRock International V.I. Fund Class I(a)
BlackRock Equity Dividend V.I. Fund Class I(a)	BlackRock Large Cap Focus Growth V.I. Fund Class I(a)

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index Fund, Inc. Initial Shares

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class

15

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series I	Invesco V.I. Government Securities Fund Series I(a)
Invesco V.I. American Value Fund Series I	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. Comstock Fund Series I(a)	Invesco V.I. High Yield Fund Series I(a)
Invesco V.I. Global Core Equity Fund Series I(a)	Invesco V.I. International Growth Fund Series I

Lincoln Variable Insurance Products Trust (LVIP)
LVIP BlackRock Advantage Allocation Fund Standard Class(a)	LVIP Delaware SMID Cap Core Fund Standard Class(f)
LVIP Delaware High Yield Fund Standard Class(d)	LVIP Delaware Value Fund Standard Class(g)
LVIP Delaware Limited-Term Diversified Income Fund Standard Class(e)

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I(a)	Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I(a)	Morgan Stanley VIF U.S. Real Estate Portfolio Class I(a)
Morgan Stanley VIF Global Strategist Portfolio Class I(a)

VALIC Company I(b)
VALIC Company I Government Money Market I Fund(a)	VALIC Company I Science & Technology Fund(a)
VALIC Company I International Equities Index Fund(a)	VALIC Company I Small Cap Index Fund(a)
VALIC Company I Mid Cap Index Fund(a)	VALIC Company I Stock Index Fund(a)
VALIC Company I Nasdaq-100 Index Fund(a)

VanEck VIP Trust (VanEck VIP)
VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class(h)

The Vanguard Group, Inc. (Vanguard)
Vanguard 500 Index Fund Admiral Shares(a)	Vanguard LifeStrategy Moderate Growth Fund Investor Shares(a)
Vanguard Dividend Growth Fund Investor Shares	Vanguard Small-Cap Growth Index Fund Admiral Shares(a)
Vanguard Federal Money Market Fund Investor Shares(a)	Vanguard Small-Cap Value Index Fund Admiral Shares(a)
Vanguard GNMA Fund Investor Shares(a)	Vanguard Total Bond Market Index Fund Admiral Shares(a)
Vanguard Inflation-Protected Securities Fund Investor Shares	Vanguard U.S. Growth Fund Investor Shares(a)
Vanguard LifeStrategy Conservative Growth Fund Investor Shares(a)	Vanguard Wellington Fund Investor Shares(a)
Vanguard LifeStrategy Growth Fund Investor Shares(a)	Vanguard Windsor Fund Investor Shares(a)
Vanguard LifeStrategy Income Fund Investor Shares

Vanguard Variable Insurance Fund (Vanguard VIF)
Vanguard VIF Balanced Portfolio	Vanguard VIF International Portfolio
Vanguard VIF Capital Growth Portfolio	Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Conservative Allocation Portfolio(a)	Vanguard VIF Moderate Allocation Portfolio(a)
Vanguard VIF Diversified Value Portfolio	Vanguard VIF Real Estate Index Portfolio
Vanguard VIF Equity Income Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio
Vanguard VIF Equity Index Portfolio(a)	Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Growth Portfolio	Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Total Stock Market Index Portfolio

(a)	Fund had no activity during the current year.

(b)

VALIC Company I is an affiliated investment company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of USL, serves as the investment advisor to VALIC Company I series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of USL, serves as investment sub-advisor to certain underlying mutual funds of VALIC Company I series.

(c)	Formerly BlackRock Advantage U.S. Total Market V.I. Fund.

(d)	Formerly Delaware VIP High Yield Series.

(e)	Formerly Delaware VIP Limited Term Diversified Income Series.

(f)	Formerly Delaware VIP Smid Cap Core Series.

(g)	Formerly Delaware VIP Value Series.

(h)	Formerly VanEck VIP Global Hard Assets Fund.

16

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of USL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of USL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from USL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of USL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

During 2021, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and risks to USL’s business. Market volatility in the financial markets resulting from the COVID-19 pandemic could adversely impact net assets for each sub-account. Declines in or sustained low interest rates can cause a reduction in investment income for certain underlying mutual funds.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate between 3.50 percent and 5.00 percent is used in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, USL makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of USL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, USL does not expect to incur federal income taxes on the earnings of the Separate Account to

17

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. USL will periodically review changes in the tax law. USL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

●

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

●

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

●

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2021 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2021, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to USL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to USL. The mortality risk charge represents compensation to USL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to USL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses USL for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

18

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Separate Account Annual Charges Maximum Annual Rate

Gallery	1.40%
GENERATIONS®	1.40%
GIVA	1.25%
Ovation	1.40%
Ovation Advisor	1.40%
Ovation Plus	1.40%
Paradigm	1.40%
Profile	1.40%
Trilogy	1.40%
Vanguard SPIA	0.52%
Variable Annuity	1.25%

Annual Administrative Charge: An annual administrative expense charge may be assessed against each contract on its anniversary date. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

An annual administrative expense charge of $30 may be assessed against each contract. Contracts under the Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge.

Distribution Charge: Daily charges for distribution expense are assessed on contracts issued under certain product and are equivalent to certain percentage of the value of the contracts. This covers all expenses associated with the distribution of the contract. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

An annual distribution charge of 0.20 percent of the value of the contracts is assessed against all contracts issued under the Ovation Plus product.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to USL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The maximum withdrawal charge is 6 percent of the contract value subject to a maximum charge of 8.50 percent of premiums paid for single premium contracts and a maximum charge of 6 percent of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subject to withdrawal charges.

Annual Certificate Fee: USL will charge an annual certificate fee of $30 during the accumulation period under the GENERATIONS® contract. This fee is not imposed during the annuity period. USL reserves the right to waive the fee. The annual certificate fees are paid by redemption of units outstanding.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $10 is assessed on each transfer in excess of 12 transfers during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the contract year for the GENERATIONS product.

19

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Accidental Death Benefit Charge: Daily charges for the accidental death benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

An annual charge of 0.05 percent of the value of the contracts is assessed against all contracts that have elected this option.

Death Benefit Rider Charges: Daily charges for the death benefit rider option are assessed on all contracts that have elected this option and are equivalent to an annual rate applied on the value of the contract. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Plan	Death Benefit Rider Annual Charges
Annual Ratchet Plan	0.10% of the contract value
Equity Assurance Plan	0.20% of the contract value

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, USL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

5.	Purchases and Sales of Investments

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
AB VPS Balanced Wealth Strategy Portfolio Class A	$43,452	$228,969
AB VPS Global Thematic Growth Portfolio Class A	237,290	330,807
AB VPS Global Thematic Growth Portfolio Class B	54,165	64,394
AB VPS Growth and Income Portfolio Class A	40,895	468,277
AB VPS Growth and Income Portfolio Class B	72,946	407,532
AB VPS Intermediate Bond Portfolio Class A	386,005	454,925
AB VPS International Growth Portfolio Class A	130,210	111,905
AB VPS International Value Portfolio Class A	6,967	55,064
AB VPS Large Cap Growth Portfolio Class A	658,957	1,103,681
AB VPS Large Cap Growth Portfolio Class B	174,240	369,648
AB VPS Small Cap Growth Portfolio Class A	320,804	435,284
AB VPS Small/Mid Cap Value Portfolio Class A	9,861	164,564
BNY Mellon Stock Index Fund, Inc. Initial Shares	38,717	33,344
Fidelity VIP Asset Manager Portfolio Initial Class	2,857	100,570
Fidelity VIP Contrafund Portfolio Initial Class	31,818	18,852
Fidelity VIP Government Money Market Portfolio Initial Class	4,752	26,366
Fidelity VIP Government Money Market Portfolio Service Class 2	32,698	54,766
Fidelity VIP Growth Portfolio Initial Class	386,734	47,647
Fidelity VIP High Income Portfolio Initial Class	8,499	2,383
Fidelity VIP Investment Grade Bond Portfolio Initial Class	494	168
Fidelity VIP Overseas Portfolio Initial Class	5,353	949
Invesco V.I. American Franchise Fund Series I	9,307	5,064
Invesco V.I. American Value Fund Series I	32	104
Invesco V.I. Growth and Income Fund Series I	111	103
Invesco V.I. International Growth Fund Series I	7,070	3,229
LVIP Delaware High Yield Fund Standard Class	1,776	233
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	171	121
LVIP Delaware SMID Cap Core Fund Standard Class	11,600	7,874
LVIP Delaware Value Fund Standard Class	32,364	4,993
Morgan Stanley VIF Growth Portfolio Class I	7,012	412
VanEck VIP Emerging Markets Fund Initial Class	382	178
VanEck VIP Global Resources Fund Initial Class	170	552
Vanguard Dividend Growth Fund Investor Shares	18,537	17,262

20

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
Vanguard Inflation-Protected Securities Fund Investor Shares	$11,703	$11,454
Vanguard LifeStrategy Income Fund Investor Shares	11,463	10,972
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	14,640	15,010
Vanguard VIF Balanced Portfolio	266,750	225,232
Vanguard VIF Capital Growth Portfolio	35,681	32,214
Vanguard VIF Diversified Value Portfolio	5,409	5,530
Vanguard VIF Equity Income Portfolio	80,705	129,757
Vanguard VIF Growth Portfolio	44,433	26,602
Vanguard VIF High Yield Bond Portfolio	2,439	2,273
Vanguard VIF International Portfolio	255,271	125,279
Vanguard VIF Mid-Cap Index Portfolio	2,131	1,680
Vanguard VIF Real Estate Index Portfolio	5,620	6,914
Vanguard VIF Short-Term Investment-Grade Portfolio	17,530	17,320
Vanguard VIF Small Company Growth Portfolio	16,401	16,299
Vanguard VIF Total Bond Market Index Portfolio	163,389	185,296
Vanguard VIF Total Stock Market Index Portfolio	38,199	34,163

21

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2021, follows:

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	71,541		22.16	1,585,034	0.47		1.40		12.15
AB VPS Global Thematic Growth Portfolio Class A	39,416	45.46	50.53	1,991,582	0.00		1.40		21.16
AB VPS Global Thematic Growth Portfolio Class B	22,603		18.80	424,925	0.00		1.40		20.87
AB VPS Growth and Income Portfolio Class A	40,930	77.51	122.64	4,889,200	0.85		1.40		26.38
AB VPS Growth and Income Portfolio Class B	19,594		115.94	2,271,746	0.68		1.40		26.06
AB VPS Intermediate Bond Portfolio Class A	103,865		24.98	2,594,467	1.56		1.40		-2.82
AB VPS International Growth Portfolio Class A	23,285		56.04	1,305,008	0.00		1.40		6.74
AB VPS International Value Portfolio Class A	11,055		19.67	217,408	2.11		1.40		9.54
AB VPS Large Cap Growth Portfolio Class A	61,928	72.33	168.18	10,300,197	0.00		1.40		27.18
AB VPS Large Cap Growth Portfolio Class B	47,228		39.60	1,870,107	0.00		1.40		26.86
AB VPS Small Cap Growth Portfolio Class A	17,241	71.22	73.12	1,257,183	0.00		1.40		7.93
AB VPS Small/Mid Cap Value Portfolio Class A	16,822		60.50	1,017,687	0.87		1.40		34.06
BNY Mellon Stock Index Fund, Inc. Initial Shares	10,158		75.77	769,697	1.14		1.40		26.63
Fidelity VIP Asset Manager Portfolio Initial Class	3,544		37.45	132,749	1.24		1.40		8.39
Fidelity VIP Contrafund Portfolio Initial Class	3,331		82.44	274,618	0.06		1.40		26.06
Fidelity VIP Government Money Market Portfolio Initial Class	21,683	9.18	12.11	202,692	0.01		1.40		-1.38
Fidelity VIP Government Money Market Portfolio Service Class 2	75,215		9.08	682,585	0.01		1.40		-1.38
Fidelity VIP Growth Portfolio Initial Class	18,051		86.40	1,559,552	0.00		1.40		21.50
Fidelity VIP High Income Portfolio Initial Class	6,851		23.44	160,582	5.37		1.40		2.96
Fidelity VIP Investment Grade Bond Portfolio Initial Class	399		25.91	10,347	2.03		1.40		-1.99
Fidelity VIP Overseas Portfolio Initial Class	2,080		34.45	71,663	0.54		1.40		18.04
Invesco V.I. American Franchise Fund Series I	2,089	37.20	55.49	80,776	0.00		1.40		10.37
Invesco V.I. American Value Fund Series I	225		34.09	7,667	0.47		1.40		26.17
Invesco V.I. Growth and Income Fund Series I	241		31.36	7,572	1.64		1.40		26.72
Invesco V.I. International Growth Fund Series I	2,804		31.47	88,228	1.29		1.40		4.42
LVIP Delaware High Yield Fund Standard Class	326		57.17	18,647	9.69		1.25		3.62
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		28.87	9,446	1.75		1.25		-1.92
LVIP Delaware SMID Cap Core Fund Standard Class	988		148.81	147,075	1.02		1.25		21.65
LVIP Delaware Value Fund Standard Class	1,700		123.48	209,906	5.78		1.25		20.90
Morgan Stanley VIF Growth Portfolio Class I	374		69.91	26,154	0.00		1.40		-1.29
VanEck VIP Emerging Markets Fund Initial Class	320		32.78	10,481	0.98		1.40		-13.09
VanEck VIP Global Resources Fund Initial Class	1,482		27.03	40,064	0.46		1.40		17.27
Vanguard Dividend Growth Fund Investor Shares	698		64.72	43,223	1.57		0.52		24.19
Vanguard Inflation-Protected Securities Fund Investor Shares	1,129		20.18	22,911	4.92		0.52		5.02
Vanguard LifeStrategy Income Fund Investor Shares	981		21.91	21,616	2.02		0.52		1.40
Vanguard VIF Balanced Portfolio	17,178		47.09	794,602	1.78		0.52		18.40
Vanguard VIF Capital Growth Portfolio	685		81.16	52,849	1.13		0.52		20.91
Vanguard VIF Equity Income Portfolio	5,699		52.90	284,013	2.18		0.52		24.68
Vanguard VIF Growth Portfolio	831		70.30	56,295	0.04		0.52		17.25
Vanguard VIF High Yield Bond Portfolio	65		27.46	1,694	8.31		0.52		3.14
Vanguard VIF International Portfolio	6,582		59.37	393,685	0.22		0.52		-2.05
Vanguard VIF Mid-Cap Index Portfolio	59		67.44	3,840	1.07		0.52		23.71
Vanguard VIF Real Estate Index Portfolio	329		54.87	17,577	2.33		0.52		39.48
Vanguard VIF Short-Term Investment-Grade Portfolio	107		16.04	1,701	21.19		0.52		-0.97
Vanguard VIF Small Company Growth Portfolio	355		61.30	20,969	0.51		0.52		13.62
Vanguard VIF Total Bond Market Index Portfolio	32,827		18.47	606,254	2.09		0.52		-2.23
Vanguard VIF Total Stock Market Index Portfolio	1,621		61.11	96,192	1.19		0.52		24.99

22

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	81,500		19.76	1,610,094	2.01		1.40		7.89
AB VPS Global Thematic Growth Portfolio Class A	45,826	37.52	41.71	1,911,054	0.62		1.40		37.47
AB VPS Global Thematic Growth Portfolio Class B	25,925		15.55	403,241	0.41		1.40		37.15
AB VPS Growth and Income Portfolio Class A	44,530	61.33	97.05	4,216,971	1.37		1.40		1.29
AB VPS Growth and Income Portfolio Class B	22,562		91.97	2,075,060	1.13		1.40		1.05
AB VPS Intermediate Bond Portfolio Class A	109,728		25.71	2,820,560	3.53		1.40		4.48
AB VPS International Growth Portfolio Class A	24,900		52.50	1,307,297	1.24		1.40		28.14
AB VPS International Value Portfolio Class A	13,614		17.95	244,418	1.74		1.40		1.04
AB VPS Large Cap Growth Portfolio Class A	68,419	56.88	132.24	8,957,125	0.00		1.40		33.60
AB VPS Large Cap Growth Portfolio Class B	55,695		31.21	1,738,388	0.00		1.40		33.27
AB VPS Small Cap Growth Portfolio Class A	22,993	65.98	67.75	1,554,464	0.00		1.40		51.84
AB VPS Small/Mid Cap Value Portfolio Class A	19,386		45.13	874,834	0.87		1.40		1.93
BNY Mellon Stock Index Fund, Inc. Initial Shares	10,509		59.84	628,827	1.46		1.40		16.37
Fidelity VIP Asset Manager Portfolio Initial Class	6,141		34.55	212,199	1.34		1.40		13.27
Fidelity VIP Contrafund Portfolio Initial Class	3,533		65.40	231,091	0.24		1.40		28.75
Fidelity VIP Government Money Market Portfolio Initial Class	23,680	9.31	12.28	224,305	0.36		1.40		-1.07
Fidelity VIP Government Money Market Portfolio Service Class 2	76,575		9.20	704,652	0.23		1.40		-1.15
Fidelity VIP Growth Portfolio Initial Class	17,317		71.11	1,231,319	0.07		1.40		41.89
Fidelity VIP High Income Portfolio Initial Class	6,858		22.76	156,131	4.82		1.40		1.32
Fidelity VIP Investment Grade Bond Portfolio Initial Class	400		26.44	10,580	2.21		1.40		7.87
Fidelity VIP Overseas Portfolio Initial Class	2,081		29.18	60,728	0.41		1.40		14.01
Invesco V.I. American Franchise Fund Series I	2,198	33.70	50.28	76,841	0.05		1.40		40.38
Invesco V.I. American Value Fund Series I	225		27.02	6,080	0.79		1.40		-0.28
Invesco V.I. Growth and Income Fund Series I	242		24.75	5,979	2.00		1.40		0.67
Invesco V.I. International Growth Fund Series I	2,866		30.14	86,386	2.18		1.40		12.41
LVIP Delaware High Yield Fund Standard Class	326		55.17	17,999	5.67		1.25		5.91
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		29.43	9,633	1.88		1.25		3.03
LVIP Delaware SMID Cap Core Fund Standard Class	1,031		122.33	126,173	0.47		1.25		9.70
LVIP Delaware Value Fund Standard Class	1,723		102.13	175,942	2.10		1.25		-0.83
Morgan Stanley VIF Growth Portfolio Class I	374		70.83	26,511	0.00		1.40		114.29
VanEck VIP Emerging Markets Fund Initial Class	320		37.72	12,069	1.84		1.40		15.62
VanEck VIP Global Resources Fund Initial Class	1,482		23.05	34,170	0.76		1.40		17.46
Vanguard Dividend Growth Fund Investor Shares	707		52.11	37,293	1.55		0.52		11.48
Vanguard Inflation-Protected Securities Fund Investor Shares	1,168		19.21	22,804	0.55		0.52		10.32
Vanguard LifeStrategy Income Fund Investor Shares	990		21.61	21,736	0.82		0.52		8.56
Vanguard VIF Balanced Portfolio	17,296		39.77	716,878	2.21		0.52		10.11
Vanguard VIF Capital Growth Portfolio	695		67.12	48,619	0.56		0.52		16.86
Vanguard VIF Diversified Value Portfolio	-		38.01	-	2.48		0.52		5.44
Vanguard VIF Equity Income Portfolio	6,907		42.43	294,527	1.91		0.52		2.71
Vanguard VIF Growth Portfolio	631		59.96	39,883	0.19		0.52		42.35
Vanguard VIF High Yield Bond Portfolio	64		26.63	1,757	5.45		0.52		5.12
Vanguard VIF International Portfolio	4,794		60.61	277,147	1.07		0.52		56.76
Vanguard VIF Mid-Cap Index Portfolio	55		54.52	2,918	0.03		0.52		17.46
Vanguard VIF Real Estate Index Portfolio	370		39.34	14,577	1.75		0.52		-5.35
Vanguard VIF Short-Term Investment-Grade Portfolio	118		16.20	1,877	0.00		0.52		4.95
Vanguard VIF Small Company Growth Portfolio	374		53.95	21,152	0.39		0.52		22.55
Vanguard VIF Total Bond Market Index Portfolio	34,790		18.89	668,226	2.75		0.52		7.02
Vanguard VIF Total Stock Market Index Portfolio	1,641		48.89	80,400	0.87		0.52		19.93

23

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	80,142		18.31	1,467,442	2.58		1.40		16.88
AB VPS Global Thematic Growth Portfolio Class A	50,717	27.29	30.34	1,538,314	0.42		1.40		28.35
AB VPS Global Thematic Growth Portfolio Class B	25,748		11.34	292,001	0.16		1.40		27.98
AB VPS Growth and Income Portfolio Class A	50,572	60.55	95.81	4,741,128	1.24		1.40		22.19
AB VPS Growth and Income Portfolio Class B	24,575		91.02	2,236,747	1.19		1.40		21.89
AB VPS Intermediate Bond Portfolio Class A	111,937		24.60	2,753,913	2.93		1.40		6.70
AB VPS International Growth Portfolio Class A	26,899		40.97	1,102,166	0.57		1.40		25.75
AB VPS International Value Portfolio Class A	15,933		17.77	283,103	0.92		1.40		15.51
AB VPS Large Cap Growth Portfolio Class A	78,780	42.57	98.98	7,729,839	0.00		1.40		32.82
AB VPS Large Cap Growth Portfolio Class B	60,484		23.42	1,416,601	0.00		1.40		32.50
AB VPS Small Cap Growth Portfolio Class A	25,234	43.45	44.62	1,123,707	0.00		1.40		34.51
AB VPS Small/Mid Cap Value Portfolio Class A	22,760		44.27	1,007,649	0.59		1.40		18.43
BNY Mellon Stock Index Fund, Inc. Initial Shares	10,637		51.42	546,992	1.32		1.40		28.83
Fidelity VIP Asset Manager Portfolio Initial Class	7,462		30.50	227,624	1.84		1.40		16.61
Fidelity VIP Contrafund Portfolio Initial Class	3,618		50.80	183,762	0.47		1.40		29.75
Fidelity VIP Government Money Market Portfolio Initial Class	28,952	9.41	10.24	277,829	2.02	0.52	1.40	0.59	1.47
Fidelity VIP Government Money Market Portfolio Service Class 2	71,481		9.31	665,457	2.10		1.40		0.34
Fidelity VIP Growth Portfolio Initial Class	19,747		50.11	989,540	0.27		1.40		32.45
Fidelity VIP High Income Portfolio Initial Class	6,867		22.47	154,299	5.31		1.40		13.51
Fidelity VIP Investment Grade Bond Portfolio Initial Class	401		24.51	9,834	2.76		1.40		8.14
Fidelity VIP Overseas Portfolio Initial Class	2,082		25.60	53,285	1.79		1.40		25.99
Invesco V.I. American Franchise Fund Series I	4,096	24.01	35.82	100,325	0.00		1.40		34.85
Invesco V.I. American Value Fund Series I	225		27.09	6,101	0.00		1.40		23.29
Invesco V.I. Growth and Income Fund Series I	242		24.58	5,943	0.00		1.40		23.45
Invesco V.I. International Growth Fund Series I	2,892		26.81	77,546	1.63		1.40		26.79
LVIP Delaware High Yield Fund Standard Class	326		52.10	16,999	6.63		1.25		14.98
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		28.57	9,347	2.81		1.25		3.88
LVIP Delaware SMID Cap Core Fund Standard Class	1,032		111.51	115,073	0.56		1.25		28.02
LVIP Delaware Value Fund Standard Class	2,279		102.99	234,688	1.73		1.25		18.48
Morgan Stanley VIF Growth Portfolio Class I	375		33.05	12,378	0.00		1.40		29.97
VanEck VIP Emerging Markets Fund Initial Class	320		32.62	10,450	0.46		1.40		28.78
VanEck VIP Global Resources Fund Initial Class	1,483		19.62	29,098	0.00		1.40		10.31
Vanguard Dividend Growth Fund Investor Shares	836		46.75	45,301	1.69		0.52		30.27
Vanguard Inflation-Protected Securities Fund Investor Shares	710		17.42	24,095	1.49		0.52		7.50
Vanguard LifeStrategy Income Fund Investor Shares	626		19.90	24,041	1.87		0.52		11.47
Vanguard VIF Balanced Portfolio	18,661		36.12	855,320	2.46		0.52		21.85
Vanguard VIF Capital Growth Portfolio	391		57.44	53,411	0.72		0.52		25.84
Vanguard VIF Diversified Value Portfolio	96		36.05	5,995	2.41		0.52		25.05
Vanguard VIF Equity Income Portfolio	10,192		41.31	484,152	2.38		0.52		23.78
Vanguard VIF Growth Portfolio	713		42.12	62,054	0.30		0.52		33.12
Vanguard VIF High Yield Bond Portfolio	73		25.33	1,878	6.00		0.52		15.07
Vanguard VIF International Portfolio	10,398		38.66	458,987	1.37		0.52		30.54
Vanguard VIF Mid-Cap Index Portfolio	1		46.41	4,281	0.05		0.52		30.19
Vanguard VIF Real Estate Index Portfolio	292		41.56	17,092	2.40		0.52		28.14
Vanguard VIF Short-Term Investment-Grade Portfolio	1		15.44	2,011	0.00		0.52		5.15
Vanguard VIF Small Company Growth Portfolio	363		44.02	30,084	0.38		0.52		27.44
Vanguard VIF Total Bond Market Index Portfolio	21,477		17.65	430,728	2.52		0.52		8.11
Vanguard VIF Total Stock Market Index Portfolio	1,638		40.77	154,687	1.68		0.52		30.07

24

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	86,705		15.67	1,358,324	1.96		1.40		-7.48
AB VPS Global Thematic Growth Portfolio Class A	61,187	21.26	23.64	1,445,832	0.00		1.40		-11.06
AB VPS Global Thematic Growth Portfolio Class B	25,516		8.86	226,115	0.00		1.40		-11.24
AB VPS Growth and Income Portfolio Class A	57,941	49.55	78.41	4,456,749	1.04		1.40		-6.93
AB VPS Growth and Income Portfolio Class B	21,031		74.67	1,570,425	0.74		1.40		-7.16
AB VPS Intermediate Bond Portfolio Class A	122,209		23.06	2,817,886	1.24		1.40		-2.11
AB VPS International Growth Portfolio Class A	28,941		32.58	943,000	0.67		1.40		-18.57
AB VPS International Value Portfolio Class A	17,106		15.38	263,127	1.56		1.40		-23.87
AB VPS Large Cap Growth Portfolio Class A	53,235		74.52	3,967,019	0.00		1.40		1.14
AB VPS Large Cap Growth Portfolio Class B	37,261		17.68	658,645	0.00		1.40		0.89
AB VPS Small Cap Growth Portfolio Class A	27,306	32.31	33.17	904,139	0.00		1.40		-2.28
AB VPS Small/Mid Cap Value Portfolio Class A	23,627		37.38	883,252	0.51		1.40		-16.22
BNY Mellon Stock Index Fund, Inc. Initial Shares	11,659		39.91	465,367	1.73		1.40		-5.97
Fidelity VIP Asset Manager Portfolio Initial Class	7,477		26.16	195,602	1.77		1.40		-6.67
Fidelity VIP Contrafund Portfolio Initial Class	3,810		39.15	149,148	0.75		1.40		-7.69
Fidelity VIP Government Money Market Portfolio Initial Class	26,630	9.35	10.09	253,769	1.70	0.52	1.40	0.23	1.12
Fidelity VIP Government Money Market Portfolio Service Class 2	15,655		9.28	145,250	1.43		1.40		-0.02
Fidelity VIP Growth Portfolio Initial Class	22,047		37.84	834,170	0.26		1.40		-1.56
Fidelity VIP High Income Portfolio Initial Class	6,875		19.80	136,092	5.67		1.40		-4.64
Fidelity VIP Investment Grade Bond Portfolio Initial Class	402		22.66	9,120	1.56		1.40		-1.92
Fidelity VIP Overseas Portfolio Initial Class	2,082		20.32	42,308	1.65		1.40		-16.00
Invesco V.I. American Franchise Fund Series I	4,498		17.80	80,082	0.00		1.40		-4.97
Invesco V.I. International Growth Fund Series I	2,896		21.15	61,249	2.33		1.40		-16.17
LVIP Delaware High Yield Fund Standard Class	326		45.31	14,788	6.09		1.25		-5.66
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		27.50	9,005	2.76		1.25		-1.02
LVIP Delaware SMID Cap Core Fund Standard Class	1,033		87.10	89,936	0.25		1.25		-13.22
LVIP Delaware Value Fund Standard Class	2,304		86.93	200,305	1.35		1.25		-3.95
VanEck VIP Emerging Markets Fund Initial Class	321		25.33	8,123	0.37		1.40		-24.56
VanEck VIP Global Resources Fund Initial Class	1,483		17.79	26,383	0.00		1.40		-29.28
Vanguard Dividend Growth Fund Investor Shares	922		35.89	33,100	1.97		0.52		-0.34
Vanguard Inflation-Protected Securities Fund Investor Shares	907		16.20	14,701	2.83		0.52		-2.00
Vanguard LifeStrategy Income Fund Investor Shares	812		17.86	14,496	2.58		0.52		-1.57
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	-		24.38	-	0.00		0.52		1.57
Vanguard VIF Balanced Portfolio	21,343		29.65	632,753	2.12		0.52		-3.91
Vanguard VIF Capital Growth Portfolio	533		45.64	24,329	0.71		0.52		-1.69
Vanguard VIF Diversified Value Portfolio	137		28.83	3,943	2.81		0.52		-9.59
Vanguard VIF Equity Income Portfolio	11,498		33.37	383,677	2.61		0.52		-6.46
Vanguard VIF Equity Index Portfolio	-		33.36	-	1.68		0.52		3.90
Vanguard VIF Growth Portfolio	1,026		31.64	32,470	0.26		0.52		-0.32
Vanguard VIF High Yield Bond Portfolio	78		22.01	1,724	4.92		0.52		-3.24
Vanguard VIF International Portfolio	11,710		29.62	346,835	0.89		0.52		-13.07
Vanguard VIF Mid-Cap Index Portfolio	4		35.65	157	1.85		0.52		-9.80
Vanguard VIF Real Estate Index Portfolio	321		32.44	10,421	3.13		0.52		-5.85
Vanguard VIF Short-Term Investment-Grade Portfolio	1		14.68	16	0.00		0.52		0.51
Vanguard VIF Small Company Growth Portfolio	495		34.54	17,084	0.46		0.52		-7.75
Vanguard VIF Total Bond Market Index Portfolio	24,165		16.33	394,592	4.25		0.52		-0.65
Vanguard VIF Total Stock Market Index Portfolio	1,832		31.34	57,423	1.74		0.52		-5.83

25

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2017				For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Wealth Strategy Portfolio Class A	99,019		16.93	1,676,647	2.11		1.40		14.24
AB VPS Global Thematic Growth Portfolio Class A	66,181	23.91	26.57	1,758,269	0.50		1.40		34.77
AB VPS Global Thematic Growth Portfolio Class B	28,265		9.98	282,201	0.27		1.40		34.41
AB VPS Growth and Income Portfolio Class A	63,090	53.24	84.24	5,221,219	1.37		1.40		17.28
AB VPS Growth and Income Portfolio Class B	22,223		80.43	1,787,427	1.16		1.40		16.95
AB VPS Intermediate Bond Portfolio Class A	134,356		23.55	3,164,598	3.19		1.40		2.08
AB VPS International Growth Portfolio Class A	32,595		40.01	1,304,156	1.17		1.40		33.15
AB VPS International Value Portfolio Class A	18,990		20.21	383,705	2.23		1.40		23.68
AB VPS Large Cap Growth Portfolio Class A	59,116		73.68	4,355,440	0.00		1.40		30.16
AB VPS Large Cap Growth Portfolio Class B	44,798		17.52	784,884	0.00		1.40		29.85
AB VPS Small Cap Growth Portfolio Class A	31,852	33.06	33.94	1,079,544	0.00		1.40		32.27
AB VPS Small/Mid Cap Value Portfolio Class A	24,516		44.62	1,093,922	0.44		1.40		11.58
BNY Mellon Stock Index Fund, Inc. Initial Shares	12,390		42.45	525,926	1.66		1.40		19.85
Fidelity VIP Asset Manager Portfolio Initial Class	7,493		28.03	210,039	1.91		1.40		12.52
Fidelity VIP Contrafund Portfolio Initial Class	4,019		42.41	170,439	0.95		1.40		20.19
Fidelity VIP Government Money Market Portfolio Initial Class	36,410	8.97	9.33	361,881	0.57	0.52	1.40	-4.60	-0.72
Fidelity VIP Government Money Market Portfolio Service Class 2	19,172		9.28	177,915	0.42		1.40		-0.97
Fidelity VIP Growth Portfolio Initial Class	23,024		38.44	884,957	0.22		1.40		33.26
Fidelity VIP High Income Portfolio Initial Class	6,993		20.76	145,151	5.41		1.40		5.45
Fidelity VIP Investment Grade Bond Portfolio Initial Class	1,287		23.10	29,734	2.42		1.40		2.77
Fidelity VIP Overseas Portfolio Initial Class	2,083		24.19	50,388	1.48		1.40		28.48
Invesco V.I. American Franchise Fund Series I	4,518		18.73	84,646	0.08		1.40		25.58
Invesco V.I. International Growth Fund Series I	3,858		25.22	97,311	1.49		1.40		21.30
LVIP Delaware High Yield Fund Standard Class	326		48.03	15,680	5.84		1.25		6.15
LVIP Delaware Limited-Term Diversified Income Fund Standard Class	328		27.78	9,101	1.86		1.25		0.90
LVIP Delaware SMID Cap Core Fund Standard Class	3,085		100.37	309,635	0.32		1.25		17.18
LVIP Delaware Value Fund Standard Class	3,710		90.50	335,775	2.00		1.25		12.39
VanEck VIP Emerging Markets Fund Initial Class	563		33.58	18,910	0.42		1.40		48.94
VanEck VIP Global Resources Fund Initial Class	1,483		25.15	37,315	0.00		1.40		-3.06
Vanguard Dividend Growth Fund Investor Shares	1,012		36.01	36,441	1.98		0.52		18.72
Vanguard Inflation-Protected Securities Fund Investor Shares	1,115		16.53	18,434	2.17		0.52		2.28
Vanguard LifeStrategy Income Fund Investor Shares	1,007		18.14	18,266	2.25		0.52		6.43
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	9,109		24.01	218,660	2.21		0.52		14.45
Vanguard VIF Balanced Portfolio	31,800		30.85	981,142	2.40		0.52		14.12
Vanguard VIF Capital Growth Portfolio	382		46.43	17,752	0.23		0.52		28.17
Vanguard VIF Diversified Value Portfolio	180		31.89	5,729	2.91		0.52		12.57
Vanguard VIF Equity Income Portfolio	11,240		35.67	400,969	2.55		0.52		17.64
Vanguard VIF Equity Index Portfolio	451		32.11	14,481	0.00		0.52		21.03
Vanguard VIF Growth Portfolio	738		31.74	23,418	0.23		0.52		30.24
Vanguard VIF High Yield Bond Portfolio	83		22.75	1,897	8.48		0.52		6.45
Vanguard VIF International Portfolio	12,990		34.07	442,606	1.10		0.52		41.94
Vanguard VIF Mid-Cap Index Portfolio	26		39.52	1,033	2.27		0.52		18.46
Vanguard VIF Real Estate Index Portfolio	352		34.45	12,134	3.34		0.52		4.23
Vanguard VIF Short-Term Investment-Grade Portfolio	1		14.61	16	2.02		0.52		1.56
Vanguard VIF Small Company Growth Portfolio	631		37.44	23,636	0.48		0.52		22.83
Vanguard VIF Total Bond Market Index Portfolio	3,971		16.44	65,262	2.48		0.52		2.95
Vanguard VIF Total Stock Market Index Portfolio	2,354		33.28	78,358	2.01		0.52		20.34

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods

26

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

27

The United States Life Insurance

Company in the City of New York

(An indirect wholly owned subsidiary of American International Group, Inc.)

Statutory Financial Statements and Supplemental

Information and Report of Independent Auditors

At December 31, 2021 and 2020 and

for each of the three years ended December 31, 2021

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities	69
Supplemental Investment Risks Interrogatories	71
Supplemental Summary Investment Schedule	77
Supplemental Schedule of Reinsurance Disclosures	78

Report of Independent Auditors

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York

Opinions

We have audited the accompanying statutory financial statements of The United States Life Insurance Company in the City of New York (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5021

T: (713) 356 4000, www.pwc.com/us

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, supplemental investment risk interrogatories, supplemental summary investment schedule and supplemental schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2022

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	As of December 31,
(in millions)	2021	2020

Admitted assets

Cash and invested assets

Bonds	$19,863	$19,753

Preferred stocks	9	7

Common stocks	26	26

Cash, cash equivalents and short-term investments	177	205

Mortgage loans	3,189	3,175

Contract loans	147	159

Derivatives	127	39

Securities lending reinvested collateral assets	258	297

Other invested assets	1,840	1,416

Total cash and invested assets	25,636	25,077

Amounts recoverable from reinsurers	69	54

Amounts receivable under reinsurance contracts	6	5

Current federal income tax recoverable	11	21

Deferred tax asset	131	117

Due and accrued investment income	187	198

Premiums due, deferred and uncollected	47	54

Receivables from affiliates	26	15

Other assets	21	25

Separate account assets	6,148	4,742

Total admitted assets	$32,282	$30,308

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	As of December 31,
(in millions, except per share data)	2021	2020

Liabilities

Policy reserves and contractual liabilities

Life, annuity and modco reserves	$21,439	$21,294

Liabilities for deposit-type contracts	772	775

Accident and health reserves	225	253

Premiums received in advance	1	1

Policy and contract claims	131	106

Policyholder dividends	1	2

Total policy reserves and contractual liabilities	22,569	22,431

Experience rated refund	80	77

Payable to affiliates	34	27

Interest maintenance reserve	385	307

Derivatives	-	1

Payable for securities lending	261	295

Repurchase agreements	84	95

Collateral for derivatives program	129	35

Accrued expenses and other liabilities	206	155

Net transfers from separate accounts due or accrued	(127)	(78)

Asset valuation reserve	493	431

Separate account liabilities	6,148	4,742

Total liabilities	30,262	28,518

Commitments and contingencies (see Note 20)

Capital and surplus

Common stock, $2 par value; 1,980,658 shares authorized, issued and outstanding	4	4

Gross paid-in and contributed surplus	1,913	1,913

Unassigned surplus	103	(127)

Total capital and surplus	2,020	1,790

Total liabilities and capital and surplus	$32,282	$30,308

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
(in millions)	2021	2020	2019

Revenues

Premiums and annuity considerations	$2,472	$1,684	$1,847

Net investment income	1,169	1,044	1,155

Amortization of interest maintenance reserve	32	31	30

Reserve adjustments on reinsurance ceded	(496)	(336)	(229)

Commissions and expense allowances	69	70	72

Separate account fees	138	115	86

Other income	27	28	25

Total revenues	3,411	2,636	2,986

Benefits and expenses

Death benefits	190	185	148

Annuity benefits	339	334	357

Surrender benefits	1,182	894	1,060

Other benefits	122	85	86

Change in reserves	111	406	642

Commissions	88	74	96

General insurance expenses	104	112	126

Net transfers to separate accounts	847	386	101

Other expenses	15	7	6

Total benefits and expenses	2,998	2,483	2,622
Net gain from operations before dividends to policyholders and federal income taxes	413	153	364

Dividends to policyholders	-	-	-
Net gain from operations after dividends to policyholders and before federal income taxes	413	153	364

Federal income tax expense (excluding tax on capital gains)	132	51	147
Net gain from operations	281	102	217

Net realized capital (losses) gains, net of tax	(103)	152	36

Net income	$178	$254	$253

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common Stock	Gross Paid-In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus

Balance, January 1, 2019	$4	$1,778	$(504)	$1,278

Net income	-	-	253	253

Change in net unrealized capital gains (losses)	-	-	99	99

Change in net unrealized foreign exchange capital gains (losses)	-	-	17	17

Change in deferred tax	-	-	101	101

Change in non-admitted assets	-	-	(65)	(65)

Change in asset valuation reserve	-	-	(98)	(98)

Change in surplus as a result of reinsurance	-	-	(2)	(2)

Prior period corrections	-	-	(12)	(12)

Balance, December 31, 2019	$4	$1,778	$(211)	$1,571

Net income	-	-	254	254

Change in net unrealized capital gains (losses)	-	-	(82)	(82)

Change in net unrealized foreign exchange capital gains (losses)	-	-	48	48

Change in deferred tax	-	-	34	34

Change in non-admitted assets	-	-	(38)	(38)

Change in reserve on account of change in valuation basis	-	-	(20)	(20)

Change in asset valuation reserve	-	-	49	49

Change in surplus from separate accounts	-	-	19	19

Other changes in surplus in separate accounts	-	-	(19)	(19)

Paid-in surplus	-	135	-	135

Change in surplus as a result of reinsurance	-	-	(2)	(2)

Dividends to parent	-	-	(157)	(157)

Prior period corrections	-	-	(2)	(2)

Balance, December 31, 2020	$4	$1,913	$(127)	$1,790

Net income	-	-	178	178

Change in net unrealized capital gains (losses)	-	-	200	200

Change in net unrealized foreign exchange capital gains (losses)	-	-	(46)	(46)

Change in deferred tax	-	-	50	50

Change in non-admitted assets	-	-	25	25

Change in liability for reinsurance in unauthorized and certified companies	-	-	(7)	(7)

Change in asset valuation reserve	-	-	(62)	(62)

Change in surplus from separate accounts	-	-	27	27

Other changes in surplus in separate accounts	-	-	(27)	(27)

Change in surplus as a result of reinsurance	-	-	(2)	(2)

Dividends to parent	-	-	(101)	(101)

Prior period corrections	-	-	(5)	(5)

Balance, December 31, 2021	$4	$1,913	$103	$2,020

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(in millions)	2021	2020	2019

Cash from operations

Premium and annuity considerations, collected, net of reinsurance	$1,996	$1,676	$1,804

Net investment income collected	1,062	964	1,037

Other income	(262)	(124)	(46)

Total revenue received	2,796	2,516	2,795

Benefits paid	1,811	1,356	1,694

Net transfers to separate accounts	896	365	96

Commissions and expenses paid	198	195	228

Dividends paid to policyholders	1	-	-

Federal income taxes paid	123	183	110

Total benefits and expenses paid	3,029	2,099	2,128

Net cash (used in) provided by operations	(233)	417	667

Cash from investments

Proceeds from investments sold, matured or repaid:

Bonds	4,630	3,133	3,629

Stocks	6	50	9

Mortgage loans	307	423	347

Other invested assets	587	698	432

Miscellaneous proceeds	64	131	224

Total proceeds from investments sold, matured or repaid	5,594	4,435	4,641

Cost of investments acquired:

Bonds	4,042	3,655	3,994

Stocks	2	17	7

Mortgage loans	325	381	673

Other invested assets	829	521	551

Miscellaneous purchases	76	203	90

Total cost of investments acquired	5,274	4,777	5,315

Net adjustment in contract loans	(12)	(11)	(7)

Net cash provided by (used in) investing activities	332	(331)	(667)

Cash from financing and miscellaneous sources

Cash provided (applied):

Capital and paid-in surplus	(2)	133	(2)

Net (withdrawals from) deposits on deposit-type contracts	(2)	121	106

Dividends to Parent	(101)	(157)	-

Other, net	(22)	(94)	(160)

Net cash (used) provided in financing and miscellaneous activities	(127)	3	(56)
Net (decrease) increase in cash, cash equivalents and short-term investments	(28)	89	(56)

Cash, cash equivalents and short-term investments at beginning of year	205	116	172

Cash, cash equivalents and short-term investments at end of year	$177	$205	$116

Non-cash activities, excluded from above:

Non-cash pension risk transfer premiums	$480	$-	$-

Non-cash premiums transfer from AGL	4	-	-

Non-cash transfer from common stocks to other invested assets	3	20	-

Non-cash transfer from other invested assets to mortgage loans	2	-	-

Non-cash transfer from mortgage loans to other invested assets	-	142	27

Non-cash transfer from other invested assets to common stocks	-	-	23

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (USL or the Company) is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is a wholly owned subsidiary of AIG Life Holdings, Inc. (AIG Life Holdings). AIG Life Holdings is wholly owned by Corebridge Financial Inc. (Corebridge), formerly SAFG Retirement Services, Inc. (SAFG), which is a direct subsidiary of American International Group, Inc. (AIG). AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in approximately 70 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of its consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of New York and is subject to regulation by the New York State Department of Financial Services (NYDFS). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in the U.S. Virgin Islands.

The Company offers a broad portfolio of individual fixed and variable annuity and life insurance products. In October 2016, the Company made a strategic decision to refocus its group benefits business, which included the decision to cease quoting new business in the employer and voluntary group benefits lines and seek strategic alternatives for group products distributed through sponsored organizations such as professional and affinity associations.

The Company’s fixed annuity products include single premium fixed annuities, immediate annuities and deferred income annuities. The Company’s variable annuity products include variable annuities that offer a combination of growth potential, death benefit features and income protection features. The Company’s fixed index annuities include products that provide growth potential based in part on the performance of a market index, and certain of the Company’s fixed index annuity products offer optional income protection features. The Company’s distribution channels include banks, wirehouses, broker dealers, independent marketing organizations and independent insurance agents.

The Company’s individual life insurance products are primarily term life and universal life insurance, distributed through independent marketing organizations, independent insurance agents, financial advisors and direct marketing.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

NYDFS recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under New York Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The State of New York has the right to permit other specific practices that deviate from prescribed practices.

The Company does not employ any prescribed or permitted accounting practices that differ from the NAIC SAP.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the NYDFS requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures captured in scope of this statement, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. NAIC designations are determined through a financial modeling process conducted by BlackRock, direct analysis via the NAIC’s IAO or other protocols prescribed by the NAIC including internal assignment of Z, 5GI or 6*. Residual tranches, as defined in Statement of Statutory Accounting Principle (SSAP) 43-Revised “Loan-Backed and Structured Securities”, are reported as NAIC 6*.

Short sale is the sale of a security which is not owned by the company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in SSAP No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks shall be valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service

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coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Hedge accounting was not used for any derivative instruments in 2021 or 2020.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets amounted to $588 million and $613 million at December 31, 2021 and 2020, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020 and subsequent years, and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the NYDFS.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (CRVM). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and for traditional life insurance returns any portion of the final premium for periods beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $1.4 billion at December 31, 2021.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 and subsequent years are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020.    Prior to 2020, AG 43 required the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves were derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and were based on prudent estimate assumptions. In addition, a deterministic valuation was also performed using assumptions prescribed in AG 43. The greater of these two reserve balances was the AG 43 reserve. However, the Company was previously holding reserves at the C3 Phase II Total Asset Requirement level, which was higher than the AG 43 amount.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The Company had $4.7 billion of insurance in-force and $238 million of reserves as of December 31, 2021, and $7.0 billion of insurance in-force and $220 million of reserves as of December 31, 2020, for which the gross premiums are less than the net premiums according to the standard of valuation set by the NYDFS.

The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

In addition, an extra mortality reserve is held for ordinary life insurance policies classified as group conversions, equal to the excess, if any, of a substandard reserve over a standard reserve based on mortality rates appropriately increased over the standard class mortality rates.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

For long-term disability products, disabled life reserves were established using the 1964 Commissioner’s Disability Table for claims incurred prior to January 1, 1989, and the 1987 Commissioner’s Group Disability Table for claims incurred January 1, 1989 and later, at an interest rate equal to the Single Premium Immediate Annuity rate (based on year incurred) less 1 percent.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Substantive changes were made to SSAP 32R, Preferred Stocks effective January 1, 2021, that required all perpetual preferred stocks to be reported at fair value. Prior to this change, perpetual preferred stocks with NAIC designations of “1” through “3” were carried at amortized cost. All other perpetual preferred stocks were stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus.

Accounting Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (CRVM). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Requirements for Principle-Based Reserves for Variable Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation of New York Rule 213 (NY’s version of VM-21) was $(20) million.

There were no other new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2021, one out-of-period error due to an understated model of economic hedge targeting was identified and corrected, which decreased unassigned surplus by $5 million. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2020, two out-of-period errors were identified and corrected relating to annuity reserves which decreased unassigned surplus by $2 million. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2019, two out-of-period errors were identified and corrected, which decreased unassigned surplus by $12 million. The most significant of these was a decrease in reserve adjustments on reinsurance ceded due to a private placement cash issue. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company’s election.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index features in certain indexed universal life and fixed index annuity contracts and certain guaranteed features of variable and fixed index annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any negative IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2021

Bonds:

U.S. government obligations	$291	$67	$-	$358

All other governments	752	50	(11)	791

States, territories and possessions	106	15	-	121

Political subdivisions of states, territories and possessions	44	8	-	52

Special revenue	1,151	139	(1)	1,289

Industrial and miscellaneous	17,137	1,518	(107)	18,548

Hybrid securities	74	13	-	87

Bank loans	308	1	(3)	306

Total bonds	19,863	1,811	(122)	21,552

Preferred stock	9	-	-	9

Common stock	26	-	-	26

Total equity securities	35	-	-	35

Total	$19,898	$1,811	$(122)	$21,587

December 31, 2020

Bonds:

U.S. government obligations	$346	$99	$-	$445

All other governments	475	80	(2)	553

States, territories and possessions	110	22	-	132

Political subdivisions of states, territories and possessions	43	11	-	54

Special revenue	1,324	197	-	1,521

Industrial and miscellaneous	16,905	2,225	(65)	19,065

Hybrid securities	98	21	(1)	118

Bank loans	452	1	(11)	442

Total bonds	19,753	2,656	(79)	22,330

Preferred stock	7	1	-	8

Common stock	26	-	-	26

Total equity securities	33	1	-	34

Total	$19,786	$2,657	$(79)	$22,364

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2021

Bonds:

U.S. government obligations	$165	$(6)	$38	$(5)	$203	$(11)

Political subdivisions of states, territories and possessions	5	-	-	-	5	-

Special revenue	79	(1)	4	-	83	(1)

Industrial and miscellaneous	2,585	(48)	963	(70)	3,548	(118)

Hybrid securities	20	-	-	-	20	-

Bank loans	125	(1)	99	(2)	224	(3)

Total bonds	2,979	(56)	1,104	(77)	4,083	(133)

Preferred stock	2	-	-	-	2	-

Total equity securities	2	-	-	-	2	-

Total	$2,981	$(56)	$1,104	$(77)	$4,085	$(133)

December 31, 2020

Bonds:

U.S. government obligations	$16	$-	$-	$-	$16	$-

All other governments	2	-	11	(1)	13	(1)

Special revenue	4	-	-	-	4	-

Industrial and miscellaneous	1,328	(39)	395	(29)	1,723	(68)

Hybrid securities	6	(1)	2	-	8	(1)

Bank loans	284	(12)	-	-	284	(12)

Total bonds	1,640	(52)	408	(30)	2,048	(82)

Preferred stock	-	-	-	-	-	-

Total equity securities	-	-	-	-	-	-

Total	$1,640	$(52)	$408	$(30)	$2,048	$(82)

At December 31, 2021 and 2020, the number of bonds and equity securities in an unrealized loss position was 1,178 and 419, respectively. Bonds comprised 1,175 of the total of which 290 were in a continuous loss position greater than 12 months at December 31, 2021. Bonds comprised 418 of the total of which 88 were in a continuous loss position greater than 12 months at December 31, 2020.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2021 and 2020, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value

December 31, 2021

Due in one year or less	$395	$401

Due after one year through five years	1,948	2,027

Due after five years through ten years	3,660	3,875

Due after ten years	9,367	10,500

LBaSS	4,536	4,790

Total	$19,906	$21,593

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $106 million and $61 million at December 31, 2021 and 2020, respectively which is the fair value. At December 31, 2021 and 2020, the Company had no income excluded from due and accrued for bonds.

At December 31, 2021, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC guidelines (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 12 industries. At December 31, 2020, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC guidelines (categories 3-6). These bonds accounted for 5 percent of the Company’s total assets and 6 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2021	2020
Consumer Noncyclical	17.9%	20.9%
Consumer Cyclical	16.2	13.5

Energy	12.9	15.4

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2021		December 31, 2020
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$4,536	$4,790	$4,914	$5,276

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

At December 31, 2021 and 2020, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2021 and 2020, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2021, 2020 and 2019, the Company recognized total OTTI of $1 million, $14 million and $13 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2021 and 2020, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2021

LBaSS	$786	$(9)	$147	$(17)	$933	$(26)

December 31, 2020

LBaSS	$709	$(22)	$274	$(12)	$983	$(34)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2021	2020
Balance, beginning of year	$232	$222

Increases due to:

Credit impairment on new securities subject to impairment losses	-	3

Additional credit impairment on previously impaired investments	1	11

Reduction due to:

Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	29	4

Balance, end of year	$204	$232

See Note 22 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2021.

Mortgage Loans

Mortgage loans had outstanding principal balances of $3.2 billion and $3.2 billion at December 31, 2021 and 2020, respectively. Contractual interest rates range from 1.5 percent to 10.3 percent. The mortgage loans at December 31, 2021 had maturity dates ranging from 2022 to 2055.

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2021	2020

Geographic distribution:

Mid-Atlantic	32.9%	33.4%

Pacific	15.9	17.1

Foreign	15.6	13.5

South Atlantic	11.7	11.6

East North Central	8.0	8.1

West South Central	7.2	6.0

New England	4.5	4.4

Mountain	2.1	3.5

East South Central	1.5	1.8

West North Central	0.6	0.6

Total	100.0%	100.0%

Property type distribution:

Multi-family	38.7%	37.6%

Office	26.4	24.2

Retail	12.0	13.6

Industrial	16.3	15.7

Hotel/motel	3.6	4.0

Other	3.0	4.9

Total	100.0%	100.0%
At December 31, 2021, there were 52 mortgage loans with outstanding balances of $20 million or more which represented approximately 58 percent of the portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2021 and 2020:

	Years Ended December 31,
	2021		2020
(in millions)	Maximum	Minimum	Maximum	Minimum
Multi-family	6.18%	2.89%	6.02%	3.32%
Retail	5.65	5.65	-	-
Office	4.35	2.40	4.50	1.75
Industrial	4.00	2.35	4.00	2.80
Hotel/Motel	6.00	-	12.00	4.25

Other	4.24	2.27	5.28	2.94

The Company reduced the interest rate on one loan during 2021 and 2020.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 82.0 percent and 115.0 percent in 2021 and 2020, respectively.

At December 31, 2021, the Company held $60 million in impaired mortgages with $20 million of related allowances for credit losses and $40 million in impaired loans without a related allowance. At December 31, 2020, the Company held $59 million in impaired mortgages with $25 million of related allowances for credit losses and $34 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $84 million and $59 million, at December 31, 2021 and 2020, respectively. The Company recognized interest income from impaired loans of $1 million, $1 million and $1 million in 2021, 2020 and 2019, respectively. The Company recognizes interest income on its impaired mortgage loans upon receipt.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2021	2020	2019
Balance, beginning of year	$37	$36	$22

(Reductions) additions charged to unrealized capital loss	(6)	13	14

Direct write-downs charged against allowance	-	(12)	-

Balance, end of year	$31	$37	$36

During 2021, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2021	2020
Current	$3,165	$3,168
30 - 59 days past due	24	-

90 - 179 days past due	-	7

Total	$3,189	$3,175

At December 31, 2021 and 2020, the Company had mortgage loans outstanding under participant or co-lender agreements of $2.7 billion and $2.6 billion, respectively.

In addition, the Company had $61 million and $59 million in restructured loans at December 31, 2021 and 2020, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2021:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets

a. above 95%	$-	-%	$23	0.10%	$-	-%

b. 91% to 95%	-	-	-	-	-	-

c. 81% to 90%	2	-	40	0.20	-	-

d. 71% to 80%	15	0.10	228	0.90	-	-

e. below 70%	79	0.30	2,802	10.70	-	-

Troubled Debt Restructuring

At both December 31, 2021 and 2020, the Company held no restructured debt for which impairment was recognized. The Company had $1 million in outstanding commitments at December 31, 2021 to debtors that hold loans with restructured terms. The Company had no outstanding commitments at December 31, 2020 to debtors that hold loans with restructured terms.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The Company had no investment in real estate at December 31, 2021, 2020 and 2019.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2021	2020
Investments in limited liability companies	$357	$140
Investments in limited partnerships	1,089	795
Other unaffiliated investments	362	427
Receivable for securities	6	26
Cash collateral on derivatives	29	31

Non-admitted assets	(3)	(3)

Total	$1,840	$1,416

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $226 million and $179 million at December 31, 2021 and 2020, respectively. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures and partnerships of $12 million during 2021. The Company recorded impairment write-downs in joint ventures and partnerships of $3 million during 2020.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2021	2020	2019
Bonds	$880	$880	$960
Common stocks	1	1	1
Cash and short-term investments	4	5	11
Mortgage loans	140	143	151
Contract loans	9	10	11
Derivatives	42	(13)	24
Investment income from affiliates	18	3	1

Other invested assets	104	45	29
Gross investment income	1,198	1,074	1,188

Investment expenses	(29)	(30)	(33)

Net investment income	$1,169	$1,044	$1,155

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2021	2020	2019
Bonds	$139	$74	$54
Common stocks	1	45	17
Cash and short-term investments	1	-	-
Mortgage loans	-	(12)	(8)
Derivatives	(159)	56	20

Other invested assets	28	123	27
Realized capital gains	10	286	110
Federal income tax expense	(2)	(60)	(23)

Net gains transferred to IMR	(111)	(74)	(51)

Net realized capital (losses) gains	$(103)	$152	$36

During 2021, 2020 and 2019, the Company recognized $3 million, $17 million and $19 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2021	2020	2019
Proceeds	$2,452	$1,610	$1,691
Gross realized capital gains	$130	$184	$117

Gross realized capital losses	(27)	(60)	(43)

Net realized capital gains	$103	$124	$74

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2021	2020	2019
Bonds	$(39)	$24	$6
Preferred and common stocks	-	(145)	144
Mortgage loans	(7)	20	2
Derivatives	63	11	(26)
Other invested assets	178	47	20

Federal income tax (expense) benefit	(41)	9	(30)

Net change in unrealized gains (losses) of investments	$154	$(34)	$116

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2021	2020	2021	2020	2021	2020
Bonds -AC	1	5	$-	$82	$-	$83
LB&SS -AC	2	3	2	26	2	28
Preferred Stock -AC	-	-	-	-	-	-

Preferred Stock -FV	-	-	-	-	-	-

Total	3	8	$2	$108	$2	$111

AC-Amortized Cost

FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2021 and 2020, the Company had bonds loaned with a fair value of approximately $253 million and $290 million pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2021	2020
30 days or less	$62	$53
31 to 60 days	131	99

61 to 90 days	68	143
Subtotal	261	295

Securities collateral received	-	-

Total collateral received	$261	$295

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open positions	$258	$258	$297	$297
Subtotal	258	258	297	297

Securities collateral received	-	-	-	-

Total collateral reinvested	$258	$258	$297	$297

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Repurchase Agreements

At December 31, 2021 and 2020, bonds with a fair value of approximately $85 million and $97 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2021	2020
Open positions	$-	$-
30 days or less	45	66
31 to 60 days	26	-
61 to 90 days	-	-

Greater than 90 days	14	29
Subtotal	85	95

Securities collateral received	-	-

Total collateral received	$85	$95

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Open - No Maturity	$1	$2	$10	$2

2. Overnight	38	7	22	-

3. 2 Days to 1 Week	102	19	53	-

4. > 1 Week to 1 Month	85	86	88	83

5. > 1 Month to 3 Months	-	59	-	83

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

b. Ending Balance

1. Open - No Maturity	$1	$2	$2	$2

2. Overnight	-	-	-	-

3. 2 Days to 1 Week	26	19	-	-

4. > 1 Week to 1 Month	59	64	88	83

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

The following table presents the Company’s liability to return collateral for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Cash (Collateral - All)	$227	$175	$173	$168

2. Securities Collateral (FV)	-	-	-	-

b. Ending Balance

1. Cash (Collateral - All)	$87	$86	$90	$84

2. Securities Collateral (FV)	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open positions	$78	$85	$84	$97

Greater than three years	-	-	-	-

Subtotal	78	85	84	97

Securities collateral received	-	-	-	-

Total collateral reinvested	$78	$85	$84	$97

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. BACV	$-	$-	$-	$-

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	-	-	-	-

b. Ending Balance

1. BACV	$85	$84	$82	$78

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	87	91	88	85

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance

a. Bonds - BACV	$-	$57	$20	$2

b. Bonds - FV	-	62	21	2

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	57	20	2

q. Total Assets - FV	-	62	21	2

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted

Ending Balance

a. Bonds - BACV	$-	$-	$-	$-

b. Bonds - FV	-	-	-	-

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	-	-	-

q. Total Assets - FV	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2021	2020
On deposit with states	$16	$16
Securities lending	214	204
Collateral held on securities lending	260	295
FHLB stock and collateral pledged	363	518
Subject to repurchase agreements	78	84

Collateral for derivatives	30	30

Total	$961	$1,147

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date

December 31, 2021

In general account:

RMBS	$181	$182	$206	$(2)

CDOs	612	605	619	-

Total subprime exposure	$793	$787	$825	$(2)

December 31, 2020

In general account:

RMBS	$208	$206	$232	$(2)

CDOs	300	298	321	(3)

Total subprime exposure	$508	$504	$553	$(5)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. The Company has determined that its derivative financial instruments do not qualify for hedge accounting. As a result, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $63 million in 2021, an unrealized capital gain of $11 million in 2020 and an unrealized capital loss of 26 million in 2019, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year ended 2021, as a result of increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2021, the Company held collateral for derivatives of $129 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds.    The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2021			December 31, 2020
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value

Assets:

Interest rate contracts	$2,764	$60	$60	$1,237	$43	$43

Foreign exchange contracts	653	41	41	378	19	19

Equity contracts	1,566	121	121	1,057	139	139

Derivative assets, gross	4,983	222	222	2,672	201	201

Counter party netting	-	(95)	(95)	-	(162)	(162)

Derivative assets, net	$4,983	$127	$127	$2,672	$39	$39

Liabilities:

Interest rate contracts	$327	$2	$2	$1,267	$24	$24

Foreign exchange contracts	760	10	10	771	31	31

Equity contracts	814	83	83	1,157	108	108

Derivative liabilities, gross	1,901	95	95	3,195	163	163

Counter party netting	-	(95)	(95)	-	(162)	(162)

Derivative liabilities, net	$1,901	$-	$-	$3,195	$1	$1

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2021		December 31, 2020
(in millions)	Assets	Liabilities	Assets	Liabilities

Gross amount recognized	$222	$(95)	$201	$(163)

Amount offset	(95)	95	(162)	162

Net amount presented in the Statement of Admitted

Assets, Liabilities, and Capital and Surplus	$127	$-	$39	$(1)

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2021		December 31, 2020
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date

Derivative assets:

Interest rate contracts	$2,764	2061	$1,237	2060

Foreign exchange contracts	653	2049	378	2048

Equity contracts	1,566	2022	1,057	2021

Derivative liabilities:

Interest rate contracts	327	2027	1,267	2051

Foreign exchange contracts	760	2056	771	2056

Equity contracts	814	2022	1,157	2021

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The credit exposure to the Company’s derivative contracts aggregated $77 million and $79 million at December 31, 2021 and 2020, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3

December 31, 2021

Assets:

Bonds	$21,516	$19,827	$-	$18,737	$2,779

Preferred stocks	7	7	-	7	-

Common stocks	18	18	-	18	-

Cash, cash equivalents and short-term investments	177	177	134	43	-

Mortgage loans	3,370	3,189	-	-	3,370

Contract loans	147	147	-	-	147

Receivables for securities	6	6	-	6	-

Securities lending reinvested collateral assets	258	258	-	258	-

Separate account assets	1,191	1,191	-	1,191	-

Liabilities:

Policy reserves and contractual liabilities	659	507	-	12	647

Payable for securities	26	26	-	26	-

Payable for securities lending	261	261	-	261	-

December 31, 2020

Assets:

Bonds	$22,312	$19,735	$-	$19,481	$2,831

Preferred stocks	8	7	2	6	-

Common stocks	19	19	-	19	-

Cash, cash equivalents and short-term investments	205	205	43	162	-

Mortgage loans	3,429	3,175	-	-	3,429

Contract loans	159	159	-	-	159

Receivables for securities	26	26	-	26	-

Securities lending reinvested collateral assets	297	297	-	297	-

Separate account assets	375	375	-	375	-

Liabilities:

Policy reserves and contractual liabilities	692	515	-	15	677

Payable for securities	22	22	-	22	-

Payable for securities lending	295	295	-	295	-

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2021
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$-	$36	$-	$36
Total bonds	-	-	36	-	36
Preferred stock
Industrial and miscellaneous	-	-	2	-	2
Total preferred stock	-	-	2	-	2
Derivative assets:
Interest rate contracts	-	60	-	-	60
Foreign exchange contracts	-	41	-	-	41
Equity contracts	1	120	-	-	121
Counterparty netting	-	-	-	(95)	(95)
Total derivative assets	1	221	-	(95)	127
Separate account assets	4,052	905	-	-	4,957
Total assets at fair value	$4,053	$1,126	$38	$(95)	$5,122
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$2	$-	$-	$2
Foreign exchange contracts	-	10	-	-	10
Equity contracts	-	83	-	-	83
Counterparty netting	-	-	-	(95)	(95)
Total derivative liabilities	-	95	-	(95)	-
Total liabilities at fair value	$-	$95	$-	$(95)	$-
December 31, 2020
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$3	$1	$-	$4
Bank loans	-	14	-	-	14
Total bonds	-	17	1	-	18
Derivative assets:
Interest rate contracts	-	43	-	-	43
Foreign exchange contracts	-	19	-	-	19
Equity contracts	1	138	-	-	139
Counterparty netting	-	-	-	(162)	(162)
Total derivative assets	1	200	-	(162)	39
Separate account assets	3,706	661	-	-	4,367
Total assets at fair value	$3,707	$878	$1	$(162)	$4,424
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$24	$-	$-	$24
Foreign exchange contracts	-	31	-	-	31
Equity contracts	2	106	-	-	108
Counterparty netting	-	-	-	(162)	(162)
Total derivative liabilities	2	161	-	(162)	1
Total liabilities at fair value	$2	$161	$-	$(162)	$1

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Total Assets

Balance, January 1, 2020	$1	$-	$-	$1

Total realized/unrealized capital gains or losses:

Included in net income	(1)	-	-	(1)

Included in surplus	1	-	-	1

Purchases, issuances and settlements	-	-	-	-

Transfers into Level 3	6	-	5	11

Transfers out of Level 3	(6)	-	(5)	(11)

Balance, December 31, 2020	$1	$-	$-	$1

Total realized/unrealized capital gains or losses:

Included in net income	1	-	1	2

Included in surplus	(1)	-	-	(1)
Purchases, issuances and settlements	33	2	(1)	34
Transfers into Level 3	2	-	-	2

Transfers out of Level 3	-	-	-	-

Balance, December 31, 2021	$36	$2	$-	$38

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2021 and 2020, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2021 and 2020 may include changes in fair value that were attributable to both observable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2021.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total

December 31, 2021
Derivative assets at fair value	$1	$221	$-	$222
Derivative liabilities at fair value	-	95	-	95

December 31, 2020
Derivative assets at fair value	$1	$200	$-	$201
Derivative liabilities at fair value	2	161	-	163

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2021	2020
Life insurance	$3,417	$3,447
Annuities (excluding supplementary contracts with life contingencies)	16,246	16,051
Supplementary contracts with life contingencies	126	97
Disability - active lives	2	2
Disability - disabled lives	59	64
Excess of VM-21 reserves over basic reserves	138	214
Deficiency reserves	238	220

Other miscellaneous reserve	1,466	1,515

Gross life and annuity reserves	21,692	21,610
Reinsurance ceded	(253)	(316)

Net life and annuity reserves	21,439	21,294

Accident and health reserves
Unearned premium reserves	9	10
Present value of amounts not yet due on claims	191	220
Additional contract reserves	41	41

Gross accident and health reserves	241	271
Reinsurance ceded	(17)	(18)

Net accident and health reserves	224	253

Aggregate policy reserves	$21,663	$21,547

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2021
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$2,300	$-	$-	$2,300	11.80%
b. At book value less current surrender
charge of 5% or more	2,939	-	-	2,939	15.08%
c. At fair value	-	-	4,827	4,827	24.77%
d. Total with market adjustment or at fair value	5,239	-	4,827	10,066	51.65%
e. At book value without adjustment
(minimal or no charge or adjustment)	6,617	-	-	6,617	33.94%
(2) Not subject to discretionary withdrawal	2,807	-	1	2,808	14.41%
(3) Total (gross: direct + assumed)	$14,663	$-	$4,828	$19,491	100.00%
(4) Reinsurance ceded	-	-	-	-
(5) Total (net)* (3) - (4)	$14,663	$-	$4,828	$19,491
(6) Amount included in A(1)b above that will move
to A(1)e in the year after statement date:	$490	$-	$-	$490
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:

	December 31, 2021
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$1	$-	$-	$1	0.04%
b. At book value less current surrender
charge of 5% or more	-	-	-	-	-%
c. At fair value	-	-	3	3	0.11%
d. Total with market adjustment or at fair value	1	-	3	4	0.15%
e. At book value without adjustment
(minimal or no charge or adjustment)	515	-	-	515	18.05%
(2) Not subject to discretionary withdrawal	1,194	1,140	-	2,334	81.80%
(3) Total (gross: direct + assumed)	$1,710	$1,140	$3	$2,853	100.00%
(4) Reinsurance ceded	-	-	-	-
(5) Total (net)* (3) - (4)	$1,710	$1,140	$3	$2,853
(6) Amount included in B(1)b above that will move
to B(1)e in the year after statement date:	$-	$-	$-	$-
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2021
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$-	$-	$-	$-	-%
b. At book value less current surrender
charge of 5% or more	-	-	-	-	-%
c. At fair value	-	-	-	-	-%
d. Total with market adjustment or at fair value	-	-	-	-	-%
e. At book value without adjustment
(minimal or no charge or adjustment)	20	-	-	20	2.66%
(2) Not subject to discretionary withdrawal	731	-	1	732	97.34%
(3) Total (gross: direct + assumed)	$751	$-	$1	$752	100.00%
(4) Reinsurance ceded	-	-	-	-
(5) Total (net)* (3) - (4)	$751	$-	$1	$752
(6) Amount included in C(1)b above that will move
to C(1)e in the year after statement date:	$-	$-	$-	$-
* Represents annuity reserves reported in separate accounts liabilities.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2021:

	December 31, 2021
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term policies with cash value	$-	$7	$20	$-	$-	$-
(2) Universal life	1,230	1,220	1,282	-	-	-
(3) Universal life with secondary guarantees	139	124	655	-	-	-
(4) Indexed universal life	7	7	7	-	-	-
(5) Indexed universal life with secondary guarantees	41	26	57	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	55	352	396	12	12	12
(8) Variable life	-	-	-	-	-	-
(9) Variable universal life	1	1	1	14	14	14
(10) Miscellaneous reserves	-	-	-	-	-	-
B. Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	XXX	XXX	$999	XXX	XXX	$-
(2) Accidental death benefits	XXX	XXX	-	XXX	XXX	-
(3) Disability - active lives	XXX	XXX	2	XXX	XXX	-
(4) Disability - disabled lives	XXX	XXX	59	XXX	XXX	-
(5) Miscellaneous reserves	XXX	XXX	318	XXX	XXX	-
C. Total (gross: direct + assumed)	$1,473	$1,737	$3,796	$26	$26	$26
D. Reinsurance ceded	63	55	253	-	-	-
E. Total (net) (C) - (D)	$1,410	$1,682	$3,543	$26	$26	$26

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate accounts. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative.

The separate accounts also include a funding agreement, which provides a stable value protection feature on the assets held within the account.

The Company does not engage in securities lending transactions within the separate accounts.

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The following table presents separate account assets by product or transaction:

	December 31, 2021		December 31, 2020
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$4,982	$-	$4,328	$-
Variable life	26	-	23	-

Terminal funding	1,140	-	391	-

Total	$6,148	$-	$4,742	$-

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2021 and 2020 is $49 million and $104 million, respectively.

There was no separate account business seed money at December 31, 2021 and 2020.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account

2021	$53	$1

2020	45	-

2019	37	-

2018	30	-

2017	27	-

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non- guaranteed Separate Accounts	Total

December 31, 2021

Premiums, considerations or deposits	$-	$-	$-	$1,178	$1,178

Reserves for accounts with assets at:
Market value	$-	$-	$-	$4,863	$4,863

Amortized costs	-	1,139	-	-	1,139

Total reserves	$-	$1,139	$-	$4,863	$6,002

By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$-	$1,139	$-	$-	$1,139

At market value	$-	$-	$-	$4,861	$4,861

Subtotal	-	1,139	-	4,861	6,000

Not subject to discretionary withdrawal	-	-	-	2	2

Total reserves	$-	$1,139	$-	$4,863	$6,002

December 31, 2020

Premiums, considerations or deposits	$-	$-	$-	$595	$595

Reserves for accounts with assets at:
Market value	$-	$-	$-	$4,274	$4,274

Amortized costs	-	391	-	-	391

Total reserves	$-	$391	$-	$4,274	$4,665

By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$-	$391	$-	$-	$391

At market value	$-	$-	$-	$4,272	$4,272

Subtotal	-	391	-	4,272	4,663

Not subject to discretionary withdrawal	-	-	-	2	2

Total reserves	$-	$391	$-	$4,274	$4,665

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2021	2020	2019
Transfers to separate accounts	$1,178	$595	$305

Transfers from separate accounts	(331)	(209)	(204)
Net transfers to separate accounts	847	386	101

Reconciling adjustments:

Deposit-type contracts	-	-	-

Total reconciling adjustments	-	-	-

Transfers as reported in the Statutory Statements of Operations	$847	$386	$101

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $138 million and $214 million at December 31, 2021 and 2020, respectively.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $7 million and $8 million at December 31, 2021 and 2020, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $32 million and $87 million at December 31, 2021 and 2020, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 10.8 percent and 13.2 percent of gross insurance in-force at December 31, 2021 and 2020, respectively. Policyholder dividends for the years ended December 31, 2021 and 2020 were immaterial.

14. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2021		December 31, 2020
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$-	$-	$-	$-

Ordinary renewal	10	44	15	51

Total	$10	$44	$15	$51

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed and reserves on reinsurance assumed were not significant in 2021, 2020 or 2019. Reinsurance premiums ceded in 2021, 2020 and 2019 were $205 million, $210 million and $214 million, respectively. The reserve credit taken on reinsurance ceded was $270 million and $334 million at December 31, 2021 and 2020, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2021 and 2020, the Company’s reinsurance recoverables were $69 million and $54 million, respectively.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs.

The Company manages the capital impact of statutory reserve requirements under Regulation XXX through intercompany reinsurance. The Company has a coinsurance/modified coinsurance agreement (the Co/Modco Agreement) with AIG Life of Bermuda, Ltd. (AIGB), an affiliated offshore life insurer. Under the Co/Modco Agreement, AIGB reinsures a 90 percent quota share of the Company’s net liability on term life contracts issued by the Company with issue dates on or after March 1, 2002 through August 1, 2009. AIGB is a Bermuda licensed insurer but is not licensed to transact insurance or reinsurance, nor is accredited as a reinsurer in the State of New York. At December 31, 2021 and 2020, the Company did not report any liabilities for unauthorized reinsurance, as the coinsurance reserves ($158 million and $210 million, respectively) ceded to AIGB were fully secured by letters of credit. These letters of credit, secured by AIGB for the benefit of the Company, contain applicable provisions required by NAIC SAP and are subject to reimbursement by AIG in the event of a drawdown. In addition, there are certain terms and conditions regarding events of default, which if triggered by future AIG events, would require the Company to pursue a variety of remedies to preserve the amount of the reserve credit. Pursuant to the modified coinsurance portion of the Co/Modco

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Agreement, the Company does not record a reserve credit since it retains, controls, and owns all assets held in relation to the modified coinsurance reserve.

The Co/Modco Agreement decreased the Company’s pre-tax earnings by $68 million, $47 million and $42 million in 2021, 2020 and 2019, respectively. The agreement is unlimited in duration, but was amended to terminate for new business issued on and after August 1, 2009.

In 2021, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in an increase in the Company’s pre-tax earnings of less than $1 million. No treaties with non-affiliated reinsurers were commuted in 2020 or 2019.

AIG established Fortitude Reinsurance Company, Ltd. (“Fortitude Re”), a wholly owned subsidiary of Fortitude Group Holdings, LLC (“Fortitude Holdings”), in 2018 in a series of reinsurance transactions related to certain of AIG’s legacy operations. In February 2018, The Company and its affiliates, American General Life Insurance Company (AGL) and Variable Annuity Life Insurance Company, entered into modified coinsurance (“modco”) agreements with Fortitude Re. On July 1, 2020, The Company and AGL amended the modco agreements. Under the terms of the amendment, certain business ceded to Fortitude Re was recaptured and certain additional business was ceded to Fortitude Re.

In November 2018, AIG sold a 19.9% ownership interest in Fortitude Holdings to TC Group Cayman Investments Holdings, L.P. (“TCG”), an affiliate of Carlyle. On June 2, 2020, AIG completed the sale of a majority of the interests in Fortitude Holdings to Carlyle FRL, L.P. (“Carlyle FRL”), an investment fund advised by an affiliate of The Carlyle Group Inc. (“Carlyle”), and T&D United Capital Co., Ltd. (“T&D”), a subsidiary of T&D Holdings, Inc., under the terms of a membership interest purchase agreement entered into on November 25, 2019 by and among AIG, Fortitude Holdings, Carlyle FRL, Carlyle, T&D and T&D Holdings, Inc. (the “Majority Interest Fortitude Sale”). As a result of completion of the Majority Interest Fortitude Sale, Carlyle FRL purchased from AIG a 51.6% ownership interest in Fortitude Holdings and T&D purchased from AIG a 25% ownership interest in Fortitude Holdings; AIG retained a 3.5% ownership interest in Fortitude Holdings and one seat on its Board of Managers. On October 1, 2021, AIG, contributed its remaining 3.5% ownership interest in FGH Parent, L.P., to Corebridge. As of the closing of the Majority Interest Fortitude Sale, these reinsurance transactions are no longer considered affiliated transactions.

Following closing, in the second quarter of 2020, AIG contributed $135 million of the proceeds of the Majority Interest Fortitude Sale to the Company. For further information regarding the Fortitude Re reinsurance transactions, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company’s statements of assets, liabilities, surplus and other funds and on the summary of operations:

Balance as of December 31, 2021

Statutory Statements of Assets, Liabilities and Capital and Surplus

Funds withheld	$60

Increase (Decrease) (in millions)	Initial Accounting	As of the Years Ended December 31, 2020, 2019, 2018 and 2017	Total Reported at December 31, 2020	As of and Year Ended December 31, 2021

Statutory Statement of Operations

Premiums and annuity considerations	$(5,086)	$(79)	$(5,165)	$(11)

Commissions and expense allowances	8	28	36	8

Reserve adjustments on reinsurance ceded	5,086	(1,174)	3,912	(468)

Total revenues	8	(1,225)	(1,217)	(471)

Death benefits	-	(110)	(110)	(29)

Annuity benefits	-	(1,094)	(1,094)	(263)

Surrender benefits	-	(73)	(73)	(13)

Other benefits	-	(117)	(117)	(24)

Total benefits and expenses	-	(1,394)	(1,394)	(329)

Net gain from operations before dividends to policyholders and federal income taxes	8	169	177	(142)

Dividends to policyholders	-	(4)	(4)	(1)

Net gain from operations after dividends to policyholders and before federal income taxes	$8	$173	$181	$(141)
16. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions for the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on our U.S. federal tax liabilities.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2021			December 31, 2020			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$664	$95	$759	$648	$114	$762	$16	$(19)	$(3)

Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross DTA	664	95	759	648	114	762	16	(19)	(3)

DTA non-admitted	478	95	573	465	114	579	13	(19)	(6)
Net admitted DTA	186	-	186	183	-	183	3	-	3

DTL	55	-	55	66	-	66	(11)	-	(11)

Total	$131	$-	$131	$117	$-	$117	$14	$-	$14

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2021			December 31, 2020			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission calculation components

SSAP 101

Federal income taxes paid in prior years recoverable through loss carry backs	$-	$-	$-	$-	$-	$-	$-	$-	$-

Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	131	-	131	117	-	117	14	-	14
1. Adjusted gross DTA expected to be realized following the reporting date	131	-	131	117	-	117	14	-	14
2. Adjusted gross DTA allowed per limitation threshold	-	-	357	-	-	316	-	-	41

Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	55	-	55	66	-	66	(11)	-	(11)

DTA admitted as the result of application of SSAP 101	$186	$-	$186	$183	$-	$183	$3	$-	$3

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	941%	920%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$2,383	$2,105

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2021	2020	2019
Current income tax expense
Federal	$132	$51	$147
Federal income tax on net capital gains	2	60	23
Federal income tax incurred	$134	$111	$170
	Years Ended December 31,
(in millions)	2021	2020	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$531	$524	$7
Investments	2	1	1
Deferred acquisition costs	122	109	13
Fixed assets	5	5	-
Tax credit carryforward	-	1	(1)
Other (including items less than 5% of total ordinary tax assets)	4	8	(4)
Subtotal	664	648	16
Non-admitted	478	465	13
Admitted ordinary deferred tax assets	186	183	3
Capital:
Investments	95	114	(19)
Real estate	-	-	-
Subtotal	95	114	(19)
Statutory valuation allowance adjustment	-	-	-
Non-admitted	95	114	(19)
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	186	183	3
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	15	15	-
Policyholder reserves	40	51	(11)
Deferred tax liabilities	55	66	(11)
Net deferred tax assets	$131	$117	$14

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2021	2020	Change
Total adjusted deferred tax assets	$759	$762	$(3)

Total deferred tax liabilities	55	66	(11)
Net adjusted deferred tax assets	$704	$696	8

Tax effect of unrealized capital gains (losses)			42

Change in net deferred income tax			$50

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2021		December 31, 2020		December 31, 2019
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$66	21.0%	$76	21.0%	$89	21.0%
Change in valuation adjustment	-	-	-	-	(16)	(3.8)
Surplus adjustments	(2)	(0.5)	(5)	(1.3)	(3)	(0.7)
Prior year return true-ups and adjustments	(1)	(0.2)	(1)	(0.3)	-	-
Amortization of interest maintenance reserve	17	5.3	9	2.5	4	1.0
Change in non-admitted assets	4	1.3	(1)	(0.3)	(3)	(0.7)
Dividend received deduction	(1)	(0.3)	(1)	(0.3)	(2)	(0.4)

Other permanent adjustments	1	0.3	-	-	-	-

Statutory income tax expense	$84	26.9%	$77	21.3%	$69	16.4%

Federal income taxes incurred	$134	42.8%	$111	30.5%	$170	40.2%

Change in net deferred income taxes	(50)	(15.9)	(34)	(9.2)	(101)	(23.8)

Statutory income tax expense	$84	26.9%	$77	21.3%	$69	16.4%

At December 31, 2021, the Company’s foreign tax credits carry forward for 2020 through 2024 totaled less than $1 million.

At December 31, 2021, the Company had no operating loss carry forwards or capital loss carry forwards.

At December 31, 2021, the Company had less than $1 million of general business credit carry forwards.

At December 31, 2021, the Company had no charitable contribution carry forwards.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital

2019	$48

2020	72

2021	78

Total	$198

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $759 million and concluded that no valuation allowance was required at December 31, 2021. Similarly, the Company assessed its ability to realize DTAs of $762 million and concluded that no valuation allowance was required at December 31, 2020.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

Years Ended December 31,
(in millions)	2021	2020
Gross unrecognized tax benefits at beginning of year	$-	$-
Increases in tax position for prior years	-	-
Decreases in tax position for prior years	-	-

Gross unrecognized tax benefits at end of year	$-	$-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2021 and 2020, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were less than $1 million, for both years.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At both December 31, 2021 and 2020, the Company had accrued less than $1 million for the payment of interest (net of federal benefit) and penalties. In 2021, 2020 and 2019, the Company recognized an expense of less than $1 million, net of federal benefit, and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2021, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2011-2013 and engaging in the IRS Appeals process in regard to years 2007-2010. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2020 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2021.

The company had no alternative minimum tax credits at December 31, 2021.

The Company joins in the filing of a consolidated federal income tax return with AIG.

The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table lists those companies that form part of the 2021 AIG consolidated federal tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Assignment Company, LLC	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited
AH SLP 1094 San Lucas, LLC	AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC

AH SubGP 1098 Green Pines, LLC	AH SubGP 1158 Flat Iron, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC	AH SubGP 1384 Woodglen, LLC
AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC	AH SubGP 1535 Hunter’s Run, LLC
AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC	AH SubGP 1631 Broadway, LLC
AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC	AH SubGP 641 McKinney Apartments, LLC

AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC	AH SubGP 785 Mayfield, LLC
AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC	AH SubGP 929 Collinwood, LLC
AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC	AH SubGP MDL, LLC
AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC	AIG Assurance Company

AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.
AIG Commercial Real Estate Lending	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.	AIG Employee Services, Inc.

AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.	AIG Global Asset Management Holdings Corp.

AIG Global Capital Markets Securities, LLC	AIG Global Operations (Ireland) Limited	AIG Global Real Estate Investment Corp.	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS	AIG Home Protection Company, Inc.

AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.

AIG Life of Bermuda, Ltd.	AIG Markets, Inc.	AIG Matched Funding Corp.	AIG MEA Investments and Services, LLC	AIG Mortgage Capital, LLC
AIG North America, Inc.	AIG Partnership Holdings Corp.	AIG PC Global Services Inc.	AIG PC Global Services, Inc. United Kingdom	AIG Procurement Services, Inc.
AIG Property Casualty Company	AIG Property Casualty Europe Financing Ltd.	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.
AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management
AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company	AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)

AIG Travel Assist, Inc.	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company
AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC
AIGGRE Europe Real Estate Fund I	AIGGRE Europe Real Estate Fund I GP S.a r.l.	AIGGRE Europe Real Estate Fund II GP S.a.r.l	AIGGRE Market Street II LLC	AIGGRE U.S. LT Apartments Investor Lexington

AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC	AIGGRE U.S. Real Estate Fund III	AIGGRE U.S. Real Estate Fund IV Lexington

AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation

American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated	American General Life Insurance Co. - Insulat

American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company	American International Facilities Management

American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services

Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC

CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC

CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.

Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company

Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Life & Annuity Solutions, Inc.	GIG of Missouri, Inc.

GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.

Global Loss Prevention, Inc. [Canada]	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.

Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation	LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.

Lilac Heights LLC	Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited

MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance

National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.

Prairie SAHP Corp.	Rialto Melbourne Investor LLC	Risk Specialists Companies	SA Affordable Housing, LLC	SA SubGP 1000 Woodwind Lakes, LLC

SAAHP GP Corp.	SAFG Capital LLC	SAFG Markets, LLC	SAFG Retirement Services, Inc.	SAFG Technologies, LLC

SAHP GA III - SC LLC	Sandstone (2016) Ltd.	SCSP Corp.	Service Net Solutions of Florida, LLC	Service Net Warranty, LLC

SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.	Stratford Insurance Company

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company
SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC
SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC	SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets 83, LLC
SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.

The Insurance Company of the	The United State Life Insurance Company	The United States Life Insurance	The United States Life Insurance Company	The Variable Annuity Life - Insulated
The Variable Annuity Life - Non-Insulated	The Variable Annuity Life Insurance Company	Travel Guard Americas LLC Sucursal Mexico	Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]

Travel Guard Group, Inc.	Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company
Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.
Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2021, the Company exceeded RBC requirements that would require any regulatory action.

The Company is subject to New York State Business Corporation Law, which imposes restrictions on shareholder dividends. The maximum amount of dividends that can be paid by the Company without prior approval of the NYDFS in a calendar year is set forth in New York Insurance Law. With respect to 2022, the maximum amount of dividends that can be paid by us to the Parent without prior approval of the NYDFS is the lesser of: (1) 10 percent of the Company’s statutory surplus as regards policyholders as of the immediately preceding calendar year; or (2) statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. The maximum amount of dividends that can be paid to the Parent in the year 2022 without consent of the NYDFS is $202 million, which represents 10 percent of surplus as regards policyholders of the Company at December 31, 2021.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2021, 2020 and 2019:

Date	Type	Cash or Non-cash	Amount (in millions)

2021

March 15, 2021	Ordinary	Cash	$101

2020

March 27, 2020	Ordinary	Cash	$157

The Company paid no dividends to its Parent in 2019.

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2021	2020	2019

Defined benefit plans	$(1)	$(1)	$-

Total	$(1)	$(1)	$-

Defined Contribution Plan

AIG sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expenses associated with this plan were $3 million, $3 million and $4 million in 2021, 2020 and 2019, respectively.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Share-based and Deferred Compensation Plans

AIG sponsors Long Term Incentive Plans (“LTIP”) that provide for annual awards to certain employees, including senior executive officers and other highly compensated employees that may be a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”), or stock options.

The number of PSUs issued on the grant date (the target) provides the opportunity for the LTIP participant to receive shares of AIG Common Stock based on AIG achieving specified performance goals at the end of a three-year performance period. These performance goals are pre-established by AIG’s Compensation and Management Resources Committee for each annual grant and may differ from year to year. The actual number of PSUs earned can vary from zero to 200 percent of the target for the 2021, 2020 and 2019 awards, depending on AIG’s performance relative to a specified peer group and/or the outcome of pre-established financial goals, as applicable. RSUs and stock options are earned based on continued service by the participant.

Vesting occurs on January 1 of the year immediately following the end of the three-year performance period. For awards granted prior to 2017, vesting occurs in three equal installments beginning on January 1 of the year immediately following the end of a performance period and January 1 of each of the next two years. Recipients must be employed at each vesting date to be entitled to share delivery, except upon the occurrence of an accelerated vesting event, such as an involuntary termination without cause, disability, retirement eligibility or death during the vesting period.

LTI awards accrue dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs are subject to the same vesting terms and conditions as the underlying unit.

The Company receives an allocation from AIG for these expenses. The Company recognized compensation expenses of $3 million, $2 million and $3 million for the years ended December 31, 2021, 2020 and 2019, respectively, based on the value of AIG’s common stock on the date of grant of which all was recharged to related parties.

Modification of LTI Awards

During the third quarter of 2019, the Company added a modifier to the 2019 performance share units awarded to certain senior executives to cap payout at 100 percent of target if our total shareholder return for the three-year performance period is below peer median. The Company did not recognize any incremental compensation expense as a result of this modification. During the third quarter of 2020, the Company reduced the performance goals from three to two metrics for the 2018 LTI and 2019 LTI awards for certain PSU recipients.

19. DEBT

The Company is a member of the FHLB of New York.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity as of December 31, 2021 is $464 million.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate carrying value of stock held with FHLB of New York and the classification of the stock:

	December 31,
(in millions)	2021	2020

Membership stock - Class B	$8	$8

Activity stock	11	11

Total	$19	$19

Actual or estimated borrowing capacity as determined by the insurer	$704	$665

The Company did not hold any Class A or Excess Stock at December 31, 2021 or 2020.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2021		December 31, 2020

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Amount pledged	$363	$380	$518	$560

Maximum amount pledged during reporting period	$516	$557	$545	$565

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2021	2020

Amount outstanding	$240	$240

Maximum amount borrowed during reporting period	$241	$240

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2021 or 2020.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts

5-year fixed rate	February 25, 2020	$124

5-year fixed rate	April 5, 2019	42

5-year fixed rate	April 16, 2019	52

6-year fixed rate	July 15, 2019	23

20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $627 million and $576 million at December 31, 2021 and 2020, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

at December 31, 2021, $398 million are currently expected to expire in 2022 and the remainder by 2041, based on the expected life cycle of the related fund and the Company’s historical funding trends for such commitments.

At December 31, 2021 and 2020, the Company had $391 million and $107 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $100 million are expected to expire in 2022 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, future minimum rental commitments, and rental expense under operating leases are not material.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company had $2 million of accrued liability at both December 31, 2021 and 2020, for these guarantee fund assessments. The Company has recorded receivables of $1 million and $2 million at December 31, 2021 and 2020, respectively, for expected recoveries against the payment of future premium taxes.

During 2021 and 2020, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Standard of Care Development

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company’s activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the Internal Revenue Service (IRS) and the Pension Benefit Guaranty Corporation.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company’s businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company’s business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace. For further information regarding standard of care developments, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

21. RELATED PARTY TRANSACTIONS

Events Related to AIG

On October 26, 2020, AIG announced its intention to separate its Life and Retirement business from AIG. On November 2, 2021, AIG and Blackstone Inc. (“Blackstone”) completed the acquisition by Blackstone of a 9.9 percent equity stake in Corebridge for $2.2 billion in an all cash transaction, subject to adjustment if the final pro forma adjusted book value is greater or lesser than the target pro forma adjusted book value. As part of the separation, most of AIG’s investment operations were transferred to Corebridge or its subsidiaries as of December 31, 2021, and AIG entered into a long-term asset management relationship with Blackstone to manage an initial $50 billion of our existing investment portfolio beginning in the fourth quarter of 2021, with that amount increasing by increments of $8.5 billion per year for five years beginning in the fourth quarter of 2022, for an aggregate of $92.5 billion. In addition, Blackstone designated one member of the Board of Directors of Corebridge, which consists of 13 directors. Pursuant to the definitive agreement, Blackstone will be required to hold its ownership interest in Corebridge following the completion of the separation of the Life and Retirement business, subject to exceptions permitting Blackstone to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the initial public offering of Corebridge (the “IPO”), with the transfer restrictions terminating in full on the fifth anniversary of the IPO.

On November 1, 2021, Corebridge declared a dividend payable to AIG in the amount of $8.3 billion. In connection with such dividend, Corebridge issued a promissory note to AIG in the amount of $8.3 billion, which will be required to be paid to AIG prior to the initial public offering of Corebridge.

On December 15, 2021, AIG and Blackstone Real Estate Income Trust (BREIT), a long-term, perpetual capital vehicle affiliated with Blackstone, completed the acquisition by BREIT of AIG’s interests in a U.S. affordable housing portfolio for $4.9 billion, in an all cash transaction.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

COVID-19

The COVID-19 pandemic is still evolving, but it has caused significant societal disruption and created adverse economic impacts relevant to our business, such as a mortality increase as compared to pricing expectations, volatility in the capital markets, disruptions in the labor market, supply chain disruption, and most recently, an inflationary environment.

We cannot estimate the ultimate impact of the COVID-19 pandemic on our business, results of operations, financial condition and liquidity. We also cannot, at this time, estimate the full extent to which the pandemic has caused and may continue to cause certain risks to our business, including those discussed herein, to be heightened or realized.

For further information regarding the impact of COVID-19 on AIG and its businesses, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

Affiliate Transactions

During the year ended December 31, 2021, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the NYDFS.

On June 2, 2020, in connection with AIG’s completion of the sale of a majority of the interests in Fortitude Group Holdings, LLC, the Company executed an Amended and Restated Modified Coinsurance Agreement (the “Amended and Restated Modco”) with Fortitude Reinsurance Company, Ltd. (“Fortitude”) with an effective date of June 1, 2020. Fortitude is a wholly owned subsidiary of Fortitude Group Holdings, LLC. The Amended and Restated Modco amends and restates the Modified Coinsurance Agreement previously executed by the Company with Fortitude in February 2018. Following AIG’s completion of the aforementioned sale, Fortitude is no longer an affiliate of the Company.

In June 2020, the Company received a pass-through Capital Contribution from AGC Life in the amount of $135 million in connection with AIG’s sale of a majority of the interests in Fortitude Group Holdings, LLC (Fortitude Holdings) to Carlyle FRL, L.P.

At December 31, 2021, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $21.9 million, $16.4 million, $22.6 million, $7.3 million and $33.8 million, respectively.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $22.7 million, $18.6 million, $22.3 million, $8 million and $40.8 million, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S. Fund III, Europe Fund I and Europe Fund II were approximately $23.5 million, $20.9 million, $72.7 million, $7.3 million and $42.8 million, respectively.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG, in which the Company and each such affiliate can borrow monies from AIG subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.

At December 31, 2021, the Company did not have any amounts outstanding under the facility.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities at December 31, 2021:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing

AIG Life Holdings, Ltd.	$7	$-	$7	Not Applicable

AIGGRE Europe Real Estate Fund I S.C.SP	4	-	4	Not Applicable

AIGGRE Europe Real Estate Fund II LR Feeder, LLC	23	-	23	Not Applicable

AIGGRE U.S. Real Estate Fund I, LP	21	-	21	Not Applicable

AIGGRE U.S. Real Estate Fund II, LP	39	-	39	Not Applicable

AIGGRE U.S. Real Estate Fund III, LP	39	-	39	Not Applicable

AIGGRE U.S. Real Estate Fund IV, LP	25	-	25	Not Applicable

Total	$158	$-	$158

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Capital Management Corporation, in the amount of $97 million and $157 million at December 31, 2021 and 2020, respectively. These funds were reclassified in 2020 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG and certain affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $103 million, $112 million and $123 million under such agreements for the years ended December 31, 2021, 2020 and 2019, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $23 million, $22 million and $19 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant. In addition, the Company had liabilities for structured settlement transactions where the affiliated property and casualty insurers were no longer contingently liable for the payments to the claimant.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

22. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2021 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

12669EQ41	$625	$616	$9	$616	$972	03/31/2021

32051GJ55	1,324	1,318	6	1,318	1,315	03/31/2021

693675BQ2	1,258	1,245	13	1,245	1,194	03/31/2021

693675BR0	722	720	2	720	681	03/31/2021

86358EE69	3,333	2,982	351	2,982	3,223	03/31/2021

939336D26	40	11	29	11	5	03/31/2021

Quarterly Total	$7,302	$6,892	$410	$6,892	$7,390

000780ND4	$260	$75	$185	$75	$160	06/30/2021

3622MSAA0	282	266	16	266	231	06/30/2021

863579B64	2,387	2,166	221	2,166	2,165	06/30/2021

92922FFC7	178	163	15	163	-	06/30/2021

Quarterly Total	$3,107	$2,670	$437	$2,670	$2,556

94984NAA0	$142	$118	$24	$118	$125	12/31/2021

Quarterly Total	$142	$118	$24	$118	$125

		Year-end total	$871

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 22, 2022, the date the financial statements were issued.

Following receipt of all regulatory approvals and the satisfaction of other conditions, effective as of January 1, 2022, AIG Life Holdings Inc., sold to an affiliate of Fortitude Re all of the outstanding capital stock of Fortitude Life & Annuity Solutions, Inc. (“FLAS”), a licensed third party administrator. Concurrent with the closing of the sale, the Company and its affiliate, American General Life Insurance Company, each entered into an administrative services agreement and a third party administration agreement with FLAS pursuant to which each company transferred administration to FLAS of its life and annuity businesses ceded to Fortitude Re and certain of its other life policies and annuity contracts.

On March 28th, 2022, AIG announced a strategic partnership with BlackRock, Inc. (“BlackRock”), through which BlackRock will manage a significant portion of fixed income and other assets in the AIG and Life & Retirement investment portfolios. The arrangements contemplate BlackRock managing up to $60 billion of the global AIG investment portfolio and up to $90 billion of the Life & Retirement investment portfolio. Additionally, BlackRock’s Aladdin platform will provide investment management technology for both AIG and Life & Retirement.

The Company paid an ordinary cash dividend of $200 million to AGC Life on March 28, 2022.

On March 29, 2022, AIG issued a press release announcing that its majority-owned subsidiary, Corebridge Financial, Inc., intends to commence a private offering of senior unsecured notes (the “Notes”) in connection with the previously announced separation of AIG’s Life and Retirement business. The Notes will be offered in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Supplemental Information

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2021
Investment income earned:
Government bonds	$10
Other bonds (unaffiliated)	870
Common stocks (unaffiliated)	1
Cash and short-term investments	4
Mortgage loans	140
Contract loans	9
Other invested assets	121
Derivative instruments	42
Gross investment income	$1,197

Mortgage loans - book value:
Commercial mortgages	$3,057
Residential mortgages	97
Mezzanine loans	66
Total mortgage loans	$3,220

Mortgage loans by standing - book value:
Good standing	$3,159
Good standing with restructured terms	61
Total mortgage loans	$3,220

Partnerships - statement value	$1,805

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Common stocks	$7

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$1,167
Over 1 year through 5 years	4,603
Over 5 years through 10 years	4,878
Over 10 years through 20 years	2,789
Over 20 years	6,483
Total maturity	$19,920

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$10,697
Class 2	7,707
Class 3	776
Class 4	509
Class 5	125
Class 6	106
Total by class	$19,920

Total bonds, short-term and cash equivalent bond investments publicly traded	$11,443
Total bonds, short-term and cash equivalent bond investments privately placed	8,477

Preferred stocks - statement value	$9
Common stocks - market value	26
Short-term investments - book value	43
Cash equivalents - book value	165
Options, caps and floors owned - statement value	64
Collar, swap and forward agreements open - statement value	62
Futures contracts open - current value	1
Cash on deposit	(30)

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2021
Life insurance in-force:
Ordinary	$75,107
Credit	23
Group	865

Amount of accidental death insurance in-force under ordinary policies	218

Life insurance policies with disability provisions in-force:
Ordinary	4,328
Group life	15

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	68
Income payable	26

Ordinary - involving life contingencies:
Amount on deposit	28
Income payable	16

Group - not involving life contingencies:
Amount on deposit	4
Income payable	4

Annuities:
Ordinary:
Immediate - amount of income payable	$232
Deferred, fully paid - account balance	7,207
Deferred, not fully paid - account balance	8,751

Group:
Amount of income payable	123
Fully paid - account balance	1,145
Not fully paid - account balance	488

Accident and health insurance - premiums in-force:
Other	$1
Group	23
Credit	-

Deposit funds and dividend accumulations:
Deposit funds - account balance	$244
Dividend accumulations - account balance	17

Claim payments in 2021:
Group accident & health:
2021	$2,148
2020	15,453
2019	12,375
2018	10,120
2017	35,637
Prior	519,720

Other accident & health:
2021	(1,582)
2020	(755)
2019	(279)
2018	804
2017	(134)
Prior	2,465

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2021

(in millions)

1. The Company’s total admitted assets as of December 31, 2021 are $32.3 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2021 are $26.1 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Senior Direct Lending Program LLC	Bonds	$551	2.10%
b.	AIG Home Loan	OIA	251	1.00
c.	AIG Global Real Estate Investment Corp	OIA	226	0.90
d.	Carlyle Group	OIA	165	0.60
e.	Amazon.com, Inc.	Bonds	144	0.50
f.	Raytheon Technologies Corp	Bonds	140	0.50
g.	Bristol-Myers Squibb Company	Bonds	134	0.50
h.	KPMG LLP	Bonds	129	0.50
i.	Comcast Corporation	Bonds	124	0.50
j.	Duke Energy Corporation	Bonds	114	0.40

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks

NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets

NAIC - 1	$10,697	40.90%	P/RP - 1	$6	-%

NAIC - 2	7,708	29.50	P/RP - 2	-	-

NAIC - 3	776	3.00	P/RP - 3	1	-

NAIC - 4	509	1.90	P/RP - 4	-	-

NAIC - 5	125	0.50	P/RP - 5	2	-

NAIC - 6	106	0.40	P/RP - 6	-	-

4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$4,576	17.50%
b.	Foreign currency denominated investments	1,227	4.70
c.	Insurance liabilities denominated in that same foreign currency	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$3,903	14.90%
b.	Countries rated NAIC - 2	592	2.30
c.	Countries rated NAIC - 3 or below	81	0.30

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$865	3.30%
	Country 2: Cayman Islands	568	2.20
b.	Countries rated NAIC - 2
	Country 1: Mexico	153	0.60
	Country 2: Panama	116	0.40
c.	Countries rated NAIC - 3 or below
	Country 1: Colombia	19	0.10
	Country 2: Dominican Republic	9	-

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets

Aggregate unhedged foreign currency exposure	$1,227	4.70%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$1,227	4.70%
b.	Countries rated NAIC - 2	-	-
c.	Countries rated NAIC - 3 or below	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$506	1.90%
	Country 2: Ireland	259	1.00
b.	Countries rated NAIC - 2
	Country 1:	-	-
	Country 2:	-	-
c.	Countries rated NAIC - 3 or below
	Country 1:	-	-
	Country 2:	-	-

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	TotalEnergies SE	NAIC 1 & 2 - Bonds	$75	0.30%
b.	Challenger	OTHER OIA	65	0.20
c.	5555221 X8 - Term Loan	MORTGAGE LOAN	65	0.20
d.	5555207 Bailey 2	MORTGAGE LOAN	61	0.20
e.	5555143 Project Chapter	MORTGAGE LOAN	61	0.20
f.	Suzano S.A.	NAIC 2 - Bonds	60	0.20
g.	Royal Dutch Shell plc	NAIC 1 - Bonds	58	0.20
h.	5555189 Century-Fixed	MORTGAGE LOAN	57	0.20
i.	InSight Venture Partners	OTHER INVESTED ASSETS	55	0.20
j.	Cooperatieve Rabobank U.A.	NAIC 1 & 2 - Bonds	55	0.20

11. Assets held in Canadian investments and un-hedged Canadian currency are less than 2.5 percent of the Company’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	AIG Home Loan	$251	1.00%
b.	AIG Global Real Estate Investment Corp	220	0.80
c.	Carlyle Group	165	0.60
d.	Challenger	65	0.20
e.	InSight Venture Partners	55	0.20
f.	American Securities Capital Partners L.P.	46	0.20
g.	GENERAL ATLANTIC	42	0.20
h.	MASS MUTUAL LIFE INS CO	42	0.20
i.	TorQuest	41	0.20
j.	Waud Capital Partners LLC	39	0.10

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$643	2.50%

Largest three investments held in nonaffiliated, privately placed equities:
a.	AIG Home Loan 4 LLC	$251	1.00
b.	Challenger	65	0.20
c.	Carlyle Alternative Opportunities Fund L.P.	59	0.20

Ten largest fund managers:
Fund Manager		Total Invested	Diversified	Non- diversified
a.	AIG Home Loan	$251	$251	$-
b.	AIG Global Real Estate Investment Corp	226	-	226
c.	Carlyle Group	165	165	-
d.	Challenger	65	-	65
e.	InSight Venture Partners	55	55	-
f.	American Securities Capital Partners L.P.	46	46	-
g.	GENERAL ATLANTIC	42	42	-
h.	MASS MUTUAL LIFE INS CO	42	42	-
i.	TorQuest	41	41	-
j.	Waud Capital Partners LLC	39	39	-

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002615, HI	$85	0.30%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002683, NY	69	0.30
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555221, ESP	65	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	63	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002157, NY	63	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555207, GBR	61	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	61	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002541, IN	60	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555189, NLD	57	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002508, CA	52	0.20

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$152	0.60%
b.	Mortgage loans over 90 days past due	-	-
c.	Mortgage loans in the process of foreclosure	-	-
d.	Mortgage loans foreclosed	-	-
e.	Restructured mortgage loans	10	-

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets

a.	above 95%	$-	-%	$23	0.10%	$-	-%

b.	91% to 95%	-	-	-	-	-	-

c.	81% to 90%	2	-	40	0.20	-	-

d.	71% to 80%	15	0.10	228	0.90	-	-

e.	below 70%	79	0.30	2,802	10.70	-	-

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Securities lending (do not include assets
	held as collateral for such transactions)	$214	0.80%	$530	$424	$377
b.	Repurchase agreements	78	0.30	85	84	82
c.	Reverse repurchase agreements	-	-	-	-	-
d.	Dollar repurchase agreements	-	-	-	-	-
e.	Dollar reverse repurchase agreements	-	-	-	-	-

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	Hedging	$ -	-%	$ -	- %
b.	Income generation	-	-	-	-
c.	Other	-	-	-	-

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter

		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$ 48	0.20%	$ 48	$ 45	$ 46
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter

		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$29	0.10%	$32	$36	$28
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2021

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$291	1.1%	$291	$-	$291	1.1%
All other governments	752	2.9	752	-	752	2.9
U.S. states, territories and possessions, etc. guaranteed	106	0.4	106	-	106	0.4
U.S. political subdivisions of states, territories, and possessions, guaranteed	44	0.2	44	-	44	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,151	4.5	1,151	-	1,151	4.5
Industrial and miscellaneous	17,136	66.8	17,136	-	17,136	66.8
Hybrid securities	75	0.3	75	-	75	0.3
Parent, subsidiaries and affiliates	-	-	-	-	-	-
SVO identified funds	-	-	-	-	-	-
Unaffiliated Bank loans	308	1.2	308	-	308	1.2
Total long-term bonds	19,863	77.4	19,863	-	19,863	77.4
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	9	-	9	-	9	-
Parent, subsidiaries and affiliates	-	-	-	-	-	-
Total preferred stocks	9	-	9	-	9	-
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	-	-	-	-	-	-
Industrial and miscellaneous Other (Unaffiliated)	19	0.1	19	-	19	0.1
Parent, subsidiaries and affiliates Publicly traded	-	-	-	-	-	-
Parent, subsidiaries and affiliates Other	7	-	7	-	7	-
Total common stocks	26	0.1	26	-	26	0.1
Mortgage loans:
Farm mortgages	-	-	-	-	-	-
Residential mortgages	97	0.4	97	-	97	0.4
Commercial mortgages	3,057	11.9	3,057	-	3,057	11.9
Mezzanine real estate loans	66	0.3	66	-	66	0.3
Total valuation allowance	(31)	(0.1)	(31)	-	(31)	(0.1)
Total mortgage loans	3,189	12.5	3,189	-	3,189	12.5
Real estate:
Properties occupied by company	-	-	-	-	-	-
Properties held for production of income	-	-	-	-	-	-
Properties held for sale	-	-	-	-	-	-
Total real estate	-	-	-	-	-	-
Cash, cash equivalents and short-term investments:
Cash	(30)	(0.1)	(30)	200	170	0.7
Cash equivalents	164	0.6	164	58	222	0.9
Short-term investments	43	0.2	43	-	43	0.2
Total cash, cash equivalents and short-term investments	177	0.7	177	258	435	1.8
Contract loans	147	0.6	147	-	147	0.6
Derivatives	127	0.5	127	-	127	0.5
Other invested assets	1,808	7.1	1,805	-	1,805	7.0
Receivables for securities	6	-	6	-	6	-
Securities Lending	258	1.0	258	XXX	XXX	XXX
Other invested assets	29	0.1	29	-	29	0.1
Total invested assets	$25,639	100.0%	$25,636	$258	$25,636	100.0%

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: ________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: ________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more features which may result in delays in payment in form of in fact:

(a)	Provisions that permit the reporting of losses to be made less frequent than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4. Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of Contract	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance - new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		Yes [ ] No [ ] N/A [ X ]

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2021

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(e)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(f) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

National Union Fire Insurance Company of Pittsburgh, Pa.

An AIG Company

NAIC Code: 19445

Statutory Basis Financial Statements

As of December 31, 2021 and 2020

and for the years ended December 31, 2021, 2020 and 2019

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

Statutory Basis Financial Statements

As of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

To the Board of Directors of National Union Fire Insurance Company of Pittsburgh, Pa.:

Opinions

We have audited the accompanying statutory basis financial statements of National Union Fire Insurance Company of Pittsburgh, Pa. (the “Company”), which comprise the statements of admitted assets, and of liabilities, capital and surplus as of December 31, 2021 and 2020, and the related statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and changes in capital and surplus, and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations and changes in capital and surplus, or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 25, 2022

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Admitted Assets

	December 31,	December 31,

	2021	2020

Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2021 - $12,052; 2020 - $12,793)	$11,760	$12,218
Common stocks, at carrying value (cost: 2021 - $198; 2020 - $372)	201	488
Preferred stocks, primarily at fair value (cost: 2021 - $1; 2020 - $0)	1	-
Other invested assets (cost: 2021 - $1,491; 2020 - $1,361)	2,058	1,806
Mortgage loans	3,180	3,192
Derivative instruments	33	-
Short-term investments, at amortized cost (approximates fair value)	113	113
Cash and cash equivalents	616	361
Receivable for securities sold	66	17
Total cash and invested assets	$18,028	$18,195

Investment income due and accrued	$110	$161
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,177	1,085
Premiums and installments booked but deferred and not yet due	149	140
Accrued retrospective premiums	355	435
High deductible recoverable on paid losses	37	40
Reinsurance recoverable on paid losses	646	601
Funds held by or deposited with reinsurers	297	261
Net deferred tax assets	558	622
Receivables from parent, subsidiaries and affiliates	387	411
Other assets	187	296
Allowance for uncollectible accounts	(39)	(40)
Total admitted assets	$21,892	$22,207

See Notes to Statutory Basis Financial Statements

5	STATEMENTS OF ADMITTED ASSETS – As of December 31, 2021 and 2020

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions, Except Par Value Per Share Information)

Statements of Liabilities, Capital and Surplus

	December 31,	December 31,

	2021	2020

Liabilities
Reserves for losses and loss adjustment expenses	$8,924	$8,955
Unearned premium reserves	2,782	2,720
Commissions, premium taxes, and other expenses payable	123	119
Reinsurance payable on paid loss and loss adjustment expenses	332	816
Current federal and foreign taxes payable to parent	31	18
Funds held by company under reinsurance treaties	1,707	1,832
Provision for reinsurance	16	16
Ceded reinsurance premiums payable, net of ceding commissions	631	465
Collateral deposit liability	437	277
Payable for securities purchased	40	46
Payable to parent, subsidiaries and affiliates	757	809
Derivative instruments	-	1
Other liabilities	456	404
Total liabilities	$16,236	$16,478

Capital and Surplus
Common capital stock, $5 par value, 1,000,000 shares authorized, 895,750 shares issued and outstanding	$4	$4
Capital in excess of par value	3,910	4,810
Unassigned surplus	1,065	108
Special surplus funds from reinsurance	677	807
Total capital and surplus	5,656	5,729
Total liabilities, capital and surplus	$21,892	$22,207

See Notes to Statutory Basis Financial Statements

6	STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2021 and 2020

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,

	2021	2020	2019
Statements of Operations
Underwriting income:
Premiums earned	$4,467	$4,816	$5,339
Underwriting deductions:
Losses incurred	2,760	3,357	3,066
Loss adjustment expenses	213	369	812
Other underwriting expenses	1,583	1,542	1,898
Total underwriting deductions	4,556	5,268	5,776

Net underwriting loss	(89)	(452)	(437)
Investment gain:
Net investment income earned	731	612	740
Net realized capital gains (net of capital gains tax expense: 2021 - $14; 2020 - $19; 2019 - $32)	256	215	159
Net investment gain	987	827	899
Net loss from agents’ or premium balances charged-off	1	(2)	-
Other expense	(80)	(113)	(93)
Income after capital gains taxes and before federal income taxes	819	260	369
Federal and foreign income tax expense (benefit)	4	(10)	(21)
Net Income	$815	$270	$390
Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year	$5,729	$5,846	$5,519
Adjustment to beginning surplus (Note 2)	(3)	-	(7)
Capital and surplus, as of January 1,	5,726	5,846	5,512
Cumulative effect of changes in accounting principles	-	-	(26)
Other changes in capital and surplus:
Net income	815	270	390
Change in net unrealized capital (losses) gains (net of capital gains tax (benefit) expense: 2021 -$11; 2020 - $(2); 2019 - $17)	(93)	88	250
Change in net deferred income tax	(126)	(80)	(53)
Change in nonadmitted assets	85	9	69
Change in provision for reinsurance	-	-	3
Capital contribution	-	245	-
Return of capital	(900)	(700)	(220)
Change in ceded mortgage guaranty contingency reserve	12	184	-
Foreign exchange translation	149	(112)	(53)
Change in assumed mortgage guaranty contingency reserve	(12)	(21)	(26)
Total changes in capital and surplus	(70)	(117)	334
Capital and Surplus, as of December 31,	$5,656	$5,729	$5,846

See Notes to Statutory Basis Financial Statements

7	STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2021, 2020 and 2019

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,

	2021	2020	2019
Cash from Operations:
Premiums collected, net of reinsurance	$4,649	$4,828	$5,032
Net investment income	774	592	747
Miscellaneous income (expense)	13	(7)	13
Sub-total	5,436	5,413	5,792
Benefit and loss related payments	2,890	3,952	4,228
Commission and other expense paid	1,942	2,135	2,510
Federal and foreign income taxes (receipts) payments	(7)	11	(2)
Net cash provided from (used in) operations	611	(685)	(944)
Cash from Investments:
Proceeds from investments sold, matured, or repaid:
Bonds	4,954	3,466	3,034
Stocks	-	1	234
Mortgage loans	657	476	579
Other investments	1,125	1,116	1,041
Total proceeds from investments sold, matured, or repaid	6,736	5,059	4,888
Cost of investments acquired:
Bonds	6,094	3,089	2,283
Stocks	94	46	30
Mortgage loans	659	262	387
Other investments	715	567	823
Total cost of investments acquired	7,562	3,964	3,523
Net cash (used in) provided from investing activities	(826)	1,095	1,365
Cash from Financing and Miscellaneous Sources:
Capital contributions	-	245	-
Return of capital	(2)	(198)	(220)
Intercompany receipts (payments)	94	(175)	258
Net deposit activity on deposit-type contracts and other insurance	(11)	(2)	(1)
Collateral deposit liability receipts (payments)	160	1	(93)
Other receipts (payments)	229	(103)	(83)
Net cash provided from (used in) financing and miscellaneous activities	470	(232)	(139)
Net change in cash, cash equivalents and short-term investments	255	178	282
Cash, cash equivalents and short-term investments
Beginning of year	474	296	14
End of year	$729	$474	$296

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

8	STATEMENTS OF CASH FLOW – for the years ended December 31, 2021, 2020 and 2019

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

National Union Fire Insurance Company of Pittsburgh, Pa. (“the Company” or “National Union”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is a lead company of an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below, collectively named the Combined Pool. Effective January 1, 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies (the “2021 Repooling transaction”). The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile are as follows:

		Pool Participation	Pool Participation

	NAIC	Percentage as of	Percentage as of	State of

Company	Company	January 1, 2021	December 31, 2020	Domicile
National Union *	19445	35%	35%	Pennsylvania
American Home	19380	32%	35%	New York
Lexington	19437	30%	30%	Delaware
C&I	19410	3%	0%	New York
APCC	19402	0%	0%	Illinois
ISOP	19429	0%	0%	Illinois
New Hampshire	23841	0%	0%	Illinois
Specialty	26883	0%	0%	Illinois
Assurance	40258	0%	0%	Illinois
Granite	23809	0%	0%	Illinois
Illinois National	23817	0%	0%	Illinois
AIU	19399	0%	0%	New York

* Lead Company of the Combined Pool

As shown in the table above, the Company’s participation in the pool remained the same. As such, the change in the Combined Pooling Agreement has no effect on the Company’s reported assets, liabilities, surplus, operations or cash flow.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations.

9	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus for the year ending December 31:

2021

Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/Produced By
Glatfelter Underwriting Services, Inc.	23-2643776	n/a	Liability	C, CA, B, P, U	$470
183 Leader Heights Road York PA 17405
Total					$470

*Authority Codes Sample Listing:

C - Claims Payment

CA - Claims Adjustment

B - Binding Authority

P - Premium Collection

U - Underwriting

2020

Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/Produced By
Glatfelter Underwriting Services, Inc.	23-2643776	n/a	Liability	C, CA, B, P, U	$431
183 Leader Heights Road York PA 17405
Total					$431

*Authority Codes Sample Listing:

C - Claims Payment

CA - Claims Adjustment

B - Binding Authority

P - Premium Collection

U - Underwriting

There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2019.

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State/Location	2021	2020	2019
California	$758	$597	$652
New York	494	467	405
Texas	535	410	430
Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. operations, its Guam and Saipan branch operations, and its participation in the American International Overseas Association (the “Association”).

10	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The Company’s financial information as of and for the years ended December 31, 2021, 2020 and 2019 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

PA SAP recognizes only statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (“PA DOI”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the PA DOI. The Commissioner of the PA DOI (“the Commissioner”) has the right to permit other specific practices that differ from prescribed practices.

PA SAP has prescribed the practice of discounting workers’ compensation known case and incurred but not reported (“IBNR”) loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

PA SAP has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. The permitted practice also allowed the Company to reflect the consideration as paid losses rather than a reduction in premiums earned. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession. For more information, see Note 7.

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the PA DOI’s risk based capital (“RBC”) and surplus requirements for the 2021, 2020 and 2019 reporting periods.

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

December 31,	SSAP #	FS Ref	2021	2020	2019
Net income, PA SAP			$815	$270	$390
State prescribed or permitted practices - addition (charge):
Change in non-tabular discounting	65	(a)	(60)	40	110
Adverse Development Cover	62R	(a)	-	-	-
Net income (loss), NAIC SAP			755	310	500
Statutory surplus, PA SAP			5,656	5,729	5,846
State prescribed or permitted practices - addition (charge):
Non-tabular discounting	65	(a)	(234)	(174)	(214)
Credits for collection risk on certain asbestos reinsurance recoveries	62R	(b)	(51)	(43)	(54)
Adverse Development Cover	62R	(c)	(671)	(801)	(712)
Statutory surplus, NAIC SAP			$4,700	$4,711	$4,866

(a) Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b) Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

(c) Impacts Special surplus funds from reinsurance within the Statements of Liabilities, Capital and Surplus. Although the application of prospective reinsurance treatment to the ADC results in no overall change to surplus, the permitted practice applied results in any gain being restricted and reported in segregated surplus and does not form part of the Company’s Unassigned surplus.

11	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with PA SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

●	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
●	Legal contingencies;
●	Other than temporary impairment (“OTTI”) losses on investments;
●

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets, and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

●

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment

Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.	Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.	Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.

Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance recoverable.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.

Retroactive reinsurance contracts	Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.	Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.

Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.

12	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment

Investments in Limited Partnerships, Hedge Funds and Private Equity Interests

Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (eg: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded as equity investment fair valued through net investment income. Similar equity investment in investment companies (eg: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)

Subsidiaries are not consolidated.

The equity investment in SCAs are accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors.

Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated.

Investments in SCAs where the holding entity exercises significant influence (generally ownership of>3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included within operating income.

Other-than-temporary impairments	Bonds, other than loan-backed and structured securities, which are considered to be other-than-temporarily impaired, are written down to fair value with a realized loss recognized in the Statements of Operations.	The non-credit portion of impairments relating to debt securities that the entity does not intend to sell and for which it is not more likely than not that the entity will be required to sell before anticipated recovery is recorded in other comprehensive income.

Derivatives	Embedded derivatives are not separated from the host contract and not accounted for separately as derivative instruments.	Contracts may include embedded derivatives that are bifurcated from the host contracts and accounted for separately at fair value.

Statement of Cash Flows	Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.	The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).

13	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment

Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments

(applied to certain assets including goodwill, furniture and equipment, deferred taxes in excess of limitations, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

	Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.	All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as advance premiums, reported as a liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2021, 2020 and 2019 were as follows:

Years ended December 31,	2021	2020	2019
Net written premiums subject to retrospectively rated contracts	$53	$67	$91
Percentage of total net written premiums	1.2%	1.5%	1.8%

14	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2021 and 2020, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $355 and $435, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $40 and $36 as of December 31, 2021 and 2020, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $4 and $6 as of December 31, 2021 and 2020, respectively.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

The following tables show the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business, as of December 31, 2021 and 2020.

December 31, 2021	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$521	$521	$6	$527
General Liabilities	548	548	5	553
Workers Compensation	3,216	3,216	30	3,246
Total	$4,285	$4,285	$41	$4,326

As of December 31, 2021, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $141 and $2,911, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2021 were $1,273, or 29% of the total high deductible. Additionally, as of December 31, 2021, the Company had recoverables on paid claims greater than 90 days overdue of $22, of which $4 have been nonadmitted.

December 31, 2020	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$485	$485	$7	$492
General Liabilities	550	550	6	556
Workers Compensation	3,353	3,353	32	3,385
Total	$4,388	$4,388	$45	$4,433

As of December 31, 2020, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $150 and $3,094, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2020 were $1,188, or 27% of the total high deductible. Additionally, as of December 31, 2020, the Company had recoverables on paid claims greater than 90 days overdue of $15, of which $4 have been nonadmitted.

15	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2021 and 2020.

Counterparty*	Unsecured High Deductible Amounts

December 31,	2021	2020
Counterparty 1	$216	$155
Counterparty 2	143	100
Counterparty 3	89	53
Counterparty 4	52	50
Counterparty 5	41	50
Counterparty 6	30	47
Counterparty 7	26	40
Counterparty 8	25	39
Counterparty 9	23	34
Counterparty 10	18	25

*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other income (expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability are established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2021 and 2020, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

16	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty.

Reserves for Losses, and Loss Adjustment Expenses

Reserves for case IBNR and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with the PA DOI statutes; see Note 5 for further details.

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2021 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2021 and 2020 were $1,233 and $1,264, respectively.

As of December 31, 2021, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in Pennsylvania	Statement Value
The United States Life Insurance Company in the City of New York	New York	Yes	$791
American General Life Insurance Company of Delaware	Delaware	Yes	241
American General Life Insurance Company	Texas	Yes	151

17	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

●

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

●

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

●

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

●

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

●

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

●	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

18	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income as well as amortization of premiums, discounts, and deferred fees and recorded as earned in investment income in the Statement of Operations.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as unrealized gains (losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

19	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered for OTTI if it meets any of the following criteria:

●	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
●	Fundamental credit risk of the issuer exists; and/or
●	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

●	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
●

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

●

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

●	If there are other factors precluding a full recovery of the investment.

20	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered for OTTI. OTTI factors that are periodically considered include:

●	If an order of liquidation or other fundamental credit issues with the partnership exists;
●	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
●	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
●	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2021, 2020 and 2019 of $4, $5 and $7, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 200 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2018, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different.

The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

●

The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability, and;

●

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

21	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

2021 Changes

In 2021, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

In 2021, the Company changed its method of accounting from insurance to deposit accounting with respect to a specific insurance program. As a result of the change in accounting, any previously established reserves associated with the program were reversed resulting in favorable development and a new deposit liability was established. However, whether accounted for as insurance or deposit, there is no net impact to the Company’s net income, surplus, total assets and total liabilities given the underlying nature and structure of the program. The Company assessed the impact of the change in accounting on prior years and has concluded that the cumulative effect of the change had no net effect on net income or surplus. Refer to Note 5 for additional details around prior year development.

2020 Changes

In 2020, there were no significant changes or modifications in the SSAP.

2019 Changes

In 2019, the Company revised its accounting policy of investments in hedge funds accounted for as equity method investments. These investments will no longer be accounted for using a one month lag. The cumulative impact on the Company’s surplus as of December 31, 2018 was a decrease of $26 and is reflected as a Cumulative effect of changes in accounting principles within surplus.

In 2019, there were no significant changes or modifications in the SSAP.

B.	Adjustments to Surplus

During 2021, 2020 and 2019 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $(3), $0 and $(7), respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2021, 2020 and 2019 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2021 corrections would have no change to the 2020 and 2019 pre-tax income. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2021, 2020 and 2019 is presented in the following tables:

22	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

2021 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2020	$5,729	$22,207	$16,478
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	(3)	1	4
Total adjustments to beginning Capital and Surplus	(3)	1	4
Balance at January 1, 2021, as adjusted	$5,726	$22,208	$16,482

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The increase in the tax assets and liabilities is primarily the result of corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities.

2020 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2019	$5,846	$23,089	$17,243
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	-	-	-
Total adjustments to beginning Capital and Surplus	-	-	-
Balance at January 1, 2020, as adjusted	$5,846	$23,089	$17,243

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

2019 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2018	$5,519	$24,191	$18,672
Adjustments to beginning Capital and Surplus:
Liability corrections	8	-	(8)
Income tax corrections	(15)	(15)	-
Total adjustments to beginning Capital and Surplus	(7)	(15)	(8)
Balance at January 1, 2019, as adjusted	$5,512	$24,176	$18,664

An explanation for each of the adjustments for prior period corrections is described below:

Liability corrections – The decrease in total liabilities is primarily the result of a) premium overstatement and b) foreign exchange translation correction on Japan Yen business.

Income tax corrections – The decrease in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

23	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2021 and 2020 are outlined in the tables below:

December 31, 2021	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$473	$11	$(1)	$483
All other governments	792	23	(8)	807
States, territories and possessions	321	25	-	346
Political subdivisions of states, territories and possessions	403	21	-	424
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,437	115	(9)	2,543
Parent, subsidiaries, and affiliates	381	-	-	381
Industrial and miscellaneous	6,953	160	(45)	7,068
Total	$11,760	$355	$(63)	$12,052

December 31, 2020	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$92	$16	$-	$108
All other governments	709	55	-	764
States, territories and possessions	406	38	-	444
Political subdivisions of states, territories and possessions	493	33	-	526
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,145	173	(1)	2,317
Parent, subsidiaries, and affiliates	944	2	-	946
Industrial and miscellaneous	7,430	283	(24)	7,689
Total	$12,218	$600	$(25)	$12,793

The carrying values and fair values of bonds at December 31, 2021, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2021	Carrying Value	Fair Value
Due in one year or less	$701	$706
Due after one year through five years	2,860	2,906
Due after five years through ten years	2,219	2,261
Due after ten years	2,639	2,793
Structured securities	3,454	3,500
Total	$11,873	$12,166

24	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2021 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Retail	5.7%	6.1%
Office	2.1%	9.0%
Industrial	2.6%	4.0%
Multi-Family	1.8%	6.2%
Hotel/Motel	4.0%	4.0%
Residential	2.0%	8.5%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 94 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments.

The following table details an analysis of mortgage loans as of December 31, 2021 and 2020:

		Residential		Commercial

	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2021
Recorded Investment
Current	$-	$-	$365	$-	$2,762	$22	$3,149
30 - 59 days past due	-	-	2	-	-	-	2
60 - 89 days past due	-	-	1	-	-	-	1
90 - 179 days past due	-	-	1	-	28	-	29
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$370	$-	$2,790	$22	$3,182
2020
Recorded Investment
Current	$-	$-	$248	$-	$2,823	$44	$3,115
30 - 59 days past due	-	-	3	-	-	-	3
60 - 89 days past due	-	-	-	-	38	-	38
90 - 179 days past due	-	-	1	-	34	-	35
Greater than 180 days past due	-	-	2	-	-	-	2
Total	$-	$-	$254	$-	$2,895	$44	$3,193

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2021, 2020 and 2019 for LBaSS.

As of December 31, 2021, 2020 and 2019, the Company held LBaSS for which it recognized $0, $5, and $1, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

25	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2021	2020
Aggregate unrealized losses:
Less than 12 Months	$22	$15
12 Months or longer	$5	$11
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$1,606	$895
12 Months or longer	$160	$429

D.	Unrealized losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2021 and 2020 are set forth in the tables below:

December 31, 2021	Less than 12 Months		12 Months or Longer		Total

Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$48	$(1)	$1	$-	$49	$(1)
All other governments	310	(10)	35	(5)	345	(15)
States, territories and possessions	7	-	-	-	7	-
Political subdivisions of states, territories and possessions	36	-	-	-	36	-
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	663	(8)	8	(1)	671	(9)
Industrial and miscellaneous	2,485	(42)	478	(20)	2,963	(62)
Total bonds	$3,549	$(61)	$522	$(26)	$4,071	$(87)
Non-affiliated	22	(3)	-	-	22	(3)
Total common stocks	$22	$(3)	$-	$-	$22	$(3)
Preferred stocks	1	-	-	-	1	-
Total stocks	$23	$(3)	$-	$-	$23	$(3)
Total bonds and stocks	$3,572	$(64)	$522	$(26)	$4,094	$(90)

26	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

December 31, 2020	Less than 12 Months		12 Months or Longer		Total

Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$4	$-	$-	$-	$4	$-
All other governments	61	-	4	-	65	-
States, territories and possessions	14	-	-	-	14	-
Political subdivisions of states, territories and possessions	-	-	-	-	-	-
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	112	(1)	-	-	112	(1)
Industrial and miscellaneous	1,545	(44)	446	(19)	1,991	(63)
Total bonds	$1,736	$(45)	$450	$(19)	$2,186	$(64)
Non-affiliated	-	-	-	-	-	-
Total common stocks	$-	$-	$-	$-	$-	$-
Total stocks	$-	$-	$-	$-	$-	$-
Total bonds and stocks	$1,736	$(45)	$450	$(19)	$2,186	$(64)

E.	Realized Gains (Losses)

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2021, 2020 and 2019 were as follows:

Years ended December 31	2021		2020		2019

	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities
Proceeds from sales	$1,648	$-	$1,862	$1	$1,251	$234
Gross realized gains	82	-	126	-	42	18
Gross realized losses	(18)	-	(29)	-	(18)	-

F.	Derivative Financial Instruments

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps and currency forwards to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company’s exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

27	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2021 and 2020.

	December 31, 2021		Year ended December 31, 2021

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$2,410	$36	$(2)	$43
Forwards	188	(3)	-	(9)
Total	$2,598	$33	$(2)	$34

	December 31, 2020		Year ended December 31, 2020

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$2,476	$(7)	$(10)	$(21)
Forwards	334	6	-	6
Total	$2,810	$(1)	$(10)	$(15)

G.	Other Invested Assets

During 2021, 2020 and 2019, the Company recorded OTTI losses on investments in joint ventures and partnerships of $4, $11, and $22, respectively.

H.	Investment Income

The Company did not have any accrued investment income receivables over 90 days past due as of December 31, 2021 or 2020. Investment expenses of $29, $35 and $30 were included in Net investment income earned for the years ended December 31, 2021, 2020 and 2019, respectively.

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $4,574 and $4,615 as of December 31, 2021 and 2020, respectively.

28	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2021 and 2020.

December 31, 2021	Level 1	Level 2	Level 3	Total
Bonds	$-	$552	$49	$601
Common stocks	-	-	66	66
Preferred stock	-	1	-	1
Mutual funds	-	-	69	69
Derivative assets	-	64	-	64
Derivative liabilities	-	(30)	-	(30)
Total	$-	$587	$184	$771

December 31, 2020	Level 1	Level 2	Level 3	Total
Bonds	$-	$582	$63	$645
Common stocks	-	-	43	43
Derivative assets	-	70	-	70
Derivative liabilities	-	(71)	-	(71)
Total	$-	$581	$106	$687

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2021 and 2020.

	Beginning Balance at January 1, 2021	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2021
Bonds	$64	$350	$(13)	$(23)	$7	$(336)	$49
Common stocks	44	-	-	-	-	22	66
Mutual funds	-	-	-	-	(2)	71	69
Total	$108	$350	$(13)	$(23)	$5	$(243)	$184

	Beginning Balance at January 1, 2020	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2020
Bonds	$22	$578	$(542)	$14	$35	$(43)	$64
Common stocks	46	-	-	(2)	-	-	44
Total	$68	$578	$(542)	$12	$35	$(43)	$108

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short term and thus observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the dates of the determination of fair value.

29	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2021	Valuation Technique	Unobservable Input	Range (Weighted Average)
Assets:
Bonds	$ 1	Discounted cash flow	Yield	3.85%-3.85% (3.85%)

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2021 and 2020:

December 31, 2021	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$12,052	$11,760	$-	$10,754	$1,298	$-
Cash equivalents and short term investments	155	155	35	65	55	-
Common stocks	70	70	-	3	67	-
Derivative assets	64	64	-	64	-	-
Derivative liabilities	(30)	(30)	-	(30)	-	-
Mortgage loans	3,299	3,179	-	-	3,299	-
Mutual funds	69	69	-	-	69	-
Preferred stocks	1	1	-	1	-	-
Total	$15,680	$15,268	$35	$10,857	$4,788	$-

December 31, 2020	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$12,793	$12,218	$-	$10,777	$2,016	$-
Cash equivalents and short term investments	150	150	30	82	38	-
Common stocks	47	48	-	3	44	-
Derivative assets	70	70	-	70	-	-
Derivative liabilities	(71)	(71)	-	(71)	-	-
Mortgage loans	3,369	3,191	-	-	3,369	-
Total	$16,358	$15,606	$30	$10,861	$5,467	$-

30	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2021, 2020 and 2019, is set forth in the table below:

December 31,	2021	2020	2019
Reserves for losses and LAE, end of prior year	$8,955	$9,593	$10,606
Cumulative effect of accounting change*	(56)	-	-
Incurred losses and LAE related to:
Current accident year	3,051	3,563	3,695
Prior accident year	(78)	163	183
Total incurred losses and LAE	2,973	3,726	3,878
Paid losses and LAE related to:
Current accident year	(825)	(1,305)	(1,212)
Prior accident year	(2,123)	(3,059)	(3,679)
Total paid losses and LAE	(2,948)	(4,364)	(4,891)
Reserves for losses and LAE, end of current year	$8,924	$8,955	$9,593

*Accounting reclassification from insurance to deposit accounting with respect to a specific commercial insurance program (Refer to Note 2A).

During 2021, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $78. This favorable incurred includes $35 favorable due to changes in discount as a result of interest rate fluctuation. This results in a net favorable prior year development (“PYD”) of $43.

The favorable prior year development is generally a result of the following:

●	Strong favorable development in Personal Insurance, primarily attributable to subrogation recovery related to the 2017 and 2018 California wildfires;
●	Favorable development on U.S. Workers Compensation and short-tailed commercial lines within Other Product Lines, reflecting lower frequency and severity in recent calendar years;

The above favorable development is partially offset by unfavorable development as a result of the following:

●	U.S. Property and Special Risk Commercial lines were adversely impacted by the impact of dropping below the attachment point of the 2018 catastrophe aggregate treaty;
●	Reserve strengthening within U.S. Financial Lines, reflecting higher severity of claims in Directors & Officers and cyber risk;
●	Unfavorable development primarily attributed to the Blackboard insurance portfolio due to increased severity on reported claims.

During 2020, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $163. This was due to the changes in discount of $128 as a result of interest rate fluctuation. This results in a net unfavorable prior year development (“PYD”) of $35.

The unfavorable prior year development is generally a result of the following:

●

Unfavorable development in U.S. Financial Lines, notably D&O, Employment Practices Liability (“EPLI”), Mergers and Acquisitions, Cyber and Non-Medical Professional Errors & Omissions business where the Company reacted to increasing frequency and severity in recent accident years;

●	Unfavorable development in Personal Lines where the Company reacted to adverse development in Homeowners and Umbrella.

During 2019, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $183. This was due to the changes in discount of $174 as a result of interest rate fluctuation. This results in a net unfavorable prior year development (“PYD”) of $9.

The unfavorable prior year development is generally a result of the following:

●

Unfavorable development in Financial Lines, notably Directors & Officers (D&O), Employment Practices Liability (EPLI) and Non-Medical Professional Errors & Omissions business where we reacted to increasing frequency and severity in recent accident years;

●	Unfavorable development in Primary General Liability where we reacted to adverse frequency and severity trends especially in construction.

31	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $234, $234 and $310 for the years ended December 31, 2021, 2020 and 2019, respectively. The Company paid $17, $5 and $13 in the reporting period to settle 112, 137 and 148 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2021, 2020 and 2019, respectively.

A.	Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses
December 31,	2021	2020	2019	2021	2020	2019
Direct
Loss and LAE reserves, beginning of year	$617	$733	$726	$286	$307	$285
Incurred losses and LAE	50	(61)	54	-	(1)	51
Calendar year paid losses and LAE	(66)	(55)	(47)	(24)	(20)	(29)
Loss and LAE Reserves, end of year	$601	$617	$733	$262	$286	$307

Assumed reinsurance
Loss and LAE reserves, beginning of year	$292	$305	$316	$17	$17	$16
Incurred losses and LAE	6	1	4	-	1	2
Calendar year paid losses and LAE	(18)	(14)	(15)	(1)	(1)	(1)
Loss and LAE Reserves, end of year	$280	$292	$305	$16	$17	$17

Net of reinsurance
Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-
Incurred losses and LAE	-	-	-	-	-	-
Calendar year paid losses and LAE	-	-	-	-	-	-
Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves

December 31,	2021	2020	2021	2020
Direct basis:	$264	$233	$21	$26
Assumed reinsurance basis:	89	106	12	12
Net of ceded reinsurance basis:	-	-	-	-

32	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Environmental	Loss Reserves		LAE Reserves

December 31,	2021	2020	2021	2020
Direct basis:	$77	$119	$68	$51
Assumed reinsurance basis:	4	5	3	2
Net of ceded reinsurance basis:	-	-	-	-

B.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 1.94 percent and 1.51 percent interest rate as of December 31, 2021 and 2020, respectively. The tabular reserve is capped at 45% of total outstanding reserve discount. Only case basis reserves are subject to tabular discounting. The December 31, 2021 and 2020 liabilities include $1,313 and $1,441 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2021, 2020 and 2019:

Lines of Business	2021	2020	2019
Workers’ Compensation
Case Reserves	$70	$67	$124

As of December 31, 2021, 2020 and 2019, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $72, $123 and $203, respectively.

Non-Tabular Discount

The non-tabular discount rate utilized by the Company is a variable discount rate determined using risk-free rates based on the U.S. Treasury forward yield curve plus a liquidity margin, applicable to IBNR and certain case reserves.

The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2021, 2020 and 2019:

Lines of Business	2021	2020	2019
Workers’ Compensation
Case Reserves	$103	$58	$40
IBNR	131	116	174

As of December 31, 2021, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $88 and $202, respectively. As of December 31, 2020, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $25 and $170, respectively. As of December 31, 2019, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $20 and $265 respectively.

33	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

6.	Related Party Transactions

A.	Combined Pooling Agreement

As described in Note 1, effective January 1, 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies.

B.	Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2021, 2020 and 2019 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2021, 2020 and 2019:

			2021

			Assets Received by		Assets Transferred by

			the Company		the Company

Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

06/07/21	Return of Capital	AIG PC US	$-	-	$498	Securities

06/15/21	Return of Capital	AIG PC US	-	-	2	Cash

12/21/21	Return of Capital	AIG PC US	-	-	400	Securities

			2020

			Assets Received by		Assets Transferred by

			the Company		the Company

Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

03/25/20	Sale of Securities	American Home	$183	Cash	$183	Securities

03/27/20	Return of Capital	AIG PC US	-		37	Securities

03/27/20	Return of Capital	AIG PC US	-		163	Cash

04/03/20	Purchase of Securities	AG Life	270	Securities	270	Cash

04/03/20	Sale of Securities	AG Life	270	Cash	270	Securities

06/09/20	Capital Contribution	AIG PC US	245	Cash	-

07/06/20	Purchase of Securities	Fortitude Re Ltd.	133	Securities	133	Cash

07/06/20	Sale of Securities	Fortitude Re Ltd.	133	Cash	133	Securities

09/30/20	Return of Capital	AIG PC US	-		299	Securities

09/30/20	Return of Capital	AIG PC US	-		1	Cash

12/29/20	Sale of Securities	American Home	115	Cash	115	Securities

12/31/20	Return of Capital	AIG PC US	-		166	Securities

12/31/20	Return of Capital	AIG PC US	-		34	Cash

Various	Capital Contribution	AHAC DECO Sub LLC	-		177	Securities

			2019

			Assets Received by		Assets Transferred by

			the Company		the Company

Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

01/30/19	Sale of securities	American Home	$154	Cash	$154	Securities

09/12/19	Purchase of Profit Participating Notes	AIG, Inc.	360	Securities	360	Cash

09/30/19	Return of capital	AIG PC US	-		220	Cash

34	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Glatfelter Insurance Group Reinsurance Company (“GIG Re”) Novation

On January 1, 2020, GIG Re novated its Munich Re 2019 & prior in-force reinsurance business to National Union accounted for as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. The novation consideration was equal to the total statutory reserves and resulted in no gain or loss on the transaction. Further, GIG RE commuted its National Union business back to National Union. As a result, total reserves transferred to the Combined Pool were $261 of Loss and LAE and $129 of unearned premium of which the Company’s proportionate share was $91 of Loss and LAE and $45 of unearned premium.

The novation was accounted for as retroactive reinsurance in accordance with SSAP 62R.

Lexington Insurance Company (“Lexington”) and American International Reinsurance Company, Ltd. (“AIRCO”) Commutation

During 2020, Lexington and AIRCO entered into a commutation agreement which partially commutes the Casualty Quota Share Reinsurance Contract (“QS Agreement”) which was in effect since January 1, 2010. As a result of the commutation, the companies settled the obligations and liabilities known and unknown of Lexington under the 2016-2019 accident years of the QS Agreement. Any obligations or liabilities of the companies under the 2010-2015 and 2020 Accident Years will continue to be settled under modified QS Agreement.

As a result of the commutation, Lexington transferred reserves back to AIRCO of $397 for Loss and LAE, of which the Company’s proportionate share after pooling was $139 for Loss and LAE.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIG Europe SA (“AESA”) Commutation

Effective November 30, 2020, the 55% All Lines Assumed Quota Share Arrangement (“ALQS”) originally entered into in 2019 between the Combined Pool members and AESA was partially commuted, maintaining the accident year stop-loss arrangement in effect. As a result of the commutation, the Combined Pool members transferred reserves back to AESA of $1,010 for Loss and LAE, and $543 of unearned premium, of which the Company’s proportionate share was $354 for loss and LAE, and $190 of unearned premium.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIRCO Retrocession

Effective December 31, 2020, the Company, with other members of the Pool, entered into a prospective reinsurance arrangement with AIRCO, whereby members of the Pool retroceded 100 percent of their future reinsurance obligations associated with certain underlying mortgage insurance policies stemming from a previously executed assumed quota-share arrangement. The arrangement is accounted for prospectively, on a funds withheld basis, in accordance with SSAP 62R. As part of the arrangement, a contra mortgage guaranty contingency reserve, in the amount of $525 was recorded by the Pool, of which the Company’s proportionate share was $184 as of December 31, 2020

Purchase of NF Seven (Cayman) Limited Profit Participating Notes and Common Shares

Between 2012 – 2014, AIG Inc. had completed six securitization transactions. The securitizations resulted in senior rated notes sold to third parties and unrated notes. The unrated notes were acquired by NF Seven (Cayman) Limited (“NF Seven”) (a wholly owned subsidiary of AIG, Inc.) and were funded by the issuance of Profit Participating Notes (“PPN”) from NF Seven to its shareholders in proportion to their ownership interest (90% AIG Inc. and 10% AIG Cap Corp. (“AIGCC”).

On September 12, 2019, AIG Inc. and AIGCC sold their entire ownership interests in NF Seven (common shares and PPNs) to the Company and Lexington to provide them with high yielding assets (PPNs- NAIC Designation 5GI reported at the lower of amortized cost or fair value on Schedule D, Bonds - Affiliated) and generate liquidity for AIG Inc. The Company recorded the purchase of PPNs and common shares at fair value which was $440 and $66K, respectively. The investment in common shares are non-admitted for statutory purposes due to lack of audited financial statements.

35	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Amounts Due to or from Related Parties

At December 31, 2021 and 2020, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

December 31,	2021	2020
Balances with member pool companies	$299	$292
Balances with other affiliates	88	119
Receivable from parent, subsidiaries and affiliates	387	411
Balances with member pool companies	5	149
Balances with other affiliates	752	660
Payable to parent, subsidiaries and affiliates	$757	$809

Current federal and foreign taxes payable under the Tax Sharing Agreement at December 31, 2021 and 2020 were $31 and $18, respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2021 or 2020.

D.	Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E.	Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2021, 2020 and 2019:

Affiliates	2021	2020	2019
AIG Claims, Inc.	$141	$152	$172
AIG PC Global Services, Inc.*	111	108	124
Total	$252	$260	$296

*AIG PC Global Services, Inc. was below one-half of one percent in 2021 and 2020.

F.	Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2021 and 2020, the Company had no outstanding liability pursuant to this Loan Facility.

Significant debt terms and covenants include the following:

●	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
●

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof, and;

●

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

36	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11 E regarding funds borrowed from FHLB.

7.	Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2021, 2020 and 2019:

Years Ended December 31,	2021		2020		2019

	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$5,448	$5,264	$4,799	$4,662	$5,033	$4,991
Reinsurance premiums assumed:
Affiliates	15,224	14,817	15,128	15,872	15,743	15,887
Non-affiliates	406	353	493	489	443	532
Gross premiums	21,078	20,434	20,420	21,023	21,219	21,410

Reinsurance premiums ceded:
Affiliates	14,035	13,634	13,614	13,949	13,881	14,059
Non-affiliates	2,431	2,333	2,427	2,258	2,161	2,012
Net premiums	$4,612	$4,467	$4,379	$4,816	$5,177	$5,339

As of December 31, 2021 and 2020, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

	Unearned Premium Reserves	Paid Losses and LAE	Reserves for Losses and LAE
December 31, 2021:
Affiliates	$7,455	$63	$38,542
Non-affiliates	909	583	8,837
Total	$8,364	$646	$47,379

December 31, 2020:
Affiliates	$7,094	$48	$40,117
Non-affiliates	811	553	9,637
Total	$7,905	$601	$49,754

37	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2021 and 2020 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net

	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2021

Affiliates	$8,540	$1,946	$7,455	$1,557	$1,085	$389

All Other	222	50	909	190	(687)	(139)

Total	$8,762	$1,996	$8,364	$1,747	$398	$250

December 31, 2020

Affiliates	$8,260	$1,936	$7,094	$1,470	$1,167	$466

All Other	168	39	811	168	(643)	(129)

Total	$8,428	$1,975	$7,905	$1,638	$524	$337

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2021 and 2020 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the Company, are as follows:

Reinsurer	2021	2020
Affiliates:
Combined Pool*	$45,039	$46,356
Eaglestone	560	577
Other affiliates	318	171
Total affiliates	$45,917	$47,104
Berkshire Hathaway Group	70	96
Swiss Reinsurance Group	449	538
Munich Reinsurance Group	266	250
Hannover Re Group	210	210
Lloyds Group**	151	192
Total Non-affiliates	1,146	1,286
Total affiliates and non-affiliates	$47,063	$48,390

*Includes intercompany pooling impact of $7,254 related to Unearned Premium Reserve, $37,820 related to Reserves for Losses and LAE and $9 related to Paid losses and LAE as of and for the year ended December 31, 2021, and $6,917, $39,460, and $7, respectively, as of and for the year ended December 31, 2020.

**Lloyds Group was below 3% in 2021.

C.	Reinsurance Recoverable in Dispute

At December 31, 2021 and 2020, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $26 and $35 as of December 31, 2021 and 2020, respectively.

D.	Retroactive Reinsurance

The total surplus gain recognized by the Combined Pool as of December 31, 2021, 2020 and 2019 was $1,996, $2,287, and $2,176, respectively. National Union’s share of this gain as of December 31, 2021, 2020 and 2019 was $671, $801, and $711, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

38	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2021 and 2020 the amount in trust was $4,908 and $3,743, respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2021 and 2020 was $1,103 and $1,164, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

8.	Income Taxes

U.S. TAX REFORM OVERVIEW

The IRS has continued to issue new guidance in relation to the Tax Cuts and Jobs Act (the Tax Act) enacted in 2017. Guidance has been issued covering provisions for Global Intangible Low-Taxed Income (GILTI) under which taxes are imposed on the excess of a deemed return on tangible assets of certain foreign subsidiaries, foreign tax credits by which the U.S. mitigates double taxation of foreign operations, and other elements of tax law. Changes to this guidance, and other provisions of tax law, are expected in future periods. Such guidance may result in changes to the interpretations and assumptions we made and actions we may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, we have made an accounting policy election to treat GILTI taxes as a period tax charge in the period the tax is incurred.

No provision for income tax related to GILTI was recorded as of December 31, 2021.

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions of the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

The components of the Company’s net deferred tax assets/liabilities (“DTA”/“DTL”) as of December 31, 2021 and 2020 are as follows:

	12/31/2021			12/31/2020			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTA	$741	$174	$915	$861	$185	$1,046	$(120)	$(11)	$(131)
Statutory Valuation Allowance	2	-	2	5	-	5	(3)	-	(3)
Adjusted Gross DTA	739	174	913	856	185	1,041	(117)	(11)	(128)
Nonadmitted DTA	-	-	-	67	-	67	(67)	-	(67)
Subtotal Admitted DTA	739	174	913	789	185	974	(50)	(11)	(61)
DTL	61	294	355	97	255	352	(36)	39	3
Net Admitted DTA (DTL)	$678	$(120)	$558	$692	$(70)	$622	$(14)	$(50)	$(64)

At December 31, 2021, the Company recorded gross deferred tax assets before valuation allowance of $915. A valuation allowance of $2 was established on deferred tax assets related to foreign tax credits, as it is management’s belief that they will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

39	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2021 and 2020:

	12/31/2021			12/31/2020			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	$576	$-	$576	$622	$-	$622	$(46)	$-	$(46)

1. Adjusted gross DTAs realizable within 36 months	576	-	576	622	-	622	(46)	-	(46)
2. 15 percent of statutory surplus	N/A	N/A	-	N/A	N/A	766	N/A	N/A	(766)

Adjusted gross DTAs that can be offset against DTLs	163	174	337	167	185	352	(4)	(11)	(15)

Total DTA admitted as the result of application of SSAP 101	$739	174	913	$789	$185	$974	$(50)	$(11)	$(61)

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	407%	420%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above	$5,098	$5,107

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,	2021	2020	Change
Federal income tax	$(14)	$(18)	$4
Foreign income tax	18	8	10
Subtotal	$4	$(10)	$14
Federal income tax on net capital gains	14	19	(5)
Federal and foreign income taxes incurred	$18	$9	$9

40	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2021 and 2020:

	2021	2020	Change
Ordinary
Discounting of unpaid losses	$110	$113	$(3)
Nonadmitted assets	13	15	(2)
Unearned premium reserve	137	156	(19)
Bad debt expense	8	8	-
Net operating loss carry forward	283	379	(96)
Foreign tax credit carry forward	72	51	21
Investments	44	90	(46)
Intangible Assets	12	15	(3)
Compensation and benefits accrual	13	14	(1)
Fixed and Intangible Assets	27	14	13
Other temporary differences	22	20	2
Subtotal	$741	$861	$(120)
Statutory valuation allowance adjustment	2	5	(3)
Nonadmitted	-	67	(67)
Admitted ordinary deferred tax assets	$739	$789	$(50)
Capital
Investments	$151	$163	$(12)
Unrealized capital losses	22	20	2
Deferred loss on branch conversions	1	2	(1)
Subtotal	$174	$185	$(11)
Admitted capital deferred tax assets	174	185	(11)
Admitted deferred tax assets	$913	$974	$(61)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2021 and 2020:

	2021	2020	Change
Ordinary
Investments	$30	$67	$(37)
Tax Act adjustment to discounting of unpaid losses	16	20	(4)
Section 481(a) adjustment	2	-	2
Compensation and benefits accrual	8	7	1
Other temporary differences	5	2	3
Subtotal	61	96	(35)
Capital
Investments	178	152	26
Unrealized capital losses	116	103	13
Subtotal	294	255	39
Deferred tax liabilities	$355	$351	$4
Net deferred tax assets (liabilities)	$558	$622	$(64)

41	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The change in net deferred tax assets is comprised of the following:

	2021	2020	Change
Adjusted gross deferred tax assets	$913	$1,041	$(128)
Total deferred tax liabilities	(355)	(352)	(3)
Net deferred tax assets (liabilities)	$558	$689	$(131)
Tax effect of unrealized gains (losses)			(11)
Total change in deferred tax			$(120)

Change in deferred tax - current year			$(107)
Change in deferred tax - current year - other surplus items			(19)
Change in deferred tax - current year - total			$(126)
Change in deferred tax - prior period correction			6
Total change in deferred tax			$(120)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2021:

	Current	Deferred	Total

SSAP 3 impact:
SSAP 3 - general items	$(4)	$6	$2
SSAP 3 - statutory valuation allowance	$-	$-	$-
Subtotal SSAP 3	$(4)	$6	$2
SSAP 3 - unrealized gain/loss	$-	$-	$-
SSAP 3 - adjusted tax assets and liabilities	$(4)	$6	$2
SSAP 3 - non-admitted impact	$-	$(6)	$(6)
Total SSAP 3 impact	$(4)	$-	$(4)

42	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2021, 2020 and 2019:

	2021		2020		2019

Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$833	$175	$280	$59	$400	$84
Tax Exempt Income, net of proration	(44)	(9)	(48)	(10)	(50)	(10)
Attribute Expiration	2	3	-	-	-	-
Impact of tax free liquidation	(47)	(10)	-	-	-	-
Change in Other Surplus Item	90	19	-	-	-	-
Stock Options and Other Compensation	4	1	9	2	10	2
Change in Nonadmitted Assets	12	3	(1)	-	19	4
Change in Tax Position	-	-	-	2	-	1
Statutory Valuation Allowance	-	(4)	-	2	-	4
Disregarded Subsidiary	-	(27)	-	-	-
Return to Provision	-	(7)	-	1	-	(2)
Change in Contingency Reserve	-	-	162	34	(26)	(5)
Unrealized FX & Foreign Currency Translation	-	-	-	(1)	(61)	(14)
Other	-	-	7	1	-	-
Total Book to Tax Adjustments	$17	$(31)	$129	$30	$(108)	$(20)

Total Income Tax	$850	$144	$409	$89	$292	$64

Federal and Foreign Income Taxes Incurred	-	4	-	(10)	-	(21)
Federal Income Tax on Net Capital Gains	-	14	-	19	-	32
Change in Net Deferred Income Taxes	-	126	-	80	-	53

Total Income Tax	$-	$144	$-	$89	$-	$64

Operating loss and tax credit carry-forwards

At December 31, 2021, the Company had net operating loss carry-forwards expiring through the year 2038 of:	$1,346
At December 31, 2021, the Company had foreign tax credits expiring through the year 2031 of:	$72

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2021. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2021, there was a $3 liability related to tax return errors and omissions and a $24 liability related to uncertain tax positions.

The U.S. is the only major tax jurisdiction of the Company. The statute of limitations for all tax years prior to 2000 has expired for the consolidated federal income tax return. The Company is currently under examination for the tax years 2007 through 2013 and open to examination through 2020.

The following table lists those companies that form part of the 2021 AIG consolidated federal income tax return:

43	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Assignment Company, LLC	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited

AH SLP 1094 San Lucas, LLC	AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC

AH SubGP 1098 Green Pines, LLC	AH SubGP 1158 Flat Iron, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC	AH SubGP 1384 Woodglen, LLC

AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC	AH SubGP 1535 Hunter’s Run, LLC

AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC	AH SubGP 1631 Broadway, LLC

AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC	AH SubGP 641 McKinney Apartments, LLC

AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC	AH SubGP 785 Mayfield, LLC

AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC	AH SubGP 929 Collinwood, LLC

AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC	AH SubGP MDL, LLC

AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC	AIG Assurance Company

AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.

AIG Commercial Real Estate Lending	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.	AIG Employee Services, Inc.

AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.	AIG Global Asset Management Holdings Corp.

AIG Global Capital Markets Securities, LLC	AIG Global Operations (Ireland) Limited	AIG Global Real Estate Investment Corp.	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS	AIG Home Protection Company, Inc.

AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.

AIG Life of Bermuda, Ltd.	AIG Markets, Inc.	AIG Matched Funding Corp.	AIG MEA Investments and Services, LLC	AIG Mortgage Capital, LLC

AIG North America, Inc.	AIG Partnership Holdings Corp.	AIG PC Global Services Inc.	AIG PC Global Services, Inc. United Kingdom	AIG Procurement Services, Inc.

AIG Property Casualty Company	AIG Property Casualty Europe Financing Ltd.	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.

AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management

AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company	AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)

AIG Travel Assist, Inc.	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.

AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC

AIGGRE Europe Real Estate Fund I	AIGGRE Europe Real Estate Fund I GP S.a r.l.	AIGGRE Europe Real Estate Fund II GP S.a.r.l	AIGGRE Market Street II LLC	AIGGRE U.S. LT Apartments Investor Lexington

AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC	AIGGRE U.S. Real Estate Fund III	AIGGRE U.S. Real Estate Fund IV Lexington

AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

44	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company

Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation

American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated	American General Life Insurance Co. - Insulat

American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company	American International Facilities Management

American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services

Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC

CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC

CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.

Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company

Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Life & Annuity Solutions, Inc.	GIG of Missouri, Inc.

GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.

Global Loss Prevention, Inc. [Canada]	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.

Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation	LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.

Lilac Heights LLC	Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited

MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance

National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.

Prairie SAHP Corp.	Rialto Melbourne Investor LLC	Risk Specialists Companies	SA Affordable Housing, LLC	SA SubGP 1000 Woodwind Lakes, LLC

SAAHP GP Corp.	SAFG Capital LLC	SAFG Markets, LLC	SAFG Retirement Services, Inc.	SAFG Technologies, LLC

SAHP GA III - SC LLC	Sandstone (2016) Ltd.	SCSP Corp.	Service Net Solutions of Florida, LLC	Service Net Warranty, LLC

SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.	Stratford Insurance Company

SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC

SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC	SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets 83, LLC

SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.

The Insurance Company of the	The United State Life Insurance Company	The United States Life Insurance	The United States Life Insurance Company	The Variable Annuity Life - Insulated

The Variable Annuity Life - Non-Insulated	The Variable Annuity Life Insurance Company	Travel Guard Americas LLC Sucursal Mexico	Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]

Travel Guard Group, Inc.	Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company

Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.

Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

45	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under Pennsylvania law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

Pennsylvania domiciled companies are restricted (on the basis of the greater of 10 percent of statutory surplus, inclusive of unrealized gains, as of December 31, 2021, or 100 percent of net income for the preceding twelve month period ended December 31, 2021) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the PA DOI. The maximum dividend payment which may be paid by the Company, during 2022 is $815.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company did not pay any dividends during 2021 and 2020.

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2021 and 2020 represented or reduced by each item below is as follows:

Years Ended December 31,	2021	As Adjusted * 2020	2020
Unrealized gains and losses (net of taxes)	$393	$486	$486
Nonadmitted asset values	(60)	(145)	(139)
Provision for reinsurance	(16)	(16)	(16)

* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2021 and 2020.

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

46	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B.	Leases

The Company is the lessee for office space occupied by it and several affiliates under various noncancellable operating lease agreements that expire through November 2029. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $43, $42 and $44 in 2021, 2020 and 2019, respectively. Certain rental commitments have renewal options extending through the year 2039. Some of these renewals are subject to adjustments in future periods.

At December 31, 2021, the minimum aggregate rental commitments were as follows:

Operating Leases
2022	$17
2023	15
2024	11
2025	7
Remaining Years, 2026 and after	11
Total minimum lease payments	$61

C.	Other Commitments

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2021, the Company may be called upon for additional capital investments of up to $943.

At December 31, 2021, the Company had $953 of outstanding commitments related to various funding obligations associated with investments in commercial loans.

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

47	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2021:

Guaranteed Company		Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2021	Invested Assets @ 12/31/2021	Estimated Loss @ 12/31/2021	Policyholders’ Surplus 12/31/2021

AHICO First American-Hungarian Insurance Company (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009	$24	$411	$-	$(76)

AIG Insurance Company - Puerto Rico (f/k/a Chartis Insurance Company - Puerto Rico)		11/5/1997	12/31/2009	4	130	-	94

American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company)	*	7/13/1998	12/29/2006	2,465	212,515	-	8,532

American International Assurance Company (Bermuda) Limited	**	8/23/1999	1/31/2008	21,647	41,595	-	3,108

American International Life Assurance Company of New York	*	7/13/1998	4/30/2010	1,963,998	31,533	-	2,020

Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014	90	2,788	-	943

Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014	73	6,211	-	2,519

Chartis Insurance Ireland Limited (f/k/a AIG Europe (Ireland) Limited)	*	12/15/1997	1/31/2012	8	7,998	-	2,242

Chartis Select Insurance Company (f/k/a AIG Excess Liability Insurance Company, Ltd.)	*	7/29/1998	4/30/2012	23	15,054	-	4,655

First American Czech Insurance Company, A.S. (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009	230	578	-	36

La Meridional Compania Argentina de Seguros S.A.		1/6/1998	11/30/2016	155	89	-	74
Total				$1,988,717	$318,902	$-	$24,147

* Current Affiliates

**AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E.	Joint and Several Liabilities

AIUI is jointly and severally obligated to the policyholders of their Japan branch, in connection with the transfer of the business of the Japan branch to a Japan-domiciled affiliate in 2013. Under the terms of the transfer agreement, the Japan affiliate has agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliate carried $5 and $9 of loss reserves in respect of such policies as of December 31, 2021 and 2020, respectively. As of December 31, 2021, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $2.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

48	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

11.	Other Significant Matters

A.	Other Assets

As of December 31, 2021 and 2020, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2021	2020
Deposit accounting assets	$10	$11
Guaranty funds receivable on deposit	1	2
Loss funds on deposit	76	68
Contra Investments	45	106
Other assets	43	73
Equities in underwriting pools and associations	12	36
Total other admitted assets	$187	$296

B.	Other Liabilities

As of December 31, 2021 and 2020, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2021	2020
Assumed mortgage guaranty contingency reserve	$196	$184
Ceded mortgage guaranty contingency reserve	(196)	(184)
Escrow Deposit Liability	144	138
Other accrued liabilities	101	100
Retroactive reinsurance reserves - assumed	81	99
Retroactive reinsurance reserves - ceded	(25)	(26)
Deferred commission earnings	62	57
Escrow funds (NICO)	31	22
Accrued retrospective premiums	14	13
Servicing carrier liability	11	11
Collateral on derivative assets	41	7
Remittances and items not allocated	6	4
Paid loss clearing contra liability (loss reserve offset for paid claims)	(10)	(21)
Total other liabilities	$456	$404

C.	Other (Expense) Income

For the years ended December 31, 2021, 2020 and 2019, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2021	2020	2019
Other (expense) income	$3	$(34)	$16
Fee income on deposit programs	4	-	2
Interest expense on reinsurance program	(87)	(79)	(111)
Total other (expense) income	$(80)	$(113)	$(93)

49	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Non-Cash items

For the years ended December 31, 2021, 2020 and 2019, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2021	2020	2019
Capital Contributions to Parent:
Return of Capital	898	502	-
AESA Commutation
Premiums collected	-	(81)	-
Benefit and loss related payments	328	20	-
Commissions	-	60	-
GIG Re Novation
Premiums collected	-	45	-
Benefit and loss related payments	-	80	-
Funds Held:
Premiums collected	(20)	(22)	(36)
Benefit and loss related payments	48	87	195
Commissions	17	19	52
Interest	(87)	(74)	(107)
Funds Held	(42)	10	104
Securities received/transferred:
Securities received	1,514	1,881	1,961
Securities transferred	(2,144)	(1,756)	(2,076)

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Pittsburgh. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $3 and $3 of stock in the FHLB at December 31, 2021 and 2020, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2021, the Company had an actual borrowing capacity of $555 based on qualified pledged collateral. At December 31, 2021, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2021 and 2020, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

12.	Subsequent Events

Subsequent events have been considered through April 25, 2022 for these Financial Statements issued on April 25, 2022.

Type I – Recognized Subsequent Events:

None.

Type II – Nonrecognized Subsequent Events:

Russia/Ukraine Conflict

The Russia/Ukraine conflict began in February 2022. The conflict has and may continue to have a significant impact on the global macroeconomic and geopolitical environments, including increased volatility in capital and commodity markets, rapid changes to regulatory conditions around the globe including the use of sanctions, operational challenges for multinational corporations, inflationary pressures and an increased risk of cybersecurity incidents.

The conflict is evolving and has the potential to adversely affect the Company’s business and results of operations from an investment, underwriting and operational perspective. While the Company believes it has taken appropriate action to minimize related risk, it continues to monitor potential exposure and operational impacts, as well as any actual and potential claims activity. The ultimate impact will depend on future developments that are uncertain and cannot be predicted, including scope, severity and duration, the governmental, legislative and regulatory actions taken (including the application of sanctions), and court decisions, if any, rendered in response to those actions.

50	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2021 and 2020 and for years ended December 31, 2021, 2020 and 2019.